    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 1, 2012

                                                             FILE NO. 333-176149

                                                                       811-04972

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

PRE-EFFECTIVE AMENDMENT NO.                                   / /
POST-EFFECTIVE AMENDMENT NO. 1                                /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 413                                             /X/

                        HARTFORD LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT SEVEN

                           (Exact Name of Registrant)

                        HARTFORD LIFE INSURANCE COMPANY

                              (Name of Depositor)

                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                   (Address of Depositor's Principal Offices)

                                 (860) 843-6085

              (Depositor's Telephone Number, Including Area Code)

                               SARAH M. PATTERSON
                        HARTFORD LIFE INSURANCE COMPANY
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                    (Name and Address of Agent for Service)

                                  ------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

                                  ------------

The Registrant hereby amends this registration statement on such date as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                     PART A

HARTFORD'S PERSONAL RETIREMENT MANAGER SELECT III

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 12/8/86)
PO BOX 14293
LEXINGTON, KY 40512-4293


1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
WWW.HARTFORDINVESTOR.COM



                                                             [THE HARTFORD LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase Hartford's Personal Retirement Manager Select III variable annuity. The prospectus describes a contract between each Owner and joint Owner ("you") and Hartford Life Insurance Company ("us," "we" or "our"). This is an individual, deferred, flexible-premium variable annuity. You may own this annuity on a single or joint basis. This variable annuity allows you to allocate your Deposit among the following portfolio companies:

X  AllianceBernstein L.P.

X  American Century Investments

X  American Funds Insurance Series

X  BlackRock

X  Fidelity Investments

X  Franklin Templeton Investments

X  Hartford HLS Funds

X  Invesco

X  Lord Abbett & Co., LLC

X  MFS(R) Investment Management

X  PIMCO

X  Putnam Investments, LLC

X  Wells Fargo Funds Management, LLC

You may also allocate all or any portion of your Deposit to the Personal Pension Account and/or the Fixed Accumulation Feature.

This prospectus refers to the following Contract share class:

X  B Share

Not every optional rider may be available from your Financial Intermediary or in your state. Other available Contract classes offered through select Financial Intermediaries are not described in this Prospectus and may be subject to different charges.

Please read this prospectus carefully before investing and keep it for your records and for future reference. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC" or "Commission"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus. Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from us or the SEC's website (www.sec.gov).

This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get NO ADDITIONAL TAX ADVANTAGE from this variable annuity if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account ("IRA")). This prospectus is not intended to provide tax, accounting or legal advice.

We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.

          NOT INSURED BY FDIC OR ANY                MAY LOSE            NOT A DEPOSIT OF OR GUARANTEED BY           [NOT FDIC BANK
          FEDERAL GOVERNMENT AGENCY                  VALUE                ANY BANK OR ANY BANK AFFILIATE                IMAGE]

--------------------------------------------------------------------------------


PROSPECTUS DATED: MAY 1, 2012



STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2012

2

-------------------------------------------------------------------------------

CONTENTS


                                                                        PAGE
--------------------------------------------------------------------------------
1. INTRODUCTION                                                                3
2. FEE SUMMARY                                                                 4
3. MANAGEMENT OF THE CONTRACT                                                 13
  The Company                                                                 13
  The General Account                                                         13
  The Separate Account                                                        13
  The Funds                                                                   13
  Fixed Accumulation Feature                                                  15
4. INFORMATION ON YOUR ACCOUNT                                                16
  a. Purchasing a Contract                                                    16
  b. Charges and Fees                                                         25
  c. Surrenders                                                               29
  d. Annuity Payouts                                                          31
5. DEATH BENEFITS                                                             36
  a. Standard Death Benefit                                                   36
  b. Return of Premium V                                                      36
  c. Maximum Anniversary Value V                                              39
  d. Legacy Lock                                                              42
  e. Maximum Daily Value                                                      45
  f. How is the Death Benefit Paid?                                           49
  g. Who will receive the Death Benefit?                                      50
6. OPTIONAL WITHDRAWAL BENEFITS                                               50
  a. Future5 and Future6                                                      50
  b. Daily Lock Income Benefit                                                58
  c. Personal Pension Account                                                 67
7. OPTIONAL ACCUMULATION BENEFIT - SAFETY PLUS                                71
8. ADDITIONAL INFORMATION                                                     75
  a. Glossary                                                                 75
  b. State Variations                                                         79
  c. Miscellaneous                                                            80
  d. Legal Proceedings                                                        81
  e. How Contracts Are Sold                                                   81
9. FEDERAL TAX CONSIDERATIONS/ INFORMATION REGARDING TAX-QUALIFIED            83
RETIREMENT PLANS
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                      98
APPENDIX A - EXAMPLES                                                    APP A-1
APPENDIX B - ACCUMULATION UNIT VALUES                                    APP B-1
APPENDIX C - FUND DATA                                                   APP C-1
APPENDIX D - OPTIONAL RIDER INVESTMENT RESTRICTIONS                      APP D-1

-------------------------------------------------------------------------------

1. INTRODUCTION

HOW TO BUY THIS VARIABLE ANNUITY

X

                                                                                                      MORTALITY &
                      MINIMUM INITIAL                                                                EXPENSE RISK
                          DEPOSIT      NON-                                                               AND
         QUALIFIED                   QUALIFIED                                                      ADMINISTRATIVE
         CONTRACT                    CONTRACT       SALES RELATED CHARGES                               CHARGES
--------------------------------------------------------------------------------------------------------------------
                                                    Premium Based Charge
B SHARE        $2,000                  $5,000       7year Contingent Deferred Sales Charge*               0.75%

* Reduced Contingent Deferred Sales Charge schedule (liquidity feature) has a current additional charge of 0.25% and is applied daily and is deducted from the Sub-Accounts in Contract Years 1-4. Additional Deposits will only be accepted during Contract Year 1. Please see section 4.b. Charges and Fees, for more information.

This table does not show Fund expenses, premium taxes, Annual Maintenance Fee, and optional rider fees.

X  Choose investment options

- Sub-Accounts - Funds representing a range of investment strategies, objectives and asset classes.
-      Fixed Accumulation Feature - A fixed interest account.
- Personal Pension Account - A fixed interest account designed to provide lifetime payouts.

Subject to limitations, you may move your investment among each of these options.

X  Choose an optional feature


   GUARANTEED WITHDRAWAL BENEFIT                  FUTURE5*
------------------------------------------------------------------------
                                                  Future6*
                                         Daily Lock Income Benefit*
                                          Personal Pension Account
  Guaranteed Accumulation Benefit               Safety Plus*
          Death Benefits                Maximum Anniversary Value V*
                                             Return of Premium V
                                            Maximum Daily Value*
                                                Legacy Lock**
       Reduced Sales Charges                  Liquidity Feature


*   Investment restrictions apply.


** May only be elected if Future6 or Daily Lock Income Benefit is also elected. Legacy Lock was formerly known as Future6 DB. Investment restrictions apply.


Optional features may not be available through your Financial Intermediary or in all states.

X Complete our application or order request and submit it to your Financial Intermediary for approval.

X  Pay the applicable minimum initial Deposit.

4

-------------------------------------------------------------------------------

2. FEE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING YOUR VARIABLE ANNUITY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THIS VARIABLE ANNUITY. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

CONTINGENT DEFERRED SALES CHARGE   SURRENDER CHARGE
(CDSC) (1)
 Contract Year 1                          7%
       2                                  7%
       3                                  7%
       4                                  6%
       5 (2)                              5%
       6                                  4%
       7                                  3%
       8+                                 0%

(1) Each Deposit has its own CDSC schedule. The CDSC is a percentage of Remaining Gross Premium. Please see Section 4(b) and examples 1-7 in Appendix A for more information on how CDSC is calculated.

(2) If you elect the liquidity feature, your CDSC schedule will be shortened to a 4 year schedule and will be 0% beginning in Contract Year 5. Please see section 4.b. Charges and Fees, for more information.

CONTRACT OWNER PERIODIC EXPENSES

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THE VARIABLE ANNUITY, NOT INCLUDING ANNUAL FUND FEES AND EXPENSES.


ANNUAL MAINTENANCE FEE (3)                                                                         $50
PREMIUM BASED CHARGE (4)                                                                          0.50%
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily
 Contract Value excluding Fixed Accumulation Feature and Personal
 Pension Account investments)
  Mortality and Expense Risk Charge                                                               0.55%
  Administrative Charge                                                                           0.20%
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES                                                            0.75%
MAXIMUM OPTIONAL CHARGES (5)
  Liquidity Feature (6)                                                                           0.50%
  Maximum Anniversary Value V (7)                                                                 1.50%
  Return of Premium V (8)                                                                         0.75%
  Maximum Daily Value (9)                                                                         1.50%
  Legacy Lock (10)                                                                                1.50%
  Safety Plus (11)                                                                                2.50%
  Future6 (12)                                                                                    2.50%
   Single Life Option                                                                             2.50%
   Joint/Spousal Option                                                                           2.50%
  Future5 (13)                                                                                    2.50%
   Single Life Option                                                                             2.50%
   Joint/Spousal Option                                                                           2.50%
  Daily Lock Income Benefit (14)
   Single Life Option                                                                             2.50%
   Joint/Spousal Option                                                                           2.50%


(3)  Fee waived if Account Total is $50,000 or more on your Contract
     Anniversary.

-------------------------------------------------------------------------------

(4) Annual Premium Based Charge is assessed against each Premium Payment. The Premium Based Charge is a percentage of Remaining Gross Premium. Remaining Gross Premium is equal to Premium Payments adjusted by partial Surrenders. We calculate your Premium Based Charge based on Remaining Gross Premiums on each Contract Anniversary as adjusted since the last Premium Based Charge was taken. Please see section 4.b. Premium Based Charge for more information. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Accumulation Feature or the Personal Pension Account. Please see Section 4.b. Charges and Fees and Premium Based Charge Examples 1-3 in Appendix A.


(5) You may only elect one of the following optional Death Benefits: Legacy Lock, Maximum Daily Value, Maximum Anniversary Value V or Return of Premium
     V. You may only elect one of the following optional riders: Future6, Future5, Daily Lock Income Benefit or Safety Plus. All optional charges shown are deducted on each Contract Anniversary.



(6) Additional asset-based fee that is factored into the unit price and applied daily. The fee is deducted from the Sub-Accounts in Contract Years 1-4. Additional Deposits will only be accepted during Contract Year 1. Current rider charge is 0.25%.


(7) Rider charge is based on the Death Benefit, not including the Personal Pension Account Death Benefit. Current rider charge is 0.35%.


(8) Rider charge is based on the Premium Payments, not including the Personal Pension Account Death Benefit. Current rider charge is 0.25%.



(9) Rider charge based on Maximum Daily Value Death Benefit, not including the Personal Pension Account Death Benefit. The current rider charge is 0.55%.



(10) Rider charge is based on the greater of (a) Enhanced Return of Premium or
     (b) Return of Premium V Death Benefit on each Contract Anniversary. Current rider charge is 0.85%.



(11) Rider charge is based on the Guaranteed Accumulation Benefit. The Guaranteed Accumulation Benefit is initially equal to Premium Payments. The Guaranteed Accumulation Benefit will be adjusted by subsequent Premium Payments, partial Surrenders or transfers to or from the Personal Pension Account prior to the first rider anniversary. Current rider charge is 1.25%.



(12) Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 1.15%. Current rider charge for Joint/Spousal Option is 1.40%.



(13) Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 1.25%. Current rider charge for Joint/Spousal Option is 1.50%.



(14) Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based in subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 1.25%. Current rider charge for Joint/Spousal Option is 1.50%.


THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THIS VARIABLE ANNUITY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                                                                                  MINIMUM            MAXIMUM
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                               0.59%              2.22%
(expenses that are deducted from Sub-Account assets,
including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.

THE LAST TABLE SHOWS THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR EACH UNDERLYING FUND. ACTUAL FEES AND EXPENSES FOR THE UNDERLYING FUNDS VARY DAILY. AS A RESULT, THE FEES AND EXPENSES FOR ANY GIVEN DAY MAY BE GREATER OR LESS THAN THE TOTAL ANNUAL FUND OPERATING EXPENSES LISTED BELOW. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND. THESE EXPENSES MAY VARY FROM YEAR TO YEAR.

6

-------------------------------------------------------------------------------

                         ANNUAL FUND OPERATING EXPENSES
                           AS OF THE FUND'S YEAR END
                        (As a percentage of net assets)


                                                             DISTRIBUTION
                                                                AND/OR
                                                                SERVICE
                                           MANAGEMENT           (12B-1)             OTHER
UNDERLYING FUND:                              FEES               FEES             EXPENSES
-----------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 Invesco V.I. Balanced Risk Allocation
  Fund - Series II                             0.95%              0.25%              0.39%
 Invesco V.I. Core Equity Fund -
  Series II                                    0.61%              0.25%              0.28%
 Invesco V.I. International Growth
  Fund - Series II                             0.71%              0.25%              0.33%
 Invesco V.I. Mid Cap Core Equity Fund
  - Series II                                  0.73%              0.25%              0.30%
 Invesco V.I. Small Cap Equity Fund -
  Series II                                    0.75%              0.25%              0.32%
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 AllianceBernstein VPS Balanced Wealth
  Strategy Portfolio - Class B                 0.55%              0.25%              0.13%
 AllianceBernstein VPS Small/Mid Cap
  Value Portfolio - Class B                    0.75%              0.25%              0.09%
AMERICAN CENTURY VARIABLE PORTFOLIOS,
INC.
 American Century VP Growth Fund -
  Class II                                     0.90%              0.25%                N/A
 American Century VP Mid Cap Value
  Fund - Class II                              0.90%              0.25%              0.05%
 American Century VP Value Fund -
  Class II                                     0.87%              0.25%              0.01%
BLACKROCK VARIABLE SERIES FUNDS, INC.
 BlackRock Capital Appreciation V.I.
  Fund - Class III                             0.65%              0.25%              0.09%
 BlackRock Equity Dividend V.I. Fund -
  Class III                                    0.60%              0.25%              0.47%
 BlackRock Global Allocation V.I. Fund
  - Class III                                  0.65%              0.25%              0.06%
FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS
 Fidelity(R) VIP Contrafund(R)
  Portfolio - Service Class 2                  0.56%              0.25%              0.09%
 Fidelity(R) VIP Mid Cap Portfolio -
  Service Class 2                              0.56%              0.25%              0.10%
 Fidelity(R) VIP Strategic Income
  Portfolio - Service Class 2                  0.57%              0.25%              0.15%

                                                               CONTRACTUAL
                                              TOTAL            FEE WAIVER              TOTAL ANNUAL
                                             ANNUAL              AND/OR               FUND OPERATING
                                            OPERATING            EXPENSE              EXPENSES AFTER
UNDERLYING FUND:                            EXPENSES          REIMBURSEMENT             FEE WAIVER
--------------------------------------  ------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 Invesco V.I. Balanced Risk Allocation
  Fund - Series II                             1.63%               0.64%               0.99%  (1)(2)
 Invesco V.I. Core Equity Fund -
  Series II                                    1.14%                 N/A               1.14%  (3)
 Invesco V.I. International Growth
  Fund - Series II                             1.29%                 N/A               1.29%  (4)
 Invesco V.I. Mid Cap Core Equity Fund
  - Series II                                  1.28%                 N/A               1.28%  (3)
 Invesco V.I. Small Cap Equity Fund -
  Series II                                    1.32%                 N/A               1.32%  (5)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 AllianceBernstein VPS Balanced Wealth
  Strategy Portfolio - Class B                 0.93%                 N/A               0.93%
 AllianceBernstein VPS Small/Mid Cap
  Value Portfolio - Class B                    1.09%                 N/A               1.09%
AMERICAN CENTURY VARIABLE PORTFOLIOS,
INC.
 American Century VP Growth Fund -
  Class II                                     1.15%                 N/A               1.15%
 American Century VP Mid Cap Value
  Fund - Class II                              1.20%                 N/A               1.20%
 American Century VP Value Fund -
  Class II                                     1.13%                 N/A               1.13%
BLACKROCK VARIABLE SERIES FUNDS, INC.
 BlackRock Capital Appreciation V.I.
  Fund - Class III                             0.99%                 N/A               0.99%
 BlackRock Equity Dividend V.I. Fund -
  Class III                                    1.32%                 N/A               1.32%  (6)
 BlackRock Global Allocation V.I. Fund
  - Class III                                  0.98%                 N/A               0.98%
FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS
 Fidelity(R) VIP Contrafund(R)
  Portfolio - Service Class 2                  0.90%                 N/A               0.90%  (7)
 Fidelity(R) VIP Mid Cap Portfolio -
  Service Class 2                              0.91%                 N/A               0.91%  (8)
 Fidelity(R) VIP Strategic Income
  Portfolio - Service Class 2                  0.97%                 N/A               0.97%  (9)

-------------------------------------------------------------------------------


                                                             DISTRIBUTION
                                                                AND/OR
                                                                SERVICE
                                           MANAGEMENT           (12B-1)             OTHER
UNDERLYING FUND:                              FEES               FEES             EXPENSES
-----------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Income Securities Fund -
  Class 4                                      0.45%              0.35%              0.02%
 Franklin Rising Dividends Securities
  Fund - Class 4                               0.62%              0.35%              0.03%
 Franklin Small Cap Value Securities
  Fund - Class 4                               0.51%              0.35%              0.17%
 Franklin Strategic Income Securities
  Fund - Class 4                               0.34%              0.35%              0.25%
 Mutual Global Discovery Securities
  Fund - Class 4                               0.80%              0.35%              0.20%
 Mutual Shares Securities Fund - Class
  4                                            0.60%              0.35%              0.14%
 Templeton Foreign Securities Fund -
  Class 4                                      0.65%              0.35%              0.14%
 Templeton Global Bond Securities Fund
  - Class 4                                    0.46%              0.35%              0.09%
 Templeton Growth Securities Fund -
  Class 4                                      0.74%              0.35%              0.03%
HARTFORD HLS SERIES FUND II, INC.
 Hartford Growth Opportunities HLS
  Fund - Class IB                              0.61%              0.25%              0.05%
 Hartford U.S. Government Securities
  HLS Fund - Class IB                          0.45%              0.25%              0.03%
HARTFORD SERIES FUND, INC.
 American Funds Blue Chip Income and
  Growth HLS Fund - Class IB                   1.19%              0.25%              0.07%
 American Funds Bond HLS Fund - Class
  IB                                           0.88%              0.25%              0.05%
 American Funds Global Bond HLS Fund -
  Class IB                                     1.32%              0.25%              0.07%
 American Funds Global Growth and
  Income HLS Fund - Class IB                   1.41%              0.25%              0.05%
 American Funds Global Small
  Capitalization HLS Fund - Class IB           1.55%              0.25%              0.07%
 American Funds Growth HLS Fund -
  Class IB                                     1.09%              0.25%              0.05%
 American Funds Growth-Income HLS Fund
  - Class IB                                   0.99%              0.25%              0.04%
 American Funds International HLS Fund
  - Class IB                                   1.38%              0.25%              0.06%
 American Funds New World HLS Fund -
  Class IB                                     1.90%              0.25%              0.07%
 Hartford Capital Appreciation HLS
  Fund - Class IB                              0.63%              0.25%              0.04%

                                                               CONTRACTUAL
                                              TOTAL            FEE WAIVER              TOTAL ANNUAL
                                             ANNUAL              AND/OR               FUND OPERATING
                                            OPERATING            EXPENSE              EXPENSES AFTER
UNDERLYING FUND:                            EXPENSES          REIMBURSEMENT             FEE WAIVER
--------------------------------------  ------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Income Securities Fund -
  Class 4                                      0.82%                 N/A               0.82%  (10)
 Franklin Rising Dividends Securities
  Fund - Class 4                               1.01%                0.01  %            1.00%  (10)(11)
 Franklin Small Cap Value Securities
  Fund - Class 4                               1.04%                0.01  %            1.03%  (11)
 Franklin Strategic Income Securities
  Fund - Class 4                               0.94%                 N/A               0.94%
 Mutual Global Discovery Securities
  Fund - Class 4                               1.35%                 N/A               1.35%
 Mutual Shares Securities Fund - Class
  4                                            1.09%                 N/A               1.09%
 Templeton Foreign Securities Fund -
  Class 4                                      1.15%                0.01  %            1.14%  (11)
 Templeton Global Bond Securities Fund
  - Class 4                                    0.90%                 N/A               0.90%  (10)
 Templeton Growth Securities Fund -
  Class 4                                      1.12%                 N/A               1.12%  (10)
HARTFORD HLS SERIES FUND II, INC.
 Hartford Growth Opportunities HLS
  Fund - Class IB                              0.91%                 N/A               0.91%
 Hartford U.S. Government Securities
  HLS Fund - Class IB                          0.73%                 N/A               0.73%
HARTFORD SERIES FUND, INC.
 American Funds Blue Chip Income and
  Growth HLS Fund - Class IB                   1.51%                0.50  %            1.01%  (12)(13)(14)
 American Funds Bond HLS Fund - Class
  IB                                           1.18%                0.25  %            0.93%  (12)(13)(14)
 American Funds Global Bond HLS Fund -
  Class IB                                     1.64%                0.50  %            1.14%  (12)(13)(14)
 American Funds Global Growth and
  Income HLS Fund - Class IB                   1.71%                0.55  %            1.16%  (12)(13)(14)
 American Funds Global Small
  Capitalization HLS Fund - Class IB           1.87%                0.55  %            1.32%  (12)(13)(14)
 American Funds Growth HLS Fund -
  Class IB                                     1.39%                0.50  %            0.89%  (12)(13)(14)
 American Funds Growth-Income HLS Fund
  - Class IB                                   1.28%                0.45  %            0.83%  (12)(13)(14)
 American Funds International HLS Fund
  - Class IB                                   1.69%                0.60  %            1.09%  (12)(13)(14)
 American Funds New World HLS Fund -
  Class IB                                     2.22%                0.85  %            1.37%  (12)(13)(14)
 Hartford Capital Appreciation HLS
  Fund - Class IB                              0.92%                 N/A               0.92%

8

-------------------------------------------------------------------------------


                                                             DISTRIBUTION
                                                                AND/OR
                                                                SERVICE
                                           MANAGEMENT           (12B-1)             OTHER
UNDERLYING FUND:                              FEES               FEES             EXPENSES
-----------------------------------------------------------------------------------------------
 Hartford Disciplined Equity HLS Fund
  - Class IB                                   0.70%              0.25%              0.05%
 Hartford Dividend and Growth HLS Fund
  - Class IB                                   0.64%              0.25%              0.04%
 Hartford Global Research HLS Fund -
  Class IB                                     0.90%              0.25%              0.11%
 Hartford Growth HLS Fund - Class IB           0.78%              0.25%              0.05%
 Hartford High Yield HLS Fund - Class
  IB                                           0.69%              0.25%              0.06%
 Hartford Index HLS Fund - Class IB            0.30%              0.25%              0.04%
 Hartford International Opportunities
  HLS Fund - Class IB                          0.67%              0.25%              0.07%
 Hartford Money Market HLS Fund -
  Class IB                                     0.40%              0.25%              0.03%
 Hartford Portfolio Diversifier HLS
  Fund - Class IB                              0.60%              0.25%              0.09%
 Hartford Total Return Bond HLS Fund -
  Class IB                                     0.46%              0.25%              0.04%
 Hartford Value HLS Fund - Class IB            0.73%              0.25%              0.05%
LORD ABBETT SERIES FUND, INC.
 Lord Abbett Bond-Debenture Portfolio
  - Class VC                                   0.50%                N/A              0.44%
 Lord Abbett Fundamental Equity
  Portfolio - Class VC                         0.75%                N/A              0.48%
 Lord Abbett Growth and Income
  Portfolio - Class VC                         0.50%                N/A              0.42%
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Growth Series - Service Class          0.75%              0.25%              0.10%
 MFS(R) New Discovery Series - Service
  Class                                        0.90%              0.25%              0.11%
 MFS(R) Research Bond Series - Service
  Class                                        0.50%              0.25%              0.09%
 MFS(R) Total Return Series - Service
  Class                                        0.75%              0.25%              0.06%
 MFS(R) Value Series - Service Class           0.74%              0.25%              0.08%
PIMCO EQUITY SERIES VIT
 PIMCO EqS Pathfinder Portfolio -
  Advisor Class                                1.10%              0.25%              0.02%
PIMCO VARIABLE INSURANCE TRUST
 PIMCO All Asset Portfolio - Advisor
  Class                                        0.42%              0.25%                N/A
 PIMCO Global-Multi Asset Portfolio -
  Advisor Class                                0.95%              0.25%                N/A

                                                               CONTRACTUAL
                                              TOTAL            FEE WAIVER              TOTAL ANNUAL
                                             ANNUAL              AND/OR               FUND OPERATING
                                            OPERATING            EXPENSE              EXPENSES AFTER
UNDERLYING FUND:                            EXPENSES          REIMBURSEMENT             FEE WAIVER
--------------------------------------  ------------------------------------------------------------------
 Hartford Disciplined Equity HLS Fund
  - Class IB                                   1.00%                 N/A               1.00%
 Hartford Dividend and Growth HLS Fund
  - Class IB                                   0.93%                 N/A               0.93%
 Hartford Global Research HLS Fund -
  Class IB                                     1.26%                 N/A               1.26%
 Hartford Growth HLS Fund - Class IB           1.08%                 N/A               1.08%
 Hartford High Yield HLS Fund - Class
  IB                                           1.00%                 N/A               1.00%
 Hartford Index HLS Fund - Class IB            0.59%                 N/A               0.59%
 Hartford International Opportunities
  HLS Fund - Class IB                          0.99%                 N/A               0.99%
 Hartford Money Market HLS Fund -
  Class IB                                     0.68%                 N/A               0.68%
 Hartford Portfolio Diversifier HLS
  Fund - Class IB                              0.94%               0.09%               0.85%  (15)
 Hartford Total Return Bond HLS Fund -
  Class IB                                     0.75%                 N/A               0.75%
 Hartford Value HLS Fund - Class IB            1.03%                 N/A               1.03%
LORD ABBETT SERIES FUND, INC.
 Lord Abbett Bond-Debenture Portfolio
  - Class VC                                   0.94%                0.04  %            0.90%  (16)
 Lord Abbett Fundamental Equity
  Portfolio - Class VC                         1.23%                0.08  %            1.15%  (16)
 Lord Abbett Growth and Income
  Portfolio - Class VC                         0.92%                 N/A               0.92%
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Growth Series - Service Class          1.10%                 N/A               1.10%
 MFS(R) New Discovery Series - Service
  Class                                        1.26%                 N/A               1.26%
 MFS(R) Research Bond Series - Service
  Class                                        0.84%                 N/A               0.84%
 MFS(R) Total Return Series - Service
  Class                                        1.06%                0.04  %            1.02%  (17)
 MFS(R) Value Series - Service Class           1.07%                 N/A               1.07%
PIMCO EQUITY SERIES VIT
 PIMCO EqS Pathfinder Portfolio -
  Advisor Class                                1.39%                0.13  %            1.26%  (18)(19)
PIMCO VARIABLE INSURANCE TRUST
 PIMCO All Asset Portfolio - Advisor
  Class                                        1.33%                0.03  %            1.30%  (20)(21)
 PIMCO Global-Multi Asset Portfolio -
  Advisor Class                                1.74%                0.44  %            1.30%  (21)(22)(23)

-------------------------------------------------------------------------------


                                                             DISTRIBUTION
                                                                AND/OR
                                                                SERVICE
                                           MANAGEMENT           (12B-1)             OTHER
UNDERLYING FUND:                              FEES               FEES             EXPENSES
-----------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
 Putnam VT Equity Income Fund - Class
  IB                                           0.48%              0.25%              0.17%
 Putnam VT Investors Fund - Class IB           0.56%              0.25%              0.17%
 Putnam VT Voyager Fund - Class IB             0.56%              0.25%              0.16%
WELLS FARGO VARIABLE TRUST FUNDS
 Wells Fargo Advantage VT
  International Equity Fund - Class 2          0.75%              0.25%              0.26%
 Wells Fargo Advantage VT Intrinsic
  Value Fund - Class 2                         0.55%              0.25%              0.29%
 Wells Fargo Advantage VT Omega Growth
  Fund - Class 2                               0.55%              0.25%              0.23%
 Wells Fargo Advantage VT Opportunity
  Fund - Class 2                               0.65%              0.25%              0.21%
 Wells Fargo Advantage VT Small Cap
  Growth Fund - Class 2                        0.75%              0.25%              0.20%
 Wells Fargo Advantage VT Small Cap
  Value Fund - Class 2                         0.75%              0.25%              0.32%

                                                               CONTRACTUAL
                                              TOTAL            FEE WAIVER              TOTAL ANNUAL
                                             ANNUAL              AND/OR               FUND OPERATING
                                            OPERATING            EXPENSE              EXPENSES AFTER
UNDERLYING FUND:                            EXPENSES          REIMBURSEMENT             FEE WAIVER
--------------------------------------  ------------------------------------------------------------------
PUTNAM VARIABLE TRUST
 Putnam VT Equity Income Fund - Class
  IB                                           0.95%                 N/A               0.95%
 Putnam VT Investors Fund - Class IB           0.98%                 N/A               0.98%
 Putnam VT Voyager Fund - Class IB             0.99%                 N/A               0.99%
WELLS FARGO VARIABLE TRUST FUNDS
 Wells Fargo Advantage VT
  International Equity Fund - Class 2          1.27%                 N/A               1.27%  (24)(25)
 Wells Fargo Advantage VT Intrinsic
  Value Fund - Class 2                         1.10%                 N/A               1.10%  (25)
 Wells Fargo Advantage VT Omega Growth
  Fund - Class 2                               1.03%                 N/A               1.03%  (25)(26)
 Wells Fargo Advantage VT Opportunity
  Fund - Class 2                               1.12%                 N/A               1.12%  (25)(27)
 Wells Fargo Advantage VT Small Cap
  Growth Fund - Class 2                        1.20%                 N/A               1.20%  (25)(26)
 Wells Fargo Advantage VT Small Cap
  Value Fund - Class 2                         1.34%                 N/A               1.34%  (25)(28)



(1) Invesco Advisers, Inc. (Invesco or Adviser) has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 0.95% of average daily nets assets. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; (5) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds (as disclosed above as Acquired Fund Fees and Expenses); and (6) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agreed to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.



(2) "Other Expenses", "Acquired Fund Fees and Expenses" and "Total Annual Operating Expenses" are based on estimated amounts for the current fiscal year.



(3) The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.



(4) The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (subject to the same exclusions discussed above in Note 2) of Series II shares to 1.45% of average daily net assets for Invesco V.I. Capital Development Fund, to 0.92% of average daily net assets for Invesco V.I. Dividend Growth Fund, to 0.85% of average daily net assets for Invesco V.I. Government Securities Fund, to 1.36% of average daily net assets for Invesco V.I. International Growth Fund, to 0.62% of average daily net assets for Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund, to 1.09% of average daily net assets for Invesco Van Kampen V.I. Capital Growth Fund, to 0.75% of average daily net assets for Invesco Van Kampen Equity and Income Fund , to 0.87% of average daily net assets for Invesco Van Kampen V.I.

10

-------------------------------------------------------------------------------


     Comstock and Invesco Van Kampen V.I. Growth and Income, to 1.23% of average daily net assets for Invesco Van Kampen V.I. Mid Cap Growth Fund, to 1.28% of average daily net assets for Invesco Van Kampen V.I. Mid Cap Value.



(5) The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (subject to the same exclusions discussed above in Note 2) of Series II shares to 1.40% of average daily net assets.



(6)  Other Expenses are based on estimated amounts for the current fiscal year.



(7) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.70%. These offsets may be discontinued at any time.



(8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.58%. These offsets may be discontinued at any time.



(9) Fidelity Management & Research or its affiliates agreed to waive certain fees during the period.



(10) The Fund administration fee is paid indirectly through the management fee.



(11) The manager and administrator have agreed in advance to reduce their fees as a result of the fund's investment in a Franklin Templeton money market fund. This reduction will continue until at least April 30, 2012.



(12) HL Investment Advisers, LLC has contractually agreed with Hartford Series Fund, Inc. (the "Company") to waive a portion of its management fee for as long as the fund is part of a master-feeder fund structure. The Company's Board of Directors may change or eliminate this waiver if the fund structure changes. Currently, the fund waivers are as follows: American Funds Asset Allocation HLS Fund - 0.40%; American Funds Blue Chip Income and Growth HLS - 0.50%; American Funds Bond HLS Fund - 0.25%; American Funds Global Bond HLS - 0.50%; American Funds Global Growth and Income HLS
     - 0.55%; American Funds Global Growth HLS - 0.75%; American Funds Global Small Capitalization HLS Fund - 0.55%; American Funds Growth HLS Fund - 0.50%; American Funds Growth-Income HLS Fund - 0.45%; American Funds International HLS Fund - 0.60%; American Funds New World HLS Fund - 0.85%.



(13) The Class 1 shares of the Master Fund do not have a sales charge (load) or a distribution and service (12b-1) fee.



(14) Because the Fund invests all of its assets in the Master Fund, the Fund will bear its own fees and expenses and its proportionate share of the fees and expenses of the Master Fund.



(15) HL Investment Advisors, LLC has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of the Fund at the annual rate of 0.85% of the Fund's average daily net assets. This contractual arrangement will remain in effect until April 30, 2013, and shall renew automatically for one-year terms unless the Adviser provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.



(16) For the period May 1, 2011 through April 30, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund's other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of: 0.90% for Lord Abbett Bond-Debenture Portfolio - Class VC; 0.95% for Lord Abbett Classic Stock Portfolio - Class VC; and 1.15% for Lord Abbett Fundamental Equity Portfolio - Class VC and Lord Abbett Capital Structure Portfolio - Class VC. This agreement may be terminated only upon the approval of the Fund's Board of Directors.



(17) Effective May 1, 2011, MFS has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually in excess of $1 billion and 0.65% of the fund's average daily net assets annually in excess of $2.5 billion to $3 billion until modified by a vote of the fund's Board of Trustees, but such agreement will continue until at least April 30, 2012.



(18) PIMCO has contractually agreed, through May 1, 2012, to reduce its advisory fee by 0.13% of the average daily net assets of the Portfolio. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.



(19) "Other Expenses" reflect dividends paid on borrowed securities. Dividends paid on borrowed securities are an expense of short sales. Such expenses are required to be treated as a Portfolio expense for accounting purposes and are not payable to PIMCO.

-------------------------------------------------------------------------------


     Any dividends paid on securities sold short will vary based on the Portfolio's use of those investments as an investment strategy best suited to seek the objective of the Portfolio.



(20) PIMCO has contractually agreed, through May 1, 2012, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that are different from the calculation of Acquired Fund Fees and Expenses listed in the table above.



(21) Acquired Fund Fees and Expenses include interest expense of 0.01%. Interest expense is based on the amount incurred during an Underlying PIMCO Fund's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the Underlying PIMCO Fund for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Underlying PIMCO Fund's use of such investments as an investment strategy.



(22) PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio II Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.



(23) PIMCO has contractually agreed, through May 1, 2012, to waive, first the supervisory and administrative fee and, to the extent necessary, the advisory fee it receives from the Portfolio in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the supervisory and administrative fee and the supervisory and administrative fee and advisory fees taken together are grater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.



(24) Funds Management has committed through April 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed expense ratio shown. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.



(25) Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.



(26) Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed expense ratios shown. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.



(27) Funds Management has committed through April 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.07%. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.



(28) Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.14%. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

12

-------------------------------------------------------------------------------

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THIS VARIABLE ANNUITY WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITIES. LET'S SAY, HYPOTHETICALLY, THAT YOUR ANNUAL INVESTMENT RETURN IS 5% AND THAT YOUR FEES AND EXPENSES TODAY WERE AS HIGH AS POSSIBLE INCLUDING THE ELECTION OF THE HIGHEST POSSIBLE OPTIONAL CHARGES (I.E., LIQUIDITY FEATURE, MAXIMUM ANNIVERSARY VALUE V AND FUTURE5). THE EXAMPLE ILLUSTRATES THE EFFECT OF FEES AND EXPENSES THAT YOU COULD INCUR (OTHER THAN TAXES). YOUR ACTUAL FEES AND EXPENSES MAY VARY. FOR EVERY $10,000 INVESTED (EXCLUDING PERSONAL PENSION ACCOUNT CONTRIBUTIONS AND AMOUNTS ALLOCATED TO THE FIXED ACCUMULATION FEATURE), HERE'S HOW MUCH YOU WOULD PAY UNDER EACH OF THE THREE SCENARIOS POSED:

(1)  If you Surrender your Contract at the end of the applicable time period:


                                 1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
B Share                                     [To be filed by Amendment]


(2)  If you annuitize at the end of the applicable time period:


                                 1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
B Share                                     [To be filed by Amendment]


(3)  If you do not Surrender your Contract:


                                 1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------
B Share                                     [To be filed by Amendment]


CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

When Premium Payments are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments minus any Premium taxes, by the Accumulation Unit Value for that Valuation Day. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us. See Appendix B - Accumulation Unit Values for additional information. You can find financial statements for us and the Separate Account in the Statement of Additional Information.

-------------------------------------------------------------------------------

3. MANAGEMENT OF THE CONTRACT

THE COMPANY

We are a stock life insurance company engaged in the business of writing life insurance and individual and group annuities. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our corporate offices are located in Simsbury, Connecticut. We are ultimately controlled by The Hartford Financial Services Group, Inc.

All guarantees under the Contract are subject to each issuing company's financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with the SEC and/or state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above. You may read or copy these reports at the SEC's Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.hartfordinvestor.com or visiting the SEC's website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

THE GENERAL ACCOUNT

The Fixed Accumulation Feature (including amounts invested in the DCA Plus program) and the Personal Pension Account are part of our General Account. Please see Section 4.a for a description of the DCA Plus program. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and the Personal Pension Account and any other payment obligation we undertake under the Contract, including Death Benefits and optional withdrawal benefits, are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account.

THE SEPARATE ACCOUNT

We set aside and invest the assets of some of our annuity contracts, including these Contracts, in a Separate Account. These Separate Accounts are registered as unit investment trusts under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of "Separate Account" under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate
Accounts:

- hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract;

- are not subject to the liabilities arising out of any other business we may conduct;

- are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts;

- may be subject to liabilities of other variable annuity contracts offered by this Separate Account which are not described in this prospectus; and

- are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.

We do not guarantee the investment results of the Separate Account.

THE FUNDS

At the time you purchase your Contract, you may allocate your Deposit to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, and operating expenses. "Master-feeder" or "fund of funds" ("feeder funds") invest substantially all of their assets in other funds and will

14

-------------------------------------------------------------------------------

therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix C for additional information.

MIXED AND SHARED FUNDING - Fund shares may be sold to our other Separate Accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.

VOTING RIGHTS - We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds' shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted;

- send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

-   arrange for the handling and tallying of proxies received from Owners;

- vote all Fund shares attributable to your Contract according to instructions received from you, and

- vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Owners could determine the outcome of a proposition subject to shareholder vote.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS - Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, at our discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

FEES AND PAYMENTS WE RECEIVE FROM FUNDS AND RELATED PARTIES- We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under Premium Based Charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford's own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.

-------------------------------------------------------------------------------

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2010, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):

AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, BlackRock Advisors, LLC, BlackRock Investment, LLC, Branch Banking & Trust Company, Columbia Management Distributors, Inc., Evergreen Investment Services Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, HL Investment Advisors, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, MTB Investment Advisors, Inc., JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.

Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.50% and 0.35%, respectively, in 2010, and are not expected to exceed 0.50% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $85 from that Fund). For the fiscal year ended December 31, 2010, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $129.4 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

FIXED ACCUMULATION FEATURE


INTERESTS IN THE FIXED ACCUMULATION FEATURE ARE NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCUMULATION FEATURE NOR ANY OF ITS INTERESTS ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE IS SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURES. THE FIXED ACCUMULATION FEATURE IS NOT OFFERED IN ALL CONTRACT SHARE CLASSES AND IS NOT AVAILABLE IN ALL STATES OR IF YOU HAVE ELECTED EITHER THE FUTURE6, DAILY LOCK INCOME BENEFIT OR SAFETY PLUS RIDER.


We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State's minimum non-forfeiture requirements. Non-forfeiture rates vary from state-to-state. We may credit a rate higher than the minimum rate. We reserve the right to declare different rates of interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and, except as specifically stated above, no assurances are offered as to future rates in excess of non-forfeiture rates. Some of the factors that we may consider in determining whether to credit interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors. Fixed Accumulation Feature interest rates may vary by State.

We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a first-in, first-out basis (i.e., oldest investments will be liquidated first).

ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR. WHILE WE DO NOT CHARGE A SEPARATE FEE FOR INVESTING IN THE FIXED ACCUMULATION FEATURE, OUR EXPENSES ASSOCIATED WITH OFFERING THIS FEATURE ARE FACTORED INTO THE FIXED ACCUMULATION FEATURE.

16

-------------------------------------------------------------------------------

From time to time, we may credit increased interest rates in our sole discretion.

We may restrict your ability to allocate Contract Value, Benefit Balance or Premium Payments to the Fixed Accumulation Feature (and vice versa) at any time at our discretion. We may close the Fixed Accumulation Feature to new Premium Payments or transfers of existing Contract Value and/or Benefit Balance.

Except as otherwise provided, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts or the Personal Pension Account, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

- 30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary. When we calculate the 30%, we add Premium Payments allocated to the Fixed Accumulation Feature, transfers from Sub-Accounts and transfers from the Personal Pension Account made after that date, but before the next Contract Anniversary. These restrictions also apply to systematic transfers. The 30% does not include Contract Value in any DCA Plus Program; or
- an amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within sixty days of being notified of the renewal rate.

We may defer transfers and partial Surrenders from the Fixed Accumulation Feature for up to six months from the date of your request.

You must wait six months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values or Benefit Balance back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait six months after your last systematic transfer before moving Contract Value or Benefit Balance back to the Fixed Accumulation Feature.

As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Value in the Fixed Accumulation Feature to Sub-Accounts and/or Personal Pension Account; therefore this may not provide an effective short term defensive strategy.

4. INFORMATION ON YOUR ACCOUNT

A. PURCHASING A CONTRACT

WHO CAN BUY THIS CONTRACT?

The Contract is an individual tax-deferred variable annuity Contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- any trustee or custodian for a retirement plan qualified under Section 401(a) of the Code;

- individual retirement annuities adopted according to Section 408 of the Code;

- employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

- certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified Plan receives tax-deferred treatment under the Code.

We do not accept any incoming 403(b) exchanges, transfers or applications for 403(b) individual annuity contracts or additional investments into any individual annuity contract funded through a 403(b) plan.

We do not accept any new retirement plans qualified under Sections 401(a) and 403(a) of the Code or employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, or certain eligible deferred compensation plans as defined in Section 457 of the Code.

The Personal Pension Account may not be available to all types of qualified
Plans.

-------------------------------------------------------------------------------

HOW DO YOU PURCHASE A CONTRACT?

You may only purchase a Contract through a Financial Intermediary. A investment professional will work with you to complete and submit an application or an order request form. Part of this process will include an assessment as to whether this variable annuity may be suitable for you. Prior to recommending the purchase or exchange of a deferred variable annuity, your investment professional shall make reasonable efforts to obtain certain information about you and your investment needs. This recommendation will be independently reviewed by a principal within your Financial Intermediary. Your initial Deposit will not be invested in any Account and/or the Personal Pension Account during this period.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your Financial Intermediary will ask for your name, address, date of birth and other information that will allow us to identify you. They may also ask to see your driver's license or other identifying documents. Non-Resident Alien application submissions require our prior approval.

The minimum initial Deposit required to buy this Contract varies based on the type of investment, Contract share class and whether you enroll in a systematic investment Program such as the InvestEase(R) Program. Financial Intermediaries may impose requirements regarding the form of payment they will accept. Deposits not actually received by us within the time period provided below will result in the rejection of your application or order request.

Deposits sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be In Good Order.

We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Deposits of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your application:

- if You are seeking to purchase a Contract with an initial Deposit of $1 million or more;

- if total Deposits, aggregated by social security number or taxpayer identification number, equal $1 million or more; and

-   for all applications where the Owner or joint Owner are non-resident aliens.

You and your Annuitant must not be older than age 80 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

We urge you to discuss with your investment professional which share class is suitable for your needs. Share class availability and/or mortality and expense risk charge arrangements may vary based on the Financial Intermediary selling this variable annuity to you. Charges affect your overall rate of return on your Contract Value. In determining whether to invest in a share class that imposes a CDSC, you might consider whether higher mortality and expense risk and Premium Based Charges outweigh the benefits of CDSCs that reduce, or are eliminated, over time. Finally, in determining whether to invest in a share class offered through a Financial Intermediary, you might consider how the fee charged by your Financial Intermediary bears in relation to the costs associated with investing in other share classes that impose higher fees.

It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.

CAN YOU CANCEL YOUR CONTRACT AFTER YOU PURCHASE IT?

Yes. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Total Balance (minus applicable expenses) as of the Valuation Day we receive your properly completed request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Total Balance may be more or less than your Deposits depending upon the investment performance of your Contract. This means that you bear the risk of any decline in your Total Balance until we receive your notice of cancellation. In certain states, however, we are required to return your Deposit without deduction for any fees, charges or market fluctuations.

HOW ARE DEPOSITS APPLIED TO YOUR CONTRACT?

Your initial Deposit will usually be invested within two Valuation Days of our receipt at our Administrative Office of both a properly completed application or order request and the Deposit both being In Good Order. If we receive a subsequent Deposit before the

18

-------------------------------------------------------------------------------

end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Deposit after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive a subsequent Deposit on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Deposits based on your last instructions on record. We will send you a confirmation when we invest your Deposit.

If the request or other information accompanying the initial Deposit is incomplete or not In Good Order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Deposit at our Administrative Office) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Deposit and explain why it could not be processed or keep the Deposit if you authorize us to keep it until you provide the necessary information.

Generally, we will receive your application or order request (whether for an initial purchase or a subsequent investment) after your Financial Intermediary has completed a suitability review. We will then consider if your investment is In Good Order. While the suitability and good order process is underway, Deposits will not be applied to your Contract. You will not earn any interest on Deposits even if they have been sent to us or deposited into our bank account. We are not responsible for gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to reverse a transaction based on their review of your investment professional's recommendations. While the suitability good order process is underway, and we, may directly or indirectly earn income on your Deposits. For more information, contact your investment professional.

HOW IS CONTRACT VALUE CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?

The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds, and does not include Benefit Balance or any Payment Base associated with an optional benefit. There are two things that affect the value of your Sub-Accounts: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.

When Premium Payments are credited to Sub-Accounts within your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any premium taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Account, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract or as a result of the application of certain Contract charges.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- the net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced by

- the net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

- Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses and administrative charges, divided by the number of days in the year multiplied by the number of days in the Valuation Period.

We will send you a statement at least annually.

WHAT OTHER WAYS CAN YOU INVEST?

You may enroll in the following features (sometimes called a "Program") for no additional fee. Not all Programs are available with all Contract share classes.

Personal Pension Account Transfer Programs. YOU MAY INSTRUCT US TO REALLOCATE PORTIONS OF YOUR CONTRACT VALUE INVESTED IN SUB-ACCOUNT(S) AND FIXED ACCUMULATION FEATURE INTO THE PERSONAL PENSION ACCOUNT BASED ON ANY ONE OF THE FOLLOWING OPTIONS:

- FIXED DOLLAR OPTION: You may specify a predetermined fixed amount to be transferred into the Personal Pension Account on a monthly, quarterly, semi-annual, or annual basis. Please see Personal Pension Account Example 5 in Appendix A for more information.

- INVESTMENT GAINS OPTION: You may specify that we annually sweep investment gains into the Personal Pension Account. We define investment gains as the positive difference between your Anniversary Value and starting value (as adjusted by partial Surrenders) as of each Contract Anniversary. Your Anniversary Value is your Contract Value as of each Contract Anniversary prior to your Annuity Commencement Date. Your starting value is either (a) your initial Premium Payment (if electing this Program at the time of Contract issuance); or (b) your Contract Value as of the date of enrollment (if electing this Program after Contract

-------------------------------------------------------------------------------

  issuance). Accordingly, your Anniversary Value may increase from year to year and no portion of your Contract Value will be moved into the Personal Pension Account if your Anniversary Value did not exceed your starting value. Please see Personal Pension Account Example 5 in Appendix A for more information.

- INCOME PATH OPTION: This Program is intended for those who wish to annually increase the proportion of their Total Balance invested in the Personal Pension Account ending with their Target Income Age. You must set the annually increasing portion of your Total Balance that is to be invested in the Personal Pension Account (called a Target Allocation) when you first enroll in the Program. We will reallocate as much of your Contract Value into the Personal Pension Account as is needed to try to meet your Target Allocation on each Contract Anniversary. We will not reallocate portions of your Benefit Balance into Contract Value. The amount of Contract Value transferred to the Personal Pension Account cannot be predicted because your Contract Value may go up or down during each Contract Year. In those Contract Years, if any, where your Contract Value has not grown to the level needed to meet your Target Allocation, you will not be able to reach your Target Allocation for that Contract Anniversary. On those Contract Anniversaries where your Target Allocation is not achievable, we will not transfer any Contract Value to the Personal Pension Account. Since the Target Allocations do not change if you miss a year, a larger reallocation may occur in a subsequent year to catch up to your scheduled Target Allocation. Please see Personal Pension Account Example 5(e) in Appendix A for more information.

We will reduce your Sub-Account and Fixed Accumulation Feature holdings on a dollar-for-dollar basis according to the proportion of how Contract Value is currently invested. Annual transfers may be suspended for any Contract Year where your Contract Value is insufficient to comply with your instructions. Please see Section 6(b) for a description of the Personal Pension Account. Please see Personal Pension Account Example 5 in Appendix A for more information.

These Programs will terminate:

- if, as the result of any transfer, your Contract Value is less than that required by our minimum amount rules (as defined in the "What kind of Surrenders are available - Before the Annuity Commencement Date" in Section 4.d;

-   upon our receipt of due proof of death;

-   if you annuitize your Contract; or

- if we receive your request to terminate the Program at least five Business Days prior to the next scheduled transfer date. If we do not receive the request in this period, the request will be honored on the next scheduled transfer date.

The Income Path program will automatically terminate at your Target Income Age (when your Target Allocation is reached).

Other considerations:

- These Programs do not assure a profit nor do they protect against loss in declining markets.

- Only one Transfer Program option may be active at any given time. If you wish to change to another Transfer Program option, you must terminate your current Transfer Program and establish a new one of your choice.

- Transfer of Contract Value from Sub-Account(s) or the Fixed Accumulation Feature to the Personal Pension Account may result in a recalculation of Annual Withdrawal Amount (AWA), and Remaining Gross Premium and may result in a reduction of your AWA. Program transfers may also trigger a proportionate reduction in optional Death Benefits.

- Amounts transferred into the Personal Pension Account will be assigned then current Credited Interest Rates and Payout Purchase Rates as of the date of the transfer. Your existing Target Income Age applies to all transfers into the Personal Pension Account.

- You must have at least $1,000 in the Personal Pension Account's prior to enrolling in any of these Programs. The minimum amount that may be transferred to the Personal Pension Account is $1,000. If the minimum amount per transfer is not met under the Fixed Dollar Option program, the transfer frequency will be changed to satisfy the minimum requirement. If the minimum amount per transfer is not met under the Investment Gains program or the Income Path program, that particular scheduled transfer instance will not occur, but the Program will remain active.

- You may not enroll in the Investment Gains and Fixed Dollar programs if any of the following programs are currently elected: Automatic Income Program including Automatic Required Minimum Distribution (RMD) programs, Dollar Cost Averaging programs, or the Substantially Equal Periodic Payments Under Code Section 72(q) Program.


- The Personal Pension Account Transfer Programs Investment Gains and Income Path Options are not available if you elect either the Future5, Future6, Daily Lock Income Benefit or the Safety Plus.


INVESTEASE

This electronic Funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount

20

-------------------------------------------------------------------------------

for each transfer is $50. You can elect to have transfers made into any available Fund, the Fixed Accumulation Feature, or the Personal Pension Account. You cannot use this Program to invest in the DCA Plus Programs.

STATIC ASSET ALLOCATION MODELS

This systematic Deposit program feature allows you to select an asset allocation model based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain Funds or Fund complexes. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Some asset allocation models are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. Other asset allocation models focus on certain potential investment strategies that could possibly be achieved by investing in particular Funds or Fund complexes and are not based on such investment theories. Static asset allocation models offered from time to time are reflected in your application and marketing materials. If a model(s) is no longer available for new assets, we will continue to rebalance existing assets in the model(s) at the specified frequency. You may obtain a copy of the current models by contacting your Financial Intermediary.

You may invest in an asset allocation model through the Dollar Cost Averaging Program when the Fixed Accumulation Feature, Personal Pension Account, or a DCA Plus Program is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the InvestEase or Automatic Income Program.

You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on Fund abusive trading restrictions.

Your investments in an asset allocation model will be rebalanced quarterly to reflect the model's original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain optional riders.

We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature or the Personal Pension Account. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Availability of these models is subject to Fund company restrictions. Please refer to "What Restrictions Are There on your Ability to Make a Sub-Account Transfer?" below for more information.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Contract Value based on those updates. Information on updated asset allocation models may be obtained by contacting your investment professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which asset allocation model is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each asset allocation model is intended to maximize returns given various levels of risk tolerance, an asset allocation model may not perform as intended. Market, asset class or allocation option performance may differ in the future from historical performance and from the assumptions upon which the asset allocation model is based, which could cause an asset allocation model to be ineffective or less effective in reducing volatility. An asset allocation model may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of asset allocation models can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the asset allocation models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund's prospectus.

-------------------------------------------------------------------------------

Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model Programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any asset allocation models. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any asset allocation model with governing plan documents.

ASSET REBALANCING

In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected (choice of frequency may be limited when certain optional riders are elected). You can also combine this Program with others such as the Automatic Income Program, InvestEase and DCA Programs (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

DOLLAR COST AVERAGING PROGRAMS

Dollar Cost Averaging is a program that allows you to systematically make transfers into Funds or into the Personal Pension Account over a period of time. Since the transfer into Funds or into the Personal Pension Account occurs at regularly scheduled intervals, regardless of price fluctuations, you may ultimately have an average cost per share that is lower. We offer three Dollar Cost Averaging Programs:

-   DCA Plus

-   Fixed Amount DCA

-   Earnings/Interest DCA

DCA PLUS - This program allows you to earn a fixed rate of interest on investments and is different from the Fixed Accumulation Feature or the Personal Pension Account. We determine, at our discretion, the interest rates to be credited. These interest rates may vary depending on the Contract share class you purchased and the date the request for the Program is received. Please consult your investment professional to determine the interest rate for your Program.

You may elect either the "12-Month Transfer Program" or the "6-Month Transfer Program".

- Under the 12-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for twelve months. You must transfer these investments into available Funds or the Personal Pension Account (and not the Fixed Accumulation Feature) during this twelve month period. Unless otherwise depleted, all then remaining Program investments are transferred to the designated destination Funds or other instructions will be sought from you. You must make at least seven but no more than twelve consecutive, monthly transfers to fully deplete sums invested in this Program. Transfers out will occur monthly.

- Under the 6-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for six months. You must transfer these investments into available Funds or the Personal Pension Account (and not the Fixed Accumulation Feature) during this six month period. Unless otherwise depleted, all then remaining Program investments are transferred to the designated destination Funds or other instructions will be sought from you. You must make at least three but no more than six consecutive, monthly transfers to fully deplete sums invested in this Program. Transfers out will occur monthly.

- Each time you make a subsequent Premium Payment, you can invest in a different rate lock program. Any subsequent investments made considered a separate rate lock Program investment. You can invest in up to five different rate lock Programs at one time.

- You must invest at least $5,000 in each rate lock program ($2,000 for qualified plan transfers or rollovers, including IRAs). We will pre-authorize Program investment transfers subject to restrictions.

- Pre-authorized transfers will begin within fifteen days of receipt of the Program payment provided we receive complete enrollment instructions In Good Order.

- If a DCA Plus payment is received without enrollment instructions and a DCA Plus Program is active on the Contract, we will set up the new Program to mirror the existing one. If a DCA Plus payment is received without enrollment instructions and a DCA Plus Program is not active on the Contract, but is the future investment allocation and a static asset allocation model is active on the Contract, we will set up the new Program to move Funds to the static asset allocation model. Otherwise, we will contact your investment professional to obtain complete instructions. If we do not receive In Good Order enrollment instructions within the fifteen day timeframe noted above, we will refund the Program payment for further instruction.

22

-------------------------------------------------------------------------------

- If your Program payment is less than the required minimum to commence the Program amount, we will invest into the destination Funds or the Personal Pension Account indicated on the Program instructions accompanying the payment. If Program instructions were not provided and a DCA Plus Program is active on the Contract, we will apply the payment to the destination Funds or the Personal Pension Account of the current DCA Plus Program. Otherwise, we will contact your investment professional to obtain further investment instructions.

- The interest credited under the DCA Plus Program is not earned on the full amount of your Premium Payment for the entire length of the Program. Program transfers to Sub-Accounts or the Personal Pension Account decrease the amount of your Premium Payment remaining in the Program.

- You may elect to terminate your involvement in this Program at any time. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Funds or the Personal Pension Account you designated.

FIXED AMOUNT DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the Contract and/or rider selected) or any Fund(s) into different Fund(s) or the Personal Pension Account. This program begins in fifteen days unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program.

EARNINGS/INTEREST DCA - This feature allows you to regularly transfer (monthly or quarterly) the earnings (i.e., any gains over the previous month's or quarter's value) from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund(s) into other Fund(s) or the Personal Pension Account. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program.

AUTOMATIC INCOME PROGRAM


This systematic withdrawal feature allows you to make partial Surrenders. You can designate the Funds to be Surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The Personal Pension Account is not an eligible source Fund for partial Surrenders facilitated through the Automatic Income Program. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the AWA and may be subject to a CDSC for more information on the AWA, please see Section 4.b and the Glossary in Section 8. Amounts received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may be able to satisfy Code
Section 72(t)/(q) requirements by enrolling in this Program. Please see the Federal Tax Considerations section and consult your tax adviser for information about the tax consequences associated with your Contract. Your level of participation in this Program may result in your exceeding permissible withdrawal limits under certain optional riders.


OTHER PROGRAM CONSIDERATIONS

-   You may terminate your enrollment in any Program at any time.

- We may discontinue, modify or amend any of these Programs at any time. Your enrollment authorizes us to automatically and unilaterally amend your enrollment instructions if:

       - any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

       - any Fund is liquidated - then your allocations to that Fund will be directed to any available money market Fund following prior notifications prior to reallocation.

  You may always provide us with updated instructions following any of these events.

- Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

- The Personal Pension Account and all optional living and Death Benefit riders have different withdrawal limitations. Please refer to the Glossary in Section 8 for the term Transfer Limit. Breaking these limits can have a significant adverse effect on your rights and future benefits. Participation in a systematic withdrawal program (including systematic transfers into the Personal Pension Account, if available) may cause you to break these limits.

- These Programs may be modified, terminated or adversely impacted by the imposition of Fund trading policies.

CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds and/or Benefit Balance according to the following policies and procedures, as they may be amended from time to time.

-------------------------------------------------------------------------------

WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.


WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?



Many Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all contract owners' "transfer-in" requests.



In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.



We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine transfer-out requests and transfer-in requests. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.



For example, if we combine all transfer-out requests of a stock Fund with all other transfer-out requests of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Owners and the owners of other products offered by us, want to transfer-in an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.


WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one Sub-Account transfer, however, you cannot transfer the same Contract Value more than once a Valuation Day.

EXAMPLES

TRANSFER REQUEST PER VALUATION DAY                                                            PERMISSIBLE?
------------------------------------------------------------------------------------------------------------
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account                          Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts              Yes
(dividing the $10,000 among the other Sub-Accounts however you chose)
Transfer $10,000 from any number of different Sub-Accounts to any number of other                 Yes
Sub-Accounts
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before          No
the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF TWENTY SUB-ACCOUNT TRANSFERS EACH CONTRACT YEAR (the transfer rule) by internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your tenth Sub-Account transfer to remind you about the Transfer Rule. After your twentieth transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.

The transfer rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this Transfer Limit. Restrictions may vary based on state law.

24

-------------------------------------------------------------------------------

We make no assurances that the transfer rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.

In certain circumstances, Fund trading policies do not apply or may be limited. For instance:

- Certain types of Financial Intermediaries may not be required to provide us with shareholder information.

- Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.

- A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as scheduled contributions, scheduled withdrawals or Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:

- Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

- These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

- In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (participants) or enforce the Transfer Rule because we do not keep participants' account records for a Contract. In those cases, the participant account records and participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding participant Sub-Account transfers.

HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.

-------------------------------------------------------------------------------

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

MAIL, TELEPHONE AND INTERNET TRANSFERS

You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be re-confirmed in writing.

Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.

We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

POWER OF ATTORNEY

You may authorize another person to conduct financial and other transactions on your behalf by submitting a completed power of attorney form that meets the power of attorney requirements of your resident state law. Once we have the completed form on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you.

B. CHARGES AND FEES

In addition to the following charges, there are optional riders that if elected, assess an additional charge. Please see Sections 5, 6 and 7 for more information.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.

The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- Mortality risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods when any CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

26

-------------------------------------------------------------------------------

- Expense risk - We also bear an expense risk that the sales charges (if applicable), Premium Based Charge and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.

ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Total Balance at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.

We will waive the Annual Maintenance Fee if your Total Balance is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Owners who own more than one Contract with a combined Total Balance between $50,000 and $100,000. If you have multiple Contracts with a combined Total Balance of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include Contracts from our Putnam Hartford line of variable annuity Contracts with the Contracts when we combine Total Balance for purposes of this waiver.

ADMINISTRATIVE CHARGE

We apply a daily administrative charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.

PREMIUM BASED CHARGE

We apply an annual Premium Based Charge, if applicable, against all Premium Payments based on Remaining Gross Premiums and will be prorated for the number of days since the later of (a) the last Premium Based Charge or (b) Contract Issue Date. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Accumulation Feature or the Personal Pension Account. The Premium Based Charge will also apply to any partial Surrender in excess of the AWA. The Premium Based Charge is intended to compensate us for a portion of our acquisition expenses, including promotion and distribution of the Contract. A Premium Based Charge will be deducted upon:

    1.   each Contract Anniversary;

    2.   full Surrender;

    3.   full or partial annuitization, and/or

    4. the date we receive due proof of death of the Owner, joint Owner, or the Annuitant and upon a corresponding full Surrender and/or annuitization and upon a Death Benefit distribution (not including any Personal Pension Account Death Benefit) if elected at a later date.

Additionally, the Premium Based Charge will be calculated upon the following events but will not be deducted from the Contract Value until the next occurrence of items 1-4 above:

    5.   partial Surrenders in excess of the AWA; and /or

    6.   transfer to the Personal Pension Account.

The amount of Remaining Gross Premium used for calculating the Premium Based Charge is determined on the date of each of the above transactions.

Please see Premium Based Charge Examples 1-3 in Appendix A

Your earnings are considered when calculating your AWA. Please see Annual Withdrawal Amount under Sales Charges below for a description of the AWA and how it is calculated.

-------------------------------------------------------------------------------

If a Beneficiary elects to continue under any of the available options described under the Standard Death Benefits section below, we will continue to deduct the Premium Based Charge, based on the portion of Remaining Gross Premium applicable for that Beneficiary. The Premium Based Charge is taken proportionally out of the Sub-Accounts.

PREMIUM TAXES

A deduction is also made for Premium taxes, if any, imposed on Hartford by a state, municipality, or other governmental entity. The tax, currently ranging from 0% to 3.5%, is assessed at the time purchase payments are made or when annuity payments begin. Hartford will pay Premium taxes at the time imposed under applicable law. At its discretion, Hartford may deduct Premium taxes at the time Hartford pays such taxes to the applicable taxing authorities, upon Surrender, or when annuity payments commence.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES

Subject to the exclusions below, we may deduct a CDSC when you make Surrenders or withdraw Commuted Value or Annuity Payouts under Annuity Payout Options Two, Three, Five, Six and Eight. This charge is designed to recover acquisition expenses that have not yet been recouped from revenue generated by your Contract. Deposits will be taken out on a first-in, first-out basis. This may impact whether subsequent withdrawals might be subject to a CDSC. Please see Sections 4.c Surrenders and 4.d Annuity Payouts for more information regarding when a CDSC may be applied.

We use the following general approach to calculating your CDSC:

    Step 1. Deposits that have been invested for longer than the applicable CDSC period can always be taken out free of any CDSC. The applicable CDSC period begins on the date we receive the Deposit. Please see Section 2 Fee Summary for a description of CDSC periods applicable to your share class.

    Step 2. If the amount of money that you wish to take out is LESSthan your AWA (as described below), plus any amount from step 1, then this sum will also be paid to you without the imposition of a CDSC. No further steps will be applied.

    Step 3. Assuming that steps 1 and 2 do not apply because the amount of money that you wish to take out is MORE than your AWA and is still subject to a CDSC, then we will deduct your AWA from the amount of the money you wish to take out and then process your request using steps 4-6.

    Step 4. We will then multiply Remaining Gross Premiums (investments which have not been previously used to assess a CDSC) by a factor. For assets in the Personal Pension Account, we will then multiply Personal Pension Account Contributions that are subject to a CDSC by a factor. The factor is equal to the amount of money resulting from step 3 divided by the remaining value of your investment above the AWA. If you take a Surrender during declining market conditions, Remaining Gross Premiums will have the effect of increasing the percentage of your Contract Value that is subject to a CDSC.

    Step 5. We will then take the amount of Remaining Gross Premium resulting from step 4 and multiply it by the corresponding CDSC percentage as shown in the Fee Summary using the applicable CDSC schedule. Each Deposit has its own CDSC schedule regardless of whether it has been invested in the Personal Pension Account, Sub-Accounts or the Fixed Accumulation Feature.

    Step 6. We then deduct the CDSC calculated in step 5 from the amount of money in step 3, plus AWA and pay the remaining balance to you.

These same steps are generally used when a CDSC is charged upon Commuted Value or Annuity Payouts (as applicable under the Annuity Payout Options noted above).

Please refer to CDSC Examples 1 through 7 in Appendix A for further information about how these formulas will be applied.

LIQUIDITY FEATURE

You may purchase a liquidity feature for an additional fee at the time you purchase your Contract. If you elect the liquidity feature, your CDSC schedule will be shortened to a 4 year schedule and will be 0% beginning in Contract Year
5. You will pay the additional fee for the first 4 Contract Years when a CDSC is applied. If you elect this feature, additional Deposits will only be accepted during Contract Year 1. Once you purchase the feature, it cannot be revoked. Please refer to CDSC example 5b in Appendix A for further information.

THE FOLLOWING ARE NOT SUBJECT TO A CDSC:

- Annual Withdrawal Amount - During a period when a CDSC may be applied, you may Surrender up to the greater of:

       -   5% of Deposits that would otherwise be subject to a CDSC, or

       -   earnings.

28

-------------------------------------------------------------------------------

  We compute the AWA as of the end of the Valuation Day when a partial Surrender or commutation request is received by us In Good Order.

  You may not carry over unused portions of your AWA from one year to another.

-   Regularly scheduled Personal Pension Account Payouts.

- In Contract Years 5 and beyond, if you have elected the liquidity feature for an additional charge as described above. You will still have a CDSC applied in Contract Years 1-4. If you elect the liquidity feature you may not submit additional Deposits after the first Contract Year. The additional fee for this feature will be charged in Contract Years 1-4.

-   Regularly scheduled Lifetime Benefit Payments and/or Threshold Payments.

-   Transfers to and from the Personal Pension Account.

- If you are a patient in a certified long-term care facility or other eligible facility - CDSC will be waived for a partial or full Surrender if you, the joint Owner or the Annuitant, are confined for at least 180 calendar days to a:

       - facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

       -   facility certified as a hospital or long-term care facility; or

       - nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

     For this waiver to apply, you must:

       -   have owned the Contract continuously since it was issued,

       -   provide written proof of your eligibility satisfactory to us, and

       - request the Surrender within ninety-one calendar days after the last day that you are an eligible patient in a recognized facility or nursing home.

     This waiver is not available if the Owner, the joint Owner or the Annuitant is in a facility or nursing home when you purchase the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver can be used any time after the first 180 days in a certified long-term care facility or other eligible facility up until ninety days after exiting such a facility. This waiver may not be available in all states.

- Upon death of the Annuitant or any Contract Owner(s) - CDSC will be waived if the Annuitant or any Contract Owner(s) dies.

- Upon Annuitization - CDSC will be waived when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows commutation.

- For RMDs - CDSC will be waived for any Annuitant age 70 1/2 or older with a Contract held under an IRA who Surrenders an amount equal to the RMD for one year's RMD for that Contract Year. All requests for RMDs must be in writing.

- For substantially equal periodic payments - CDSC will be waived if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59 1/2.

- Upon cancellation during the Right to Cancel Period - CDSC will be waived if you cancel your Contract during the Right to Cancel Period.

- Exchanges - As an accommodation, we may, at our discretion, time-credit CDSC for the time that you held an annuity previously issued by us.

- Settlements - We may, at our discretion, waive or time-credit CDSCs in connection with the settlement of disputes or if required by regulatory authorities.

CHARGES AGAINST THE FUNDS

Annual fund operating expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution charges, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses, in Section 2 Fee Summary and in Appendix C.

REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges for certain Contracts (including employer-sponsored savings plans) which may result in decreased costs and expenses.

-------------------------------------------------------------------------------

C. SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

BEFORE THE ANNUITY COMMENCEMENT DATE:

Full Surrenders/Contract Termination - When you Surrender or terminate your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable, Premium Based Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

For information on how termination of the Contract impacts the Personal Pension Account, please see "What effect do partial or full Surrenders have on your benefits under the rider?" in Section 6(b).

Partial Surrenders - You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC and Premium Based Charge. You can request that we deduct these charges in either of two ways. One option, a gross withdrawal, is to deduct the CDSC and Premium Based Charge from the amount that you request. The other option, a net of charges withdrawal, is to Surrender an amount of Contract Value greater than what you requested, but after the deduction of CDSC and Premium Based Charge will result in payment to you of the amount you requested. Because the net of charges withdrawal will Surrender a greater amount of Contract Value, your CDSC and Premium Based Charge may be greater under this method. This is our default option. Please see CDSC Examples 1-5 in Appendix A.

Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless you direct us otherwise.

There are several restrictions on partial Surrenders of Contract Value before the Annuity Commencement Date:

       - the partial Surrender of Contract Value must be at least equal to $500, and

       - your Total Balance must be equal to or greater than our then current minimum amount rule that we establish according to our then current policies and procedures. The minimum amount rule refers to the minimum Total Balance that you must maintain within this Contract. IF YOU FAIL TO COMPLY WITH THE MINIMUM AMOUNT RULE, WE RESERVE THE RIGHT TO FULLY TERMINATE YOUR CONTRACT. The minimum amount rule varies by Contract share class. Currently the minimum amount rule is $2,000. We may increase the minimum amount rule from time to time, but in no event shall the minimum amount rule exceed $10,000. Please see "What effect do partial or full Surrenders have your benefits" under Future5 and Future6 Section 6.a. for a description of the effect of the minimum amount rule when you elect either rider.

You may only commute all or a portion of Personal Pension Account Payouts by following the procedures described in the "After the Annuity Commencement Date" section below.

Withdrawals will reduce your standard Death Benefit on a dollar-for-dollar basis. Please consult with your investment professional to be sure that you fully understand the ways such a decision will affect your Contract.

AFTER THE ANNUITY COMMENCEMENT DATE:

Full Surrenders/Contract Termination - You may Surrender or terminate your Contract on or after the Annuity Commencement Date only if you selected Annuity Payout Options Two, Three, Five, Six or Eight. IN THE EVENT YOU TAKE A FULL SURRENDER AND THEREBY TERMINATE YOUR CONTRACT AFTER ELECTING ANNUITY PAYOUT OPTION TWO, THREE, FIVE, OR EIGHT, YOU WILL FORFEIT THE LIFE CONTINGENT PAYMENTS PAYABLE UNDER THESE OPTIONS. Upon Contract termination, we pay you the Commuted Value, minus any applicable CDSCs and Premium tax.

Partial Surrenders/Commutation - Partial Surrenders and/or commutation are permitted after the Annuity Commencement Date if you select Annuity Payout Option Two, Three, Five, or Six, or Eight. You may withdraw amounts equal to the Commuted Value of the payments that we would have made during the Guaranteed Payout Duration. See Personal Pension Account Example 4 in Appendix A for an illustration of Personal Pension Account Commuted Value and the computation of Guaranteed Payout Duration. If you select Annuity Payout Option Two or Eight, the Guaranteed Payout Duration will be equivalent to the Annuity Payout Value divided by the Annuity Payout amount. To qualify under these Annuity Payout Options you must make the request before the Guaranteed Payout Duration expires. Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. We will deduct any applicable CDSCs.

If you elect to withdraw the entire Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will not make any Annuity Payouts during the remaining Guaranteed Payout Duration. If you elect to withdraw only some of the Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will reduce the remaining Annuity Payouts during the remaining Guaranteed Payout Duration on a first-in, first-out basis. ONCE THE GUARANTEED PAYOUT DURATION HAS EXPIRED, YOU MAY RESUME RECEIVING ANNUITY PAYOUTS PROVIDED THAT PERSONAL PENSION ACCOUNT

30

-------------------------------------------------------------------------------

PAYOUTS HAVE NOT BEEN TERMINATED BASED ON A DEATH EVENT PURSUANT TO THE RELEVANT ANNUITY PAYOUT OPTION, AND YOU HAVE NOT TERMINATED YOUR CONTRACT.

Annuity Payout Options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457.

WHAT IS THE COMMUTED VALUE?

You may choose to accelerate Annuity Payouts under certain Annuity Payout Options to be received in one lump sum. This is referred to as commuting your Annuity Payout.

The amount that you request to commute must be at least equal to $500. There will be a waiting period of at least thirty days for payment of any lump sum commutation.

Upon commutation, the Annuity Payout Value or the remaining Guaranteed Payout Duration payments, as applicable, will be discounted based on an interest rate that we determine at our discretion (the discount rate). The discount rate may be different than the interest rate used to establish Payout Purchase Rates. We determine the discount rate based on a number of factors including then current interest rate(s), investment assumptions and the additional anti-selection and mortality risk we incur by permitting commutation. The higher the discount rate and CDSC, if applicable, the lower the amount that you will receive. Please see CDSC Examples 6-7 in Appendix A.

COMMUTED VALUE OF YOUR PERSONAL PENSION ACCOUNT WILL BE LESS THAN YOUR ANNUITY PAYOUT VALUE. Except as provided in the immediately preceding section, commutation does not affect resumption of life contingent Personal Pension Account Payouts at the conclusion of the applicable Guaranteed Payout Duration.

Commuted Value is determined on the day we receive your written request.

HOW DO YOU REQUEST A SURRENDER?

Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the Internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation. We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund's plan of liquidation, in compliance with rules of the SEC or an order of the SEC.

Written Requests - Complete a Surrender form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

-   your tax withholding amount or percentage, if any, and

-   your mailing address.

You may submit this form via fax or a request via the internet.

Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.

You must complete a commutation form to commute any portion of your Personal Pension Account Annuity Payout Value or receive Commuted Value under applicable Annuity Payout Options.

If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.

Telephone Requests - To request a partial Surrender by telephone, we must have received your completed telephone redemption program enrollment form. If there are joint Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone Surrenders.

Internet Requests - To request a partial Surrender by internet; we must have received your completed internet partial withdrawal program enrollment form. If there are joint Owners, both must sign this form. By signing the form, you authorize us to accept internet instructions for partial Surrenders from either Owner. Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on internet Surrenders.

-------------------------------------------------------------------------------

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.

Completing a power of attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders and Personal Pension Account Payouts. Personal Pension Account Payouts shall be considered to be partial annuitizations as such term is defined under the Code. If you make a Surrender or take a Personal Pension Account Payout prior to age 59 1/2, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment or Personal Pension Account Payout. Taking these actions before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. CONSULT YOUR PERSONAL TAX ADVISER TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY.

More than one Contract owned in the same calendar year - If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.

Please see Section 9 for more information.

D. ANNUITY PAYOUTS

Generally speaking, when you annuitize your Contract, you begin the process of converting Accumulation Units into what is known as the payout phase. The payout phase starts when you annuitize your Contract or with your Annuity Commencement Date and ends when we make the last payment required under your Contract. PERSONAL PENSION ACCOUNT PAYOUTS SHALL BE CONSIDERED TO BE PARTIAL ANNUITIZATIONS AS SUCH TERM IS DEFINED UNDER THE CODE. Once you fully annuitize your Contract, you may no longer make any Deposits. You must commence taking Annuity Payouts no later than when you reach your Annuity Commencement Date. Funds allocated to the Personal Pension Account will be paid to you under Annuity Payout Options Two and Eight. Contract Value can only be annuitized under Annuity Payout Options One, Three, Four, Five and Six. Please check with your investment professional to select the Annuity Payout Option that best meets your income needs. All Annuity Payout Options are subject to availability in your state.

WHEN DO YOUR ANNUITY PAYOUTS BEGIN?

Personal Pension Account Payouts may begin at any time but we reserve the right to require that you own your Contract for at least six months before you start taking these payments. Contract Value may only be annuitized on the Annuity Commencement Date.

Your Annuity Commencement Date cannot be earlier than your second Contract Anniversary if choosing a fixed dollar Annuity Payout. The Annuity Commencement Date may be immediate if electing a variable dollar amount Annuity Payout. In no event, however, may the Annuity Commencement Date be later than:

- The later of the Annuitant's 90th birthday (or if the Owner is a Charitable Remainder Trust, the Annuitant's 100th birthday) or the tenth Contract Anniversary (subject to state variation);

- The Annuity Commencement Date stated in an extension request (subject to your Financial Intermediary's rules for granting extension requests) received by us not less than thirty days prior to a scheduled Annuity Commencement Date; or

- The date that you fully annuitize Accumulation Balance (assuming that no Contract Value exists as of such date). Unless otherwise requested, commencement of receipt of Personal Pension Account Payouts do not constitute an Annuity Commencement Date.

We reserve the right, at our discretion, to refuse to extend your Annuity Commencement Date regardless of whether we may have granted extensions in the past to you or other similarly situated investors. Your Financial Intermediary may ask us to prohibit Annuity Commencement Date extensions beyond when the Annuitant turns age 95. Please ask your investment professional whether you are affected by any such prohibition and make sure that you fully understand the implications this might have in regard to your Death Benefits.

Except as otherwise provided, the Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

32

-------------------------------------------------------------------------------

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only thirty days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. We may change these Annuity Payout Options at any time. Once we begin to make Annuity Payouts, the Annuity Payout Option with respect to that portion of your Contract cannot be changed.

-   OPTION ONE - LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

-   OPTION TWO - LIFE ANNUITY WITH A CASH REFUND

In general, we will make Personal Pension Account Payouts as long as the Annuitant is living. However, when the Owner, joint Owner or Annuitant dies before the Annuity Commencement Date, the Death Benefit will be paid. When the Annuitant dies after the Annuity Commencement Date (and the Owner is living or deceased), then the Beneficiary will receive the Death Benefit.

Prior to the Annuity Commencement Date, Personal Pension Account Payouts may terminate upon our receipt of due proof of death of the Owner, joint Owner or Annuitant, whichever shall first occur. Your Benefit Balance may then be converted into Contract Value and transferred to the money market Sub-Account without annuitization or commutation. For non-qualified Contracts, the conversion and transfer of the Benefit Balance will be treated as a taxable distribution made in the year of the conversion and transfer, while for qualified contracts the conversion and transfer of the Benefit Balance will be treated as a non-taxable direct transfer. Unless otherwise provided below, Contract Value may not be reallocated into the Personal Pension Account. The Contingent Annuitant may reinvest Contract Value into the Personal Pension Account and establish a new Guarantee Window, Target Income Age and receive then applicable Credited Interest and Payout Purchase Rates. If Spousal Contract continuation is elected, your Spouse can either continue to maintain the Personal Pension Account and resume Personal Pension Account Payouts, if applicable, or instruct us to transfer Benefit Balance to the money market Sub-Account. Your Spouse may then reinvest Contract Value into the Personal Pension Account by establishing a new Guarantee Window and Target Income Age. New Credited and Payout Rates will apply. Please see Section 6.b Personal Pension Account for more information.

On or after the Annuity Commencement Date, Personal Pension Account Payouts will terminate upon our receipt of due proof of the death of the Annuitant.

This option is only available for Personal Pension Account Payouts (fixed dollar amount Annuity Payout).

-   OPTION THREE - LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between five years and 100 years, minus the Annuitant's age. If the Annuitant dies before the guaranteed number of years has passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

-   OPTION FOUR - JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

-------------------------------------------------------------------------------

- OPTION FIVE - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between five years and 100 years, minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

-   OPTION SIX - PAYMENTS FOR A PERIOD CERTAIN

We agree to make payments for a specified time. The minimum period that you can select is ten years during the first two Contract Years and five years after the second Contract Anniversary. The maximum period that you can select is 100 years, minus your Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

-   OPTION SEVEN - RESERVED

-   OPTION EIGHT - JOINT AND LAST SURVIVOR LIFE WITH CASH REFUND

Prior to the Annuity Commencement Date, this Annuity Payout Option provides for Personal Pension Account Payouts for as long as the Owner, Annuitant or the Joint Annuitant are alive at 100% of the applicable scheduled Payout Purchase Rate(s). The previously established Guarantee Window, Payout Purchase Rate(s), and Credited Interest Rate(s) will continue to apply for the duration of the Personal Pension Account rider. Any remaining Death Benefit shall be payable to the Beneficiary.

On or after the Annuity Commencement Date, this Annuity Payout Option provides for Personal Pension Account Payouts for as long as the Annuitant or Joint Annuitant is alive at 100% of the applicable scheduled Payout Purchase Rate(s). Any remaining Death Benefit shall be payable to the Beneficiary.

This Annuity Payout Option is only available for fixed dollar Personal Pension Account Payouts and may not be combined with Annuity Payout Option Two - Life Annuity with Cash Refund.

Personal Pension Account Payouts will terminate upon our receipt of due proof of the death of the Owner, Annuitant or Joint Annuitant, whichever shall last occur, provided that the last of such deaths transpired prior to the Annuity Commencement Date. Personal Pension Account Payouts will also terminate upon our receipt of due proof of the death of the Annuitant or Joint Annuitant, whichever shall last occur, provided the last of such deaths transpired after the Annuity Commencement Date. Your Benefit Balance shall always remain in the Personal Pension Account while the Personal Pension Account rider is in effect.

We reserve the right to impose restrictions regarding who can serve as the Annuitant, Joint Annuitant and/or Beneficiary when selecting this Annuity Payout Option. Currently, you must designate your Spouse as the Joint Annuitant and Beneficiary when selecting this Annuity Payout Option. Except as provided below (regarding divorce proceedings), these designations may not be changed by you.

We assume that if you elected Annuity Payout Option Eight, that you also intend to elect Spousal Contract continuation in which event no portion of the Death Benefit will be paid until the last Spouse dies. However, if you prefer not to exercise these rights, you may notify us to settle the Death Benefit after the first Spouse dies.

You may make a one time election to convert to Annuity Payout Option Two upon completion of divorce proceedings provided that you become the sole, remaining Owner and Personal Pension Account Payouts have not commenced. In these circumstances,

- The Target Income Age remains the same if the older Annuitant becomes the remaining Owner. If the younger Annuitant becomes the remaining Owner, then the Target Income Age will be reset to that Annuitant's age when making an initial investment into the Personal Pension Account plus the difference between the older Annuitant's age when making an initial investment into the Personal Pension Account and the previously stated Target Income Age. For example, if the older Annuitant was age 70 upon initial Personal Pension Account investment and the Target Income Age selected was 75 (a difference of 5 years), then the new Target Income Age corresponding with the younger remaining Annuitant (Spouse) will equal his or her age upon the initial Personal Pension Account investment (assume age 60 in this case) + 5, or age 65.

34

-------------------------------------------------------------------------------

- The Credited Interest Rate schedule will only be reset based on the remaining Owner's age after age 79. Payout Purchase Rates will be reset based on the remaining Owner's age and gender as of the date of conversion.

This option is only available for Personal Pension Account Payouts (fixed dollar amount Annuity Payout). We reserve the right to approve the designation of the Owner, joint Owner, Annuitant(s) and/or Beneficiary for the purposes of establishing benefits under this Annuity Payout option.

The Joint Annuitant designated for Option Eight shall also be the Joint Annuitant under Annuity Payout Options Four and Five, if you elected to annuitize Contract Value. Election of Option Eight does not mean you are required to elect Annuity Payout Options Four or Five to annuitize any Contract Value portions of your Contract. This Annuity Payout Option will not be available to custodian-owned qualified contracts, or contracts with other non-natural owner types (trusts, including charitable remainder trusts, corporations, municipalities, etc.). Please see Section 6.b Personal Pension Account for additional information.

YOU CANNOT TERMINATE YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED ANNUITY PAYOUT OPTIONS TWO, THREE, FIVE, SIX OR EIGHT. A CDSC, IF APPLICABLE, MAY BE DEDUCTED. Please see CDSC Example 6 in Appendix A.

Annuity Payout Option Two and Eight are only available for Personal Pension Account Payouts from the Personal Pension Account. Annuity Payout Options One, Three, Four, Five and Six are only available for Annuity Payouts from the Fixed Accumulation Feature or Sub-Accounts.

For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

AUTOMATIC ANNUITY PAYOUTS

If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under Annuity Payout Option Three. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

-   monthly,

-   quarterly,

-   semi-annually, or

-   annually.

Once you select a frequency, it cannot be changed. When selecting a frequency other than monthly, the Payout Purchase Rate used to determine Annuity Payouts will be adjusted by a factor. The factor accounts for the current value of accelerated Payouts, and will result in a Payout that is less than the sum of each monthly Payout that would have been paid during the same period of time. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If you elect the Personal Pension Account, your Annuity Payout Option may only be a fixed dollar amount.

-   FIXED DOLLAR AMOUNT ANNUITY PAYOUTS

Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium taxes, by an annuity rate set by us. Annuity purchase rates may vary based on the aspect of the Contract annuitized.

-------------------------------------------------------------------------------

-   VARIABLE DOLLAR AMOUNT ANNUITY PAYOUTS

Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

-   the Annuity Payout Option chosen;

-   the Annuitant's attained age and gender (if applicable);

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles; and

-   the Assumed Investment Return (AIR).

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.

The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.

You can select one of the following AIRs offered, subject to state variations:

          ANNUITY                ANNUITY                ANNUITY
 AIR    UNIT FACTOR     AIR    UNIT FACTOR     AIR    UNIT FACTOR
-------------------------------------------------------------------
 3%      0.999919%      5%      0.999866%      6%      0.999840%

The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.

After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.

-   COMBINATION ANNUITY PAYOUT

You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

36

-------------------------------------------------------------------------------

5. DEATH BENEFITS

A. STANDARD DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts. The Standard Death Benefit is equal to your Total Balance (less Premium Based Charge) calculated as of the Valuation Day when we receive a certified death certificate or other legal document acceptable to us. The calculated Death Benefit will remain invested according to the Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature and Personal Pension Account for each Beneficiary's portion of the proceeds.

We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed or greater of:

    i. the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under applicable Contracts and riders; or

    ii.  the aggregate Total Balance plus $1 million.

Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.

The Standard Death Benefit is payable in addition to your Personal Pension Account Death Benefit.

Please see the heading entitled "What kinds of Surrenders are available? - Before the Annuity Commencement Date" in Section 4.c Surrenders. Taking excess partial Surrenders may significantly negatively affect your Death Benefit. Please consult with your investment professional before making excess partial Surrenders to be sure that you fully understand the ways such a decision will affect your Contract.

B. RETURN OF PREMIUM V

OBJECTIVE

To provide a Death Benefit equal to the greater of Premium Payments adjusted for Surrenders or Contract Value, minus Premium Based Charges, if applicable, that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.

Please consider the following prior to electing this rider:

- Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.

WHEN CAN YOU BUY THE RIDER?


You can currently elect this rider at the time that you buy this Contract. You may also elect this rider if you exercise a conversion option of Future5 or Future6 to Daily Lock Income Benefit, the exercise of a conversion option of Daily Lock Income Benefit to Future5, or the exercise of a conversion option of Future6 to Future5 provided you did not have an optional Death Benefit prior to such conversion, or if the conversion results in a termination of the existing optional Death Benefit rider. You may also elect this rider at the time you elect Daily Lock Income Benefit, provided you have not previously elected any optional Death Benefit. IF YOU ELECT THIS RIDER OTHER THAN AT CONTRACT ISSUANCE, RIDER BENEFITS WILL BE CALCULATED FROM THE RIDER EFFECTIVE DATE, NOT THE CONTRACT ISSUE DATE. THE STARTING VALUES FOR DETERMINING YOUR DEATH BENEFIT WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE, NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.



This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or us. We reserve the right to withdraw this rider for the sale of new Contracts at any time without notice. The maximum age of any Owner or Annuitant when electing this rider is 80.


DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. You may not elect this rider if you have already elected another optional Death Benefit.

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?


The fee for the rider is based on Premium Payments on each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract, or election of this rider other than on the Contract Anniversary. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract

-------------------------------------------------------------------------------


Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.


We cannot increase the rider fee once you elect the rider. However, in the event of a change in ownership or upon Spousal Contract continuation, the fee for the rider will be based on the Contract Value on the date of any such change plus Premium Payments received after such date, adjusted for Surrenders.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Death Benefit is equal to the higher of A or B:

A = Contract Value (minus Premium Based Charges, if applicable) or

B = Premium Payments adjusted for Surrenders.

See the Return of Premium V Examples 1 and 2 in Appendix A.

The Return of Premium V Death Benefit is payable in addition to your Personal Pension Account Death Benefit.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?


Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.


CAN YOU TERMINATE THIS RIDER?

Yes. At anytime following the earliest of the fifth anniversary of the rider effective date or Spousal Contract continuation, the Contract Owner may elect to terminate this rider. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the standard Death Benefit. No other optional Death Benefit may be elected following the termination.

A company-sponsored exchange of this rider will not be considered to be a termination by you of the rider. This rider will also terminate upon election of a Death Benefit option (described in Sections 5.e and 5.f) by the Beneficiary (excluding Spousal Contract continuation).

WHAT EFFECT DO PARTIAL SURRENDERS HAVE ON YOUR BENEFITS UNDER THE RIDER?

Any and all partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis. A PARTIAL SURRENDER MAY REDUCE THE DEATH BENEFIT BY AN AMOUNT GREATER THAN THE AMOUNT SURRENDERED IF THE CONTRACT VALUE IS LESS THAN YOUR PREMIUM PAYMENTS. See Return of Premium V Examples 1-3 in Appendix A for an illustration of this calculation.

Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A TRANSFER ABOVE THE TRANSFER LIMIT TO THE PERSONAL PENSION ACCOUNT MAY REDUCE THE DEATH BENEFIT BY AN AMOUNT GREATER THAN THE AMOUNT TRANSFERRED IF THE CONTRACT VALUE IS LESS THAN YOUR PREMIUM PAYMENTS ADJUSTED FOR SURRENDERS. The Return of Premium V Transfer Limit is equal to 5% of the Premium Payment(s) adjusted for Surrenders and transfers to and from the Personal Pension Account; or if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Return of Premium V Examples 1-3 in Appendix A.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is younger than the maximum rider age limitation at the time of the change.

An ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the rider is not available for sale at the time of the ownership change, or if the oldest Owner after the change is equal to or older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.

If the rider is currently available for sale on the date of the ownership change, we will continue the existing rider with respect to all benefits at the rider charge currently being assessed for the sale of new Contracts (or the last declared maximum rider fee).The

38

-------------------------------------------------------------------------------

Death Benefit will be recalculated based on the lesser of the Contract Value or the Death Benefit on the effective date of the ownership change.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR DEATH BENEFIT?

Generally, Yes. If the Owner dies and the sole Beneficiary at the time of death, is the deceased Owner's Spouse we will increase the Contract Value to the Death Benefit, if the Death Benefit is greater than the Contract Value on the date of due proof of death. The Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.

If the Owner or the Annuitant is equal to or older than the maximum age limitation at the time of the Spousal Contract continuation and and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.

If the Owner or the Annuitant is younger than the maximum age limitation at the time of the Spousal Contract continuation and such rider (or similar rider, as we determine) is still available for sale, the Death Benefit will be recalculated as described above. The Premium Payment and Death Benefit components, for purposes of this rider, will be reset to equal the Contract Value on the effective Valuation Day of the Spousal Contract continuation. Any Premium Payments or partial Surrenders after this Valuation Day will adjust the Death Benefit according to the provisions of the rider. The rider charge will be reset to the rider charge then being assessed for the sale of new Contracts.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

No. We reserve the right to impose investment restrictions in the future.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.

CAN WE AGGREGATE CONTRACTS?

Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purpose of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

    i. the aggregate Deposits, modified by adjustments for partial Surrenders or payouts under all applicable contracts and riders; or

    ii.  the aggregate Total Balance plus $1 million.

Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.

OTHER INFORMATION

The rider may not be appropriate for all investors. Several factors, among others, should be considered:


- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED IN CONNECTION WITH A CONVERSION OPTION OR IN CONNECTION WITH THE POST-ISSUE ELECTION OF DAILY LOCK INCOME BENEFIT, THE STARTING VALUES FOR THE BENEFIT WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.


- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment. If we terminate the rider, it cannot be re-elected by you.

-------------------------------------------------------------------------------

- Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, may trigger a proportionate reduction to your Death Benefit.

C. MAXIMUM ANNIVERSARY VALUE V

OBJECTIVE

To provide a Death Benefit equal to the greater of Maximum Anniversary Value, Premium Payments adjusted for Surrenders or Contract Value that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.

Please consider the following prior to electing this rider:

- This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

- Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.

WHEN CAN YOU BUY THE RIDER?


You can currently elect this rider at the time that you buy this Contract. You may also elect this rider if you exercise a conversion option of Future5 or Future6 to Daily Lock Income Benefit, the exercise of a conversion option of Daily Lock Income Benefit to Future5, or the exercise of a conversion option of Future6 to Future5 provided you did not have an optional Death Benefit prior to such conversion, or if the conversion results in a termination of the existing optional Death Benefit rider. You may also elect this rider at the time you elect Daily Lock Income Benefit, provided you have not previously elected any optional Death Benefit. IF YOU ELECT THIS RIDER OTHER THAN AT CONTRACT ISSUANCE, RIDER BENEFITS WILL BE CALCULATED FROM THE RIDER EFFECTIVE DATE NOT THE CONTRACT ISSUE DATE. THE STARTING VALUES FOR DETERMINING YOUR DEATH BENEFIT WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE, NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.



This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or us. We reserve the right to withdraw this rider for the sale of new Contracts at any time without notice. The maximum age of any Owner or Annuitant when electing this rider is 75.


DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. You may not elect this rider if you have already elected another optional Death Benefit.

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?


The fee for the rider is based on the Death Benefit and is taken on each Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract, or election of this rider other than on the Contract Anniversary. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. See Maximum Anniversary Value V Example 4 in Appendix A.


The rider charge will not increase after you elect the rider unless there is a change in ownership or upon Spousal Contract continuation.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Death Benefit is equal to the greatest of A, B or C:

A       =   Contract Value (minus Premium Based Charges);
B       =   Premium Payments adjusted for partial Surrenders; or
C       =   Maximum Anniversary Value, prior to the earlier of date of death or the decedent's 81st birthday.

See Maximum Anniversary Value V Example 1 in Appendix A.

If we permit you to elect this rider after the Contract has been issued, the starting values for Contract Value Premium Payments and Maximum Anniversary Value will all be reset to Contract Value as of the Valuation Day that you elect this rider. Contract Value and Premium Payments prior to election of the rider (as well as those values that would have been used to set the Maximum Anniversary Value had this rider been elected upon Contract issuance), will be disregarded.

The Maximum Anniversary Value V Death Benefit is payable in addition to your Personal Pension Account Death Benefit. EVEN THOUGH YOUR BENEFIT BALANCE IS NOT SUBJECT TO PRINCIPAL PROTECTION UNDER THIS RIDER, ANY PORTIONS OF YOUR BENEFIT BALANCE

40

-------------------------------------------------------------------------------

TRANSFERRED TO SUB-ACCOUNTS AND/OR THE FIXED ACCUMULATION FEATURE ARE ALSO CONSIDERED TO BE PART OF THE CONTRACT VALUE USED TO COMPUTE THIS DEATH BENEFIT.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?


Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.


CAN YOU TERMINATE THIS RIDER?

No.

WHAT EFFECT DO PARTIAL SURRENDERS HAVE ON YOUR BENEFITS UNDER THE RIDER?

Any and all partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis. A PARTIAL SURRENDER MAY REDUCE THE DEATH BENEFIT BY AN AMOUNT GREATER THAN THE AMOUNT SURRENDERED IF THE CONTRACT VALUE IS LESS THAN YOUR PREMIUM PAYMENTS. See Maximum Anniversary Value V Example 2 in Appendix A for an illustration of this calculation.

Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A TRANSFER ABOVE THE TRANSFER LIMIT MAY REDUCE THE DEATH BENEFIT BY AN AMOUNT GREATER THAN THE AMOUNT TRANSFERRED IF THE CONTRACT VALUE IS LESS THAN YOUR PREMIUM PAYMENTS. The Maximum Anniversary Value V Transfer Limit is equal to 5% of the greatest of (a) Premium Payments adjusted for partial Surrenders; (b) Maximum Anniversary Value; or (c) if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Maximum Anniversary Value V Examples 2, 3 and 5 in Appendix A for an illustration of this calculation.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider's effective date.

Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the Death Benefit is reset, we will disregard the previously established Contract Value, Premium Payment and Maximum Anniversary Value and reset each of these values to your then current Contract Value. If the rider is not available for sale at the time of the ownership change, or if the oldest Owner at the time of the ownership change is older than the maximum age limitation, we will terminate this rider whereupon the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.

If the rider is currently available for sale on the date of the ownership change, we will continue the existing rider with respect to all benefits at the rider charge then currently being assessed for the sale of new Contracts (or the last declared maximum rider fee).

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR DEATH BENEFIT?

Yes. If the Owner dies and the sole Beneficiary at the time of death is the deceased Owner's Spouse, we will increase the Contract Value to the Maximum Anniversary Value, if greater than the Contract Value on the date of due proof of death. The Spouse may elect to continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.

If any Owner or the Annuitant is older than the age limitation of the rider at the time of the Spousal Contract continuation and/or this rider (or a similar rider, as we determine) is not available for sale, then we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.

If any Owner or the Annuitant is equal to or younger than the age limitation of the rider at the time of the Spousal Contract continuation and this rider (or a similar rider, as we determine) is still available for sale, the Death Benefit will be recalculated as described above. The Premium Payment and Maximum Anniversary Value Death Benefit components, for purposes of this rider, will be reset to equal the Contract Value on the effective Valuation Day of the Spousal Contract continuation. The Maximum Anniversary Value thereafter is the highest attained anniversary value after the date of death of the first Spouse, and before the remaining Spouse's date

-------------------------------------------------------------------------------

of death or 81st birthday, whichever is earlier. Any Premium Payments or partial Surrenders after this Valuation Day will adjust each component of the Death Benefit according to the provisions of the rider. The rider charge will be reset to the charge then being assessed for the sale of new Contracts.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models are rebalanced quarterly.

We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These reservations will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "OtherProgram considerations" under the section entitled "What other ways can you invest?" in Section 4.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a change in owner, Annuitant or any Joint Annuitant.

UPON REINSTATEMENT OF YOUR RIDER, YOUR PREMIUM PAYMENTS WILL BE RESET TO EQUAL THE LOWER OF THE CONTRACT VALUE AS OF THE VALUATION DAY OF THE REINSTATEMENT OR THE PREMIUM PAYMENTS PRIOR TO THE TERMINATION. IF APPLICABLE, YOUR MAXIMUM ANNIVERSARY VALUE WILL BE RESET AT THE LOWER OF THE CONTRACT VALUE OR MAXIMUM ANNIVERSARY VALUE PRIOR TO THE REVOCATION AS OF THE DATE OF THE REINSTATEMENT. WE WILL DEDUCT A PRO-RATED RIDER CHARGE ON YOUR CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT FOR THE TIME PERIOD BETWEEN THE REINSTATEMENT DATE AND YOUR FIRST CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT. VIOLATION OF THESE INVESTMENT RESTRICTIONS COULD RESULT IN A SERIOUS EROSION OF THE VALUE IN THIS RIDER.

It may be presumed that investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.


If you elect this rider in combination with an optional benefit such as Safety Plus, Future5, Future6, or Daily Lock Income Benefit then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.


ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

Yes. We reserve the right to approve all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.

CAN WE AGGREGATE CONTRACTS?

Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate

42

-------------------------------------------------------------------------------

Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

    i. the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and riders; or

    ii.  the aggregate Total Balance plus $1 million.

Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.

OTHER INFORMATION

The rider may not be appropriate for all investors. Several factors, among others, should be considered:


- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED IN CONNECTION WITH A CONVERSION OPTION OR IN CONNECTION WITH THE POST-ISSUE ELECTION OF DAILY LOCK INCOME BENEFIT, THE STARTING VALUES FOR THE BENEFIT WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.


- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.

- The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.

- Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.

- Transfers made pursuant to an Automatic Income Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.


D. LEGACY LOCK


OBJECTIVE

To provide a Death Benefit equal to the greater of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain partial Surrenders and transfers to the Personal Pension Account as described below); or (b) Return of Premium V Death Benefit (as described in section 5.b.). We will pay the Death Benefit if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.

Please consider the following prior to electing this rider:


- Lifetime Benefit Payments taken under Future6, or Daily Lock Income Benefit will not reduce the value of the Enhanced Return of Premium component of this Death Benefit.



- Partial Surrenders that exceed the Future6, or Daily Lock Income Benefit Lifetime Benefit Payment and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.


- The Enhanced Return of Premium component of this Death Benefit reduces to zero if your Contract Value falls below the minimum amount rule.


This rider was formerly known as Future6 DB.


WHEN CAN YOU BUY THE RIDER?


You can currently elect this rider at the time that you buy this Contract and if you concurrently elect Future6 or Daily Lock Income Benefit. You may also elect this rider if you exercise a conversion option of Future5 or Future6 to Daily Lock Income Benefit, provided you did not have an optional Death Benefit prior to such conversion. You may also elect this rider at the time you elect Daily Lock Income Benefit, provided you have not previously elected any optional Death Benefit. IF YOU ELECT THIS RIDER OTHER THAN AT CONTRACT ISSUANCE, RIDER BENEFITS WILL BE CALCULATED FROM THE RIDER EFFECTIVE DATE, NOT THE CONTRACT ISSUE DATE. THE STARTING VALUES FOR DETERMINING YOUR DEATH BENEFIT WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE, NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.



This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or us. We reserve the right to withdraw this rider at any time without notice. The maximum age of any Owner or Annuitant when electing this rider is 70.

-------------------------------------------------------------------------------

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. You may not elect this rider if you have already elected any other optional Death Benefit.

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?


The fee for the rider is based on the greater of (a) Enhanced Return of Premium or (b) Return of Premium V Death Benefit on each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary. A pro-rated charge will be deducted in the event of a full Surrender of this Contract, or election of this rider other than on the Contract Anniversary. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider fee may be increased at each Contract Anniversary, in the event of a change in ownership or upon Spousal Contract continuation.


IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. The Death Benefit is equal to the greater of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain partial Surrenders and transfers to the Personal Pension Account as described below); or (b) Return of Premium V Death Benefit (as described in section 5.b.).


See the Legacy Lock Examples 1 and 2 in Appendix A.



The Legacy Lock is payable in addition to your Personal Pension Account Death Benefit.


DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Generally, yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.

CAN YOU TERMINATE THIS RIDER?


No. HOWEVER, IF YOUR FUTURE6, OR DAILY LOCK INCOME BENEFIT RIDER IS TERMINATED FOR ANY REASON THIS RIDER WILL ALSO TERMINATE. Please see "Other Information" below for other conditions which may result in termination of the rider.


WHAT EFFECT DO PARTIAL SURRENDERS HAVE ON YOUR BENEFITS UNDER THE RIDER?

DEATH BENEFIT STEP-UP


The Enhanced Return of Premium component of Legacy Lock is eligible for an automatic one-time step-up to the Contract Value upon a first partial Surrender or upon the first transfer to the Personal Pension Account in excess of the Transfer Limit. The step-up will occur if the Contract Value is greater than the Enhanced Return of Premium value on the Valuation Day prior to the first partial Surrender or transfer to the Personal Pension Account in excess of the Transfer Limit.



ENHANCED RETURN OF PREMIUM COMPONENT OF LEGACY LOCK


The Enhanced Return of Premium component equals 100% of Premium, adjusted by some Surrenders as described below. Enhanced Return of Premium will be increased by subsequent Premium Payments and Transfers from the Personal Pension Account and may be eligible for a one-time step-up.


Cumulative partial Surrenders during the Contract Year that are below or equal to your Future6, or Daily Lock Income Benefit Lifetime Benefit Payment will not reduce the Enhanced Return of Premium component of your Death Benefit. Cumulative partial Surrenders during the Contract Year that are below or equal to your Future6, or Daily Lock Income Benefit Threshold Payment will reduce the Enhanced Return of Premium on a dollar-for-dollar basis.



Cumulative partial Surrenders during the Contract Year that exceed either your Future6 Lifetime Benefit Payment or Threshold Payment will reduce the Enhanced Return of Premium on a proportionate basis provided the exception below does not apply. SUCH PARTIAL SURRENDER(S) MAY REDUCE THE ENHANCED RETURN OF PREMIUM BY AN AMOUNT GREATER THAN THE AMOUNT SURRENDERED IF THE CONTRACT VALUE IS LESS THAN YOUR PREMIUM PAYMENTS. See Legacy Lock Examples 1 and 2 in Appendix A for an illustration of this calculation.


If partial Surrenders are taken in excess of the Lifetime Benefit Payment and withdrawn under the Automatic Income Program to satisfy RMDs, the partial Surrender will not reduce the Enhanced Return of Premium. Any additional partial Surrender will reduce the Enhanced Return of Premium proportionally if taken above the RMD amount or outside of the Automatic Income Program.

Any and all transfers to the Personal Pension Account will reduce the Enhanced Return of Premium. Transfers within the Transfer Limit will reduce the Enhanced Return of Premium on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce the Enhanced Return of Premium on a proportionate basis. A TRANSFER ABOVE THE TRANSFER LIMIT TO THE PERSONAL PENSION ACCOUNT MAY REDUCE THE ENHANCED RETURN OF PREMIUM BY AN AMOUNT GREATER THAN THE AMOUNT TRANSFERRED IF THE

44

-------------------------------------------------------------------------------


CONTRACT VALUE IS LESS THAN YOUR PREMIUM PAYMENTS ADJUSTED FOR SURRENDERS. The Legacy Lock Transfer Limit is equal to 5% of the highest of (a) Enhanced Return of Premium; (b) Return of Premium V Death Benefit; or (c) if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Legacy Lock Examples 1 and 2 in Appendix A.


If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount rule (as defined in your Contract) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below this minimum amount rule, we will no longer accept subsequent Premium Payments. In addition, THE ENHANCED RETURN OF PREMIUM COMPONENT OF YOUR DEATH BENEFIT WILL BE RESET TO EQUAL ZERO. THE DEATH BENEFIT WILL THEN BE EQUAL TO THE GREATER OF: (A) ENHANCED RETURN OF PREMIUM OR (B) RETURN OF PREMIUM V.

You may then either make a full Surrender and terminate your Contract and rider, or you may continue your Contract. If you continue your Contract, you must transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days or we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is younger than the maximum rider age limitation at the time of the change.

Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the rider is not available for sale at the time of the ownership change, or if the oldest Owner after the change is equal to or older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.

If the rider is currently available for sale on the date of the ownership change, we will continue the existing rider with respect to all benefits at the rider charge currently being assessed for the sale of new Contracts (or the last declared maximum rider fee). However, the Return of Premium V component of the Death Benefit will be reset to equal the lesser of the Contract Value or the Return of Premium V value. The Enhanced Return of Premium component of the Death Benefit will also be reset to equal the lesser of Contract Value or the Enhanced Return of Premium value. Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR DEATH BENEFIT?


Generally, yes. If the Owner dies and the sole Beneficiary at the time of death, is the deceased Owner's Spouse we will increase the Contract Value to the greater of the Enhanced Return of Premium or the Return of Premium V Death Benefit, if either is greater than the Contract Value on the date of due proof of death. The Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.


If the Owner or the Annuitant is equal to or older than the maximum age limitation at the time of the Spousal Contract continuation and and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.

If the Owner or the Annuitant is younger than the maximum age limitation at the time of the Spousal Contract continuation and such rider (or similar rider, as we determine) is still available for sale, the Death Benefit will be recalculated. The Enhanced Return of Premium and Return of Premium V Death Benefit components, for purposes of this rider, will be reset to equal the Contract Value on the effective Valuation Day of the Spousal Contract continuation. Any Premium Payments or partial Surrenders after this Valuation Day will adjust the Death Benefit according to the provisions of the rider. The rider charge will be reset to the rider charge then being assessed for the sale of new Contracts.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

Except as otherwise provided, if you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected.

-------------------------------------------------------------------------------

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?


Yes. You must concurrently elect Future6 and abide by the Future6 investment restrictions in order to elect this rider or you must concurrently elect Daily Lock Income Benefit and abide by the Daily Lock Income Benefit investment restrictions.


ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.

CAN WE AGGREGATE CONTRACTS?

Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purpose of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

    i. the aggregate Deposits, modified by adjustments for partial Surrenders or payouts under all applicable contracts and riders; or

    ii. the aggregate Total Balance plus $1 million. Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.

OTHER INFORMATION

The rider may not be appropriate for all investors. Several factors, among others, should be considered:


    - IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED IN CONNECTION WITH A CONVERSION OPTION OR IN CONNECTION WITH THE POST-ISSUE ELECTION OF DAILY LOCK INCOME BENEFIT, THE STARTING VALUES FOR THE BENEFIT WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.



    - You can only elect this rider if you elect Future6, or Daily Lock Income Benefit. You will be required to invest according to the Future6, or Daily Lock Income Benefit investment restrictions, as applicable.


    - You will automatically receive a one-time step-up of the Enhanced Return of Premium to the Contract Value, if greater, upon the first partial Surrenders or transfer to the Personal Pension Account in excess of the Transfer Limit. We will not provide a notice prior to applying this step-up.

    - IF YOUR CONTRACT VALUE IS REDUCED BELOW THE MINIMUM AMOUNT RULE, THE ENHANCED RETURN OF PREMIUM COMPONENT OF THE DEATH BENEFIT WILL BE REDUCED TO ZERO. Please see Section 4.c. Surrenders for more information regarding the minimum amount rule. THIS HAS THE EFFECT OF PROVIDING A DEATH BENEFIT THAT WAS REDUCED BY ALL PRIOR PARTIAL SURRENDERS, INCLUDING LIFETIME BENEFIT PAYMENTS AND ALL TRANSFER TO THE PERSONAL PENSION ACCOUNT. IN ADDITION, ANY STEP-UP APPLIED TO THE ENHANCED RETURN OF PREMIUM COMPONENT OF THE DEATH BENEFIT WILL BE LOST.

    - The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.


    - We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment or if Future6, or Daily Lock Income Benefit rider is terminated.


    -   If we terminate the rider, it cannot be re-elected by you.


    - Legacy Lock is referred to as Enhanced Return of Premium Death Benefit Rider in your Contract.



E. MAXIMUM DAILY VALUE



OBJECTIVE



To provide a Death Benefit equal to the greater of Maximum Daily Value, or Premium Payments adjusted for Surrenders and transfers to the Personal Pension Account or Contract Value that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.



Please consider the following prior to electing this rider:



- This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.



- Partial Surrenders and excess transfers to the Personal Pension Account may reduce the benefit proportionally, as described below.

46

-------------------------------------------------------------------------------


WHEN CAN YOU BUY THE RIDER?



You can currently elect this rider at the time you buy this Contract. You may also elect this rider if you exercise a conversion option of Future5 or Future6 to Daily Lock Income Benefit, the exercise of a conversion option of Daily Lock Income Benefit to Future5, or the exercise of a conversion option of Future6 to Future5 provided you did not have an optional Death Benefit prior to such conversion, or if the conversion results in a termination of the existing optional Death Benefit Rider. You may also elect this rider at the time you elect Daily Lock Income Benefit, provided you have not previously elected any optional Death Benefit. IF YOU ELECT THIS RIDER OTHER THAN AT CONTRACT ISSUANCE, RIDER BENEFITS WILL BE CALCULATED FROM THE RIDER EFFECTIVE DATE NOT THE CONTACT ISSUE DATE. THE STARTING VALUES FOR DETERMINING YOUR DEATH BENEFIT WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE, NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.



This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or by us. We reserve the right to withdraw this rider at any time without notice. The maximum age on any Owner or Annuitant when electing this rider is 75.



DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?



Yes. You may not elect this rider if you have already elected another optional Death Benefit.



HOW IS THE CHARGE FOR THIS RIDER CALCULATED?



The fee for the rider is based on the Death Benefit and is taken on each Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract or election of this rider other than on the Contract Anniversary. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.



The rider charge may increase after you elect the rider if there is a change in ownership or upon Spousal Contract continuation.



IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?



Yes. This Death Benefit is equal to the greatest of A, B or C:



A = Contract Value (minus Premium Based Charges, if applicable);



B = Premium Payments adjusted for partial Surrenders and transfers to the Personal Pension Account; or



C = Maximum Daily Value, prior to the earlier of date of death or the decedent's 81st birthday.



See Maximum Daily Value Example 1 in Appendix A.



The Maximum Daily Value Death Benefit is payable in addition to your Personal Pension Account Death Benefit. EVEN THOUGH YOUR BENEFIT BALANCE IS NOT SUBJECT TO PRINCIPAL PROTECTION UNDER THIS RIDER, ANY PORTIONS OF YOUR BENEFIT BALANCE TRANSFERRED TO SUB-ACCOUNTS AND/OR THE FIXED ACCUMULATION FEATURE ARE ALSO CONSIDERED TO BE PART OF THE CONTRACT VALUE USED TO COMPUTE THIS DEATH BENEFIT.



DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?



Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.



CAN YOU TERMINATE THIS RIDER?



No. Please see Other Information at the end of this section for conditions which may result in termination of the rider.



WHAT EFFECT DO PARTIAL SURRENDERS HAVE ON YOUR BENEFITS UNDER THE RIDER?



Partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis if you have not elected Future5 or Daily Lock Income Benefit. If you have elected an optional withdrawal benefit, partial Surrenders up to a Threshold Payment or Lifetime Benefit Payment, as applicable, will reduce your Death Benefit on a dollar-for-dollar basis and any partial Surrenders in excess of such amounts shall reduce your Death Benefit on a proportionate basis. A PARTIAL SURRENDER MAY REDUCE THE DEATH BENEFIT BY AN AMOUNT GREATER THAN THE AMOUNT SURRENDERED IF THE CONTRACT VALUE IS LESS THAN YOUR MAXIMUM DAILY VALUE. See Maximum Daily Value Examples 2 and 3 in Appendix A for an illustration of this calculation.



Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers to the Personal Pension Account in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A TRANSFER ABOVE THE TRANSFER LIMIT MAY NOT REDUCE YOUR DEATH BENEFIT BY THE SAME DOLLAR AMOUNT AS IT WOULD REDUCE YOUR CONTRACT VALUE. THE ADJUSTMENT TO YOUR DEATH BENEFIT MAY BE LOWER OR HIGHER THAN THE ADJUSTMENT TO YOUR CONTRACT VALUE. The Maximum Daily Value Transfer Limit is equal to 5% of the greatest of

-------------------------------------------------------------------------------


(a) Premium Payments adjusted for partial Surrenders, (b) Maximum Daily Value; or (c) if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Maximum Daily Value Example 4 in Appendix A for illustrations of this calculation.



If you elect another optional rider, partial Surrenders (including Lifetime Benefit Payments and Threshold Payments) may affect those other riders differently than they affect this rider.



WHAT HAPPENS IF YOU CHANGE OWNERSHIP?



We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider's effective date.



Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the Death Benefit is reset, we will disregard the previously established Contract Value, Premium Payment and Maximum Daily Value and reset each of these values to your then current Contract Value. If the rider is not available for sale at the time of the ownership change, If the rider is not available for sale at the time of the ownership change, or if the oldest Owner at the time of the ownership change is older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.



If the rider is currently available for sale on the date of the ownership change, we will continue the existing rider with respect to all benefits at the rider charge then currently being assessed for the sale of new Contracts.



Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.



CAN YOUR SPOUSE CONTINUE YOUR DEATH BENEFIT?



Yes. If the Owner dies and the sole Beneficiary at the time of death is the deceased Owner's Spouse, we will increase the Contract Value to the Maximum Daily Value, if greater than the Contract Value on the date of due proof of death. The Spouse may elect to continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.



If any Owner or the Annuitant is older than the age limitation of the rider at the time of the Spousal Contract continuation and/or this rider (or a similar rider, as we determine) is not available for sale, then we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.



If any Owner or the Annuitant is equal to or younger than the age limitation of the rider at the time of the Spousal Contract continuation and this rider (or a similar rider, as we determine) is still available for sale, the Death Benefit will be recalculated as described above. The Premium Payment and Maximum Daily Value Death Benefit components, for purposes of this rider, will be reset to equal the Contract Value on the effective Valuation Day of the Spousal Contract continuation. The Maximum Daily Value thereafter is the highest attained daily value after the date of death of the first Spouse, and before the remaining Spouse's date of death or 81st birthday, whichever is earlier. Any Premium Payments or partial Surrenders after this Valuation Day will adjust each component of the Death Benefit according to the provisions of the rider. The rider charge will be reset to the charge then being assessed for the sale of new Contracts.



WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?



If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.



ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?



Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models are rebalanced quarterly.

48

-------------------------------------------------------------------------------


We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These reservations will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 4.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.



Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a change in owner, Annuitant or any Joint Annuitant.



UPON REINSTATEMENT OF YOUR RIDER, YOUR PREMIUM PAYMENTS WILL BE RESET TO EQUAL THE LOWER OF THE CONTRACT VALUE AS OF THE VALUATION DAY OF THE REINSTATEMENT OR THE PREMIUM PAYMENTS PRIOR TO THE TERMINATION. IF APPLICABLE, YOUR MAXIMUM DAILY VALUE WILL BE RESET AT THE LOWER OF THE CONTRACT VALUE OR MAXIMUM DAILY VALUE PRIOR TO THE REVOCATION AS OF THE DATE OF THE REINSTATEMENT. WE WILL DEDUCT A PRO-RATED RIDER CHARGE ON YOUR CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT FOR THE TIME PERIOD BETWEEN THE REINSTATEMENT DATE AND YOUR FIRST CONTRACT ANNIVERSARY FOLLOWING THE REINSTATEMENT. VIOLATION OF THESE INVESTMENT RESTRICTIONS COULD RESULT IN A SERIOUS EROSION OF THE VALUE IN THIS RIDER.



It may be presumed that investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.



Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.



If you elect this rider in combination with an optional benefit such as Safety Plus, Future5, Future6 or Daily Lock Income Benefit then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.



ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?



Yes. We reserve the right to approve all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.



CAN WE AGGREGATE CONTRACTS?



Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:



    a. the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and riders; or



    b.  the aggregate Total Balance plus $1 million.



Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.



OTHER INFORMATION



The rider may not be appropriate for all investors. Several factors, among others, should be considered:



- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED IN CONNECTION WITH A CONVERSION OPTION OR IN CONNECTION WITH THE POST-ISSUE ELECTION OF DAILY LOCK INCOME BENEFIT, THE STARTING VALUES FOR THE BENEFIT WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.



- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

-------------------------------------------------------------------------------


- We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.



- The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.



- Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.



- Transfers made pursuant to an Automatic Income Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.



F. HOW IS THE DEATH BENEFIT PAID?


The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable to us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.


If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our Safe Haven Program. Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by FDIC, nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically at our discretion. THE INTEREST RATE IS BASED UPON THE ANALYSIS OF INTEREST RATES CREDITED TO FUNDS LEFT ON DEPOSIT WITH OTHER INSURANCE COMPANIES UNDER PROGRAMS SIMILAR TO THE HARTFORD'S SAFE HAVEN PROGRAM. IN DETERMINING THE INTEREST RATE, WE ALSO FACTOR IN THE IMPACT OF OUR PROFITABILITY, GENERAL ECONOMIC TRENDS, COMPETITIVE FACTORS AND ADMINISTRATIVE EXPENSES. THE INTEREST RATE CREDIT IS NOT THE SAME RATE EARNED ON ASSETS IN THE FIXED ACCUMULATION FEATURE OR PERSONAL PENSION ACCOUNT AND IS NOT SUBJECT TO MINIMUM INTEREST RATES PRESCRIBED BY STATE NON-FORFEITURE LAWS. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account; in addition, that interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.


The Beneficiary may elect to leave proceeds from the Death Benefit invested with us for up to five years from the date of death of the Annuitant or Owner if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. The Beneficiary may not make Personal Pension Account Contributions. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.

The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect an Annuity Payout Option that allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section 9(C)(2)(f) Federal Tax Considerations for more information.

If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner's death.

If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.

50

-------------------------------------------------------------------------------


G. WHO WILL RECEIVE THE DEATH BENEFIT?


The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive any remaining value such as a cash refund, Benefit Balance, or receive the Commuted Value.

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                AND . . .                        AND . . .                     THEN THE . . .
Owner                            There is a surviving joint       The Annuitant is living or       Joint Owner receives the Death
                                 Owner                            deceased                         Benefit.
Owner                            There is no surviving joint      The Annuitant is living or       Beneficiary receives the Death
                                 Owner                            deceased                         Benefit.
Owner                            There is no surviving joint      The Annuitant is living or       Owner's estate receives the
                                 Owner and the Beneficiary        deceased                         Death Benefit.
                                 predeceases the Owner
Annuitant                        The Owner is living              There is no named Contingent     The Owner becomes the
                                                                  Annuitant                        Contingent Annuitant and the
                                                                                                   Contract continues. The Owner
                                                                                                   may waive this presumption and
                                                                                                   receive the Death Benefit.
Annuitant                        The Owner is living              The Contingent Annuitant is      Contingent Annuitant becomes
                                                                  living                           the Annuitant, and the Contract
                                                                                                   continues.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                             AND . . .                               THEN THE . . .
Owner                                     The Annuitant is living                   Beneficiary becomes the Owner.
Annuitant                                 The Owner is living                       Owner receives the payout at death.
Annuitant                                 The Annuitant is also the Owner           Beneficiary receives the payout at
                                                                                    death.

THESE ARE THE MOST COMMON SCENARIOS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A PAYOUT AT DEATH.

6. OPTIONAL WITHDRAWAL BENEFITS

A. FUTURE5 AND FUTURE6

OBJECTIVE

The objective of the riders is to provide longevity protection that may periodically increase based on Market Increases or Deferral Bonuses.

Please consider the following prior to electing either rider:

- The riders have investment restrictions. Violation of the investment restrictions may result in termination of the rider.


- Threshold Payments, partial Surrenders above a Lifetime Benefit Payment and transfers to the Personal Pension Account will reduce the rider's benefit as described below.


HOW DO THE RIDERS HELP ACHIEVE THIS GOAL?


Each of the riders provide an opportunity to receive withdrawals in the form of either Threshold Payments prior to the Lifetime Income Eligibility Date, or Lifetime Benefit Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. Withdrawals taken prior to the relevant Covered Life's Lifetime Income Eligibility Date are called Threshold Payments and withdrawals thereafter are called Lifetime Benefit Payments. We reserve the right to close either rider to new sales at any time.

-------------------------------------------------------------------------------

WHEN CAN YOU BUY THE RIDERS?


You may buy either rider only at the time you buy your Contract or by electing a conversion option as described below. The maximum age of any Contract Owner or Annuitant when buying either rider is 80. Once elected, you may not switch riders unless part of a company-sponsored exchange program.


The riders may not be available through all investment professionals and may be subject to additional restrictions set by your investment professional. We reserve the right to withdraw either or both riders, vary rider benefits and/or rider charges or any relevant Covered Life options at any time for the sale of new Contracts. Either or both riders may not be available in all states.

The riders are the same in all respects other than as described herein. When considering which rider version to select, it is important that you work with your investment professional to carefully compare the differences in these features, and particularly the different investment restrictions, to ensure that you choose the rider version that is most consistent with your investment horizon and risk appetite taking into consideration the trade-off between benefits and restrictions associated with one rider over the other. Please refer to the section below entitled "Are there restrictions on how you must invest?" for more information.

We look at the age of contract parties (e.g., Contract Owner, joint Owners, Spouses, Annuitant and/or Beneficiary) when setting rider benefits (such living persons are called a Covered Life and the specific person whose life and age is used to set benefits is called the relevant Covered Life). For instance, when setting your Withdrawal Percentage, the older Covered Life is the relevant Covered Life when selecting the Single Life Option and the younger Covered Life is the relevant Covered Life when selecting the Joint/Spousal Option. We reserve the right to impose designation restrictions such as making sure that your Spouse is a joint Owner when selecting the Joint/ Spousal Option.


If Daily Lock Income Benefit is available for sale in your state, Future6 will close to new investors.



CONVERSION OPTION. We reserve the right to offer a one-time only conversion from Future5 and Future6 in to Daily Lock Income Benefit or from Daily Lock Income Benefit or Future6 in to Future5 anytime prior to any Covered Life's reaching attained age 81. IF YOU ELECT A CONVERSION OPTION, YOUR THEN CURRENT PAYMENT BASE AND DEFERRAL BONUS BASE WILL RESET TO YOUR CONTRACT VALUE UPON CONVERSION FOR PURPOSES OF THE NEWLY ELECTED RIDER. THIS MEANS THAT IF YOUR PAYMENT BASE OR DEFERRAL BONUS BASE IS GREATER THAN YOUR CONTRACT VALUE, YOU WILL LOSE VALUE BY ELECTING TO CONVERT. This should be weighed against any potential benefit of the newly converted rider. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. A pro-rated fee will be assessed at the time of conversion for the portion of the Contract Year that the original rider was in effect. We will deduct a pro-rated fee for the newly elected rider for remainder of the Contract Year in which the conversion occurs on the next Contract Anniversary. If you elect the conversion option from Future5 or Future6 to Daily Lock Income Benefit, you will no longer be permitted to decline future fee increases.



If you elect the conversion option and have previously elected an optional Death Benefit other than Legacy Lock, the optional Death Benefit will remain uninterrupted. If you previously elected Legacy Lock and convert to Future5, your Legacy Lock benefit will terminate upon conversion and you will have a one-time opportunity to elect another optional Death Benefit rider. If you elect the conversion option and have not previously elected an optional Death Benefit, you will have a one-time opportunity to add an optional Death Benefit. THE STARTING VALUE FOR THE OPTIONAL DEATH BENEFIT WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE, NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUE.



Upon conversion, any optional programs that you have elected, such as the Automatic Income Program, may be terminated and must be reestablished if you wish to continue them.



If you elect to convert to Future5 or Daily Lock Income Benefit, or if you elect Daily Lock Income Benefit other than at Contract issuance, you will receive a pro-rated Deferral Bonus from the rider effective date until your next Contract Anniversary.


DOES BUYING THE RIDERS FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?


Yes, buying either rider precludes you from electing the Safety Plus rider and the Daily Lock Income Benefit rider.


If you elect either rider, you may not elect Personal Pension Account Transfer Programs Investment Gains or Income Path Options. Please see Section 4.a. Personal Pension Account Transfer Programs.

HOW IS THE CHARGE FOR THE RIDERS CALCULATED?

Each rider has a different current charge and maximum rider charge and both are based on your Payment Base. The charge will vary based on whether you elect the rider on a single or joint/spousal basis. We will deduct the rider charge on each Contract Anniversary on a pro-rated basis from each Sub-Account.

52

-------------------------------------------------------------------------------

We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. THE RIDER CHARGE MAY INCREASE IRRESPECTIVE OF WHETHER YOU RECEIVE EITHER A MARKET INCREASE OR A DEFERRAL BONUS. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase in which event you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases. This declination is irrevocable.


If the rider is terminated, if you elect the conversion option or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Payment Base immediately prior to such termination, conversion or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.


DOES YOUR BENEFIT BASE CHANGE UNDER THE RIDERS?

Yes. The benefit bases used to set Threshold Payments or Lifetime Benefit Payments (Payment Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate.

-   PAYMENT BASE

Your initial Payment Base is equal to your initial Premium Payment (without deduction of sales charges, if any). It will generally fluctuate based on:

-   Market Increases; or

-   Deferral Bonuses; and

- Subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.


On each Contract Anniversary until and including the Contract Anniversary immediately following the oldest Covered Life's 90th birthday, the Payment Base will be reset to equal the greater of your Contract Value (prior to the deduction of the rider charge) as of the Contract Anniversary (this event is referred to as a Market Increase) or your current Payment Base plus any applicable Deferral Bonus (the amount added to your Payment Base during the Deferral Bonus Period if a Market Increase does not occur). You will not receive both a Market Increase and a Deferral Bonus in the same Contract Year. We reserve the right to impose an annual Payment Base Cap on the sale of new contracts only. We do not currently enforce an annual Payment Base Cap.


Please refer to Future5 and Future6 Examples 1-2 in Appendix A for an illustration of ways that your Payment Base may increase based on a Market Increase or Deferral Bonus.

Subsequent Premium Payments increase your Payment Base by the dollar amount of the Premium Payment. Deposits into the Personal Pension Account do not increase your Payment Base.

Partial Surrenders reduce your Payment Base in different ways depending on whether they are taken before or after your Lifetime Income Eligibility Date and whether they exceed the applicable limit (either the Threshold Payment or an annual Lifetime Benefit Payment).

- PARTIAL SURRENDERS PRIOR TO THE LIFETIME INCOME ELIGIBILITY DATE. If cumulative partial Surrenders taken during any Contract Year are equal to, or less than, the Threshold Payment, then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders are greater than the Threshold Payment, then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold Payment, and (ii) proportionate basis for the amount in excess of the Threshold Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

- PARTIAL SURRENDERS AFTER THE LIFETIME INCOME ELIGIBILITY DATE. If cumulative partial Surrenders taken during any Contract Year are (i) equal to or less than the Lifetime Benefit Payment, or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD requirements, then the cumulative partial Surrender will not reduce the Payment Base. Any partial Surrenders that exceed the Lifetime Benefit Payment (provided that the RMD exception above does not apply), will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. See Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of this calculation.

Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA, but do not exceed an annual Threshold Payment or Lifetime Benefit Payment, as the case may be, will be free of any applicable CDSC.

Transfers of Contract Value to the Personal Pension Account will also reduce your Payment Base on a dollar-for-dollar basis if they are less than the Transfer Limit and proportionally for any cumulative transfers above the Transfer Limit. The Future5 and Future6 Transfer Limits will equal your applicable Withdrawal Percentage multiplied by your then current Payment Base. Please see Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of this calculation.

-------------------------------------------------------------------------------


Since the Maximum Anniversary Value V, Return of Premium V, Maximum Daily Value and the Legacy Lock riders each have their own Transfer Limit, which may be a different amount that the Transfer Limit imposed by Future5 or Future6. If there is a conflict, then the Transfer Limit of Future5 or Future6 prevails. Please refer to Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.


Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this limit will not be included for any benefits under the rider.

Please refer to this rider's section entitled "What happens if you change ownership?" and "Can your Spouse continue your Lifetime Withdrawal Benefit?" for a discussion regarding how your Payment Base can be recalculated following a Covered Life change. Please refer to the section entitled "How is the charge for the rider calculated" for more information regarding the possible termination of Market Increases, Deferral Bonuses and Withdrawal Percentage increases associated with declining rider charge increases.

-   DEFERRAL BONUS BASE

On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Payment Base. You will not receive a Deferral Bonus if your Market Increase is greater than or equal to your Deferral Bonus. The Deferral Bonus will vary depending on the rider version you select. The Deferral Bonus for Future5 is 5%. The Deferral Bonus for Future6 is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period. THE DEFERRAL BONUS PERIOD WILL CEASE UPON THE EARLIER OF THE TENTH CONTRACT ANNIVERSARY, WHEN YOU TAKE ANY PARTIAL SURRENDER, OR IF A TRANSFER IS MADE TO THE PERSONAL PENSION ACCOUNT THAT IS IN EXCESS OF THE FUTURE5 AND FUTURE6 TRANSFER LIMIT.

When you elect this rider, your Deferral Bonus Base is equal to your initial Premium Payment (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Payment Base when a Market Increase occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.

Subsequent Premium Payments or transfers from the Personal Pension Account will increase your Deferral Bonus Base by the dollar amount of the Premium Payment or transfer during the Deferral Bonus Period.

Transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are equal to or less than the Transfer Limit will reduce your Deferral Bonus Base on a dollar-for-dollar basis.

Cumulative transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are greater than the rider Transfer Limit will cause the Deferral Bonus Period to end and the Deferral Bonus Base will permanently be set to zero. Transfers or Surrenders due to a divorce settlement will end the Deferral Bonus Period and the Deferral Bonus Base will be set to zero.

Please refer to Future5 and Future6 Examples 1-2 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Payment Base and when a transfer ends the Deferral Bonus Period.

Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above this limit will not be included for any benefits under the rider.

Please refer to the section entitled "What happens if you change ownership?" and "Can your Spouse continue your Lifetime Withdrawal Benefit?" for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.

IS EITHER RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

YES. HOWEVER, WITHDRAWALS TAKEN PRIOR TO THE LIFETIME INCOME ELIGIBILITY DATE (THRESHOLD PAYMENTS) ARE NOT GUARANTEED TO BE AVAILABLE THROUGHOUT YOUR LIFETIME. SUCH WITHDRAWALS WILL REDUCE (AND MAY EVEN ELIMINATE) THE PAYMENT BASE OTHERWISE AVAILABLE TO ESTABLISH LIFETIME BENEFITS.

Threshold Payments or Lifetime Benefit Payments are calculated by multiplying your Payment Base by the applicable Withdrawal Percentage. The Withdrawal Percentage varies based on the age of the relevant Covered Life at the time of the first partial Surrender.

The applicable Withdrawal Percentages are as follows:

                          WITHDRAWAL
        AGE               PERCENTAGE
-----------------------------------------
[LESS THAN]59 1/2 -           4.0%
         64
        65+                   5.0%


If you elect Future5 on or after May 1, 2012, there will be an additional withdrawal percentage of 6.0% at age 85 and beyond, subject to state availability at the time of election.

54

-------------------------------------------------------------------------------

- Except as provided below, the Withdrawal Percentage will be based on the chronological age of the relevant Covered Life at the time of the first partial Surrender. If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Withdrawal Percentage age band; or

- If a partial Surrender HAS been taken, the Withdrawal Percentage will be locked at the time of the partial Surrender. Once the relevant Covered Life enters the new age band, the Withdrawal Percentage will unlock at the next Contract Anniversary only if there is a Market Increase. In the event that there is a Deferral Bonus credited and not a Market Increase, the Withdrawal Percentage will remain locked.

IS EITHER RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

No.

DOES EITHER RIDER REPLACE THE STANDARD DEATH BENEFIT?

No.

CAN YOU REVOKE THE RIDERS?

No.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THE
RIDERS?

Please refer to "Does your benefit base change under the riders?" for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Payment Base, Deferral Bonus Base and any future Threshold Payments or Lifetime Benefit Payments.

If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount rule (as defined in your Contract) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below this minimum amount rule, we will no longer accept subsequent Premium Payments. You may then either make a full Surrender and terminate your Contract and your rider, or you may continue the Contract provided the following:

- You must Transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days. Failure to do so will be deemed as your acquiescence to our exercising reserved contractual rights to reallocate these sums to the money market Sub-Account;

-   Threshold Payments will cease;

-   Lifetime Benefit Payments will continue;

-   Market Increases and Deferral Bonuses, if applicable, will no longer apply;

- All other privileges under either rider will terminate and you will no longer be charged a rider fee or Annual Maintenance Fee; and

If any amount greater than a Lifetime Benefit Payment is requested, the Contract will be liquidated and the rider will terminate.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as the riders are affected only by changes to the relevant Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of a Covered Life may cause a recalculation of the rider benefits. Covered Life changes also allow us, in our discretion, to impose then prevailing investment restrictions, as described below.

Any Covered Life change made within the first six months from the Contract Issue date will have no impact on the Payment Base or Deferral Bonus Base as long as each succeeding Covered Life is younger than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage, Lifetime Benefit Payment, and Threshold Payment, as applicable, will thereafter change based on the age of the new relevant Covered Life.

-   SINGLE LIFE OPTION:

Any Covered Life changes after the first six months from Contract Issue date will cause a reset as follows:

    A. If we no longer offer such rider, we will revoke the rider. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

    B. If we offer the rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. If no partial Surrenders or transfers to the Personal Pension Account above the Transfer Limit have been taken, the Deferral Bonus Base will be recalculated to be the lesser of the Contract Value or the Deferral Bonus Base effective on the date of the change. If a

-------------------------------------------------------------------------------

       partial Surrender has been taken or there had been a transfer to the Personal Pension Account above the Transfer Limit prior to the date of the Covered Life change, the Deferral Bonus Period will end and the Deferral Bonus Base will be zero; or

    C. If we offer such rider and the older Covered Life after the date of the ownership change is equal to or older than the maximum age limitation, the rider will be terminated and removed from the Contract.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

-   JOINT/SPOUSAL OPTION:

After the first six months from the Contract issue date, if partial Surrenders, have not yet been taken, and that you and your Spouse become legally divorced, you may add a new Spouse to the Contract provided that the age limitation of the rider is not exceeded, the Payment Base and Deferral Bonus Base will remain the same. We will then recalculate your Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit based on the age of the younger Covered Life as of the date of the change. The charge for the rider will remain the same.

Alternatively, if after the first six months from the Contract issue date, if partial Surrenders have been taken or a transfer to the Personal Pension Account has been made, and in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract and the Payment Base and Deferral Bonus Base will remain the same. We will then recalculate your Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit based on the age of the remaining Covered Life as of the date of the change. These recalculations will continue to be based on the Joint/Spousal Option. You may not convert your Joint/Spousal Option election to a Single Life Option. The charge for the rider will remain the same.

If after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

    A. If the older Covered Life after the change is equal to or younger than the maximum age limitation of the rider at the time of the change, then we will revoke the rider. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

    B. If the older Covered Life after the change exceeds the maximum age limitation of the rider, or we no longer offer the rider, then the rider will terminate.

CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL BENEFIT?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the sole Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Contract and the rider are continued as described below, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for the sale of new Contracts at the time of continuation. The Covered Life will be re-determined on the date of Spousal Contract continuation.

If the new Covered Life is younger than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and Deferral Bonus Base will be set equal to the Contract Value, the Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. The Deferral Bonus Period will not be re-set but will continue, if applicable, uninterrupted. If the new Covered Life is equal to or older than the maximum rider age at the time of the Spousal Contract continuation, the rider will terminate and the rider charge will no longer be assessed.

If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the rider and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

Either rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

- The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;

- The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;

- The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit will be recalculated; and

56

-------------------------------------------------------------------------------

- The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.

The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Payment Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum amount rule then in effect.

SINGLE LIFE OPTION:


If you have elected the Single Life Option, you may choose a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the relevant Covered Life determined at the Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two.


If the older Annuitant is age 59 1/2 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59 1/2 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

If the Annuitant and Joint Annuitant are alive and the older Annuitant is age 59 1/2 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

JOINT/SPOUSAL OPTION:


If you have elected the Joint/Spousal Option and both Spouses are alive, you may choose a Joint and Last Survivor Life Annuity (Option Four). If only one Spouse is alive, we will issue a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. If only one Spouse is alive, we will issue a Life Annuity (Option One) based on the surviving relevant Covered Life.


If the younger Annuitant is alive and age 59 1/2 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59 1/2 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 59 1/2 or older, you will receive payments in a fixed dollar amount until the death of the last surviving Annuitant.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us that correspond with the rider version chosen. As of the date of this prospectus, if you elect Future5, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models will be rebalanced quarterly. If you elect Future6, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D. The Personal Protection Portfolio models are rebalanced monthly.

We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These reservations will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of this rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of this rider shall prevail.

-------------------------------------------------------------------------------

If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.

Upon reinstatement, your Deferral Bonus Base will be reset at the lower of the Deferral Bonus Base prior to the termination or Contract Value as of the date of reinstatement and the Deferral Bonus Period, if applicable, will continue uninterrupted.

We may require that you comply with then prevailing investment restrictions upon Spousal Contract continuation or permissible Covered Life changes. Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under either rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.

Both rider versions require that you invest in asset allocation models. However, we are able to offer certain attributes associated with the Future6 rider, such as a higher Deferral Bonus and lower rider charges, based on our assumptions that the Personal Protection Portfolios, and particularly, the requirement to maintain 50% of your Contract Value in Hartford Portfolio Diversifier HLS Fund within these models, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions. The Portfolio Planner or Investment Strategies Asset Allocation Models associated with the Future5 rider have a different exposure to equity markets and do not include the Hartford Portfolio Diversifier HLS Fund as an available Fund. It may therefore be reasonably assumed, that if equity markets perform well while you have the Future6 rider, aggregate positive performance results associated the Personal Protection Portfolios will be lower than the performance results possibly available with the Portfolio Planner or Investment Strategies Asset Allocation Models. Conversely, if equity markets perform poorly, you may benefit from, among other things, the potential Contract Value preservation and comparatively lower fees associated the Personal Protection Portfolios.

The Hartford Portfolio Diversifier HLS Fund has been designed to provide performance results that generally are negatively correlated to the performance of other Funds within the Personal Protection Portfolios (i.e., the Fund will tend to perform well when those other Funds are performing poorly, but relatively poorly when those other Funds are performing well). In fact, the Fund's investments are based on data about your and other contract holders' allocations to the other Funds within the Personal Protection Portfolios.

We will periodically rebalance your investments within asset allocation models as described in Appendix D. For instance, if you select Future6 and markets perform poorly, it is anticipated that the value of the Hartford Portfolio Diversifier HLS Fund will increase in relation to other Funds within the Personal Protection Portfolios and thus investments within that Fund will be proportionately reallocated among other Funds within the Personal Protection Portfolios chosen. Likewise, when markets perform well, it is anticipated that the value of the other Funds within the Personal Protection Portfolios will increase in relation to the Hartford Portfolio Diversifier HLS Fund and thus investments within those other Funds will be proportionately reduced and reallocated into the Hartford Portfolio Diversifier HLS Fund.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.

CAN WE AGGREGATE CONTRACTS?


Yes. For purposes of determining the Payment Base, Deferral Bonus Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us when you have elected any similar optional withdrawal benefit rider. We will not aggregate Contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit such as Safety Plus with a contract with a guaranteed lifetime withdrawal benefit such as Future5, Future6, or Daily Lock Income Benefit. If we elect to aggregate Contracts, we will reset Lifetime Benefit Payments, partial Surrenders and Transfer Limits across aggregated Contracts. We will also reset the date we set these values to operate on a Calendar Year anniversary basis (i.e., January 1 Contract Anniversary) in lieu of multiple Contract Anniversaries.

58

-------------------------------------------------------------------------------

OTHER INFORMATION

The riders may not be appropriate for all investors. Several factors, among others, should be considered:


- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED IN CONNECTION WITH A CONVERSION OPTION, THE STARTING VALUES FOR ALL BENEFITS WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.


- Your participation in the Personal Protection Portfolio models end when the Future6 rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and Hartford Portfolio Diversifier HLS Fund. You may not independently invest in the Hartford Portfolio Diversifier HLS Fund.

- If you also invest in the Personal Pension Account, transfers to the Personal Pension Account in excess of the Transfer Limit will end the Deferral Bonus Period and the Deferral Bonus Base will be zero.

- The benefits under either rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

-   The Fixed Accumulation Feature is not available if you have elected Future
    6.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these benefits.

- Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of either rider or if you commence taking Threshold Payments prior to your Lifetime Income Eligibility Date. Withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.

- The determination of the relevant Covered Life is established by us and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments and the Transfer Limit.

-   We may withdraw either rider for new Contract sales at any time.

- When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life.

- Annuity payout options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

- The fee for either rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2 Fee Summary.

- WE DO NOT AUTOMATICALLY INCREASE PAYMENTS UNDER THE AUTOMATIC INCOME PROGRAM IF YOUR LIFETIME BENEFIT PAYMENT INCREASES. IF YOU ARE ENROLLED IN OUR AUTOMATIC INCOME PROGRAM TO MAKE LIFETIME BENEFIT PAYMENTS AND YOUR ELIGIBLE LIFETIME BENEFIT PAYMENT INCREASES, YOU NEED TO REQUEST AN INCREASE IN YOUR AUTOMATIC INCOME PROGRAM. WE WILL NOT INDIVIDUALLY NOTIFY YOU OF THIS PRIVILEGE.

- We will share data regarding your Contract with our affiliates or designees to help us manage our guarantee obligations under this rider.

- The purchase of these riders may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.

- Future6 is referred to as Guaranteed Minimum Withdrawal Benefit Plus in your Contract. Future5 is referred to as Guaranteed Minimum Withdrawal Benefit in your Contract.


B. DAILY LOCK INCOME BENEFIT



OBJECTIVE



The objective of the rider is to provide longevity protection that may periodically increase based on the daily performance of your Contract or Deferral Bonuses.

-------------------------------------------------------------------------------


Please consider the following prior to electing the rider:



- The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.



- Threshold Payments, partial Surrenders above a Lifetime Benefit Payment and transfers to the Personal Pension Account will reduce the rider's benefit, as described below.



HOW DOES THE RIDER HELP ACHIEVE THIS GOAL?



The rider provides an opportunity to receive withdrawals in the form of either Threshold Payments prior to the Lifetime Income Eligibility Date or Lifetime Benefit Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. Withdrawals taken prior to the relevant Covered Life's Lifetime Income Eligibility Date are called Threshold Payments and withdrawals thereafter are called Lifetime Benefit Payments.



WHEN CAN YOU BUY THE RIDER?



You may elect this rider at any time provided you have not previously elected an optional withdrawal benefit rider or by electing a conversion option as described below. You may not elect this rider if you previously elected Future5 or Future6 and such previously elected rider was revoked. If you elect a conversion option, rider benefits will be calculated from the rider effective date, not the Contract issue date. We reserve the right to close this rider to new sales at any time.



This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or by us. We reserve the right to withdraw this rider at any time without notice. The maximum age on any Owner or Annuitant when electing this rider is 80.



CONVERSION OPTION. We reserve the right to offer a one-time only conversion from Future5 or Future6 riders in to the Daily Lock Income Benefit rider; or from Daily Lock Income Benefit or Future6 in to the Future5 rider anytime prior to any Covered Life's reaching attained age 81. IF YOU ELECT A CONVERSION OPTION, YOUR THEN CURRENT PAYMENT BASE AND DEFERRAL BONUS BASE WILL RESET TO YOUR CONTRACT VALUE UPON CONVERSION FOR PURPOSES OF THE NEWLY ELECTED RIDER. THIS MEANS THAT IF YOUR PAYMENT BASE OR DEFERRAL BONUS BASE IS GREATER THAN YOUR CONTRACT VALUE, YOU WILL LOSE VALUE BY ELECTING TO CONVERT. This should be weighed against any potential benefit of the newly converted rider. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated investment restrictions will be based on the rider then in effect. A pro-rated fee will be assessed at the time of conversion for the portion of the Contract Year that the original rider was in effect. We will deduct a pro-rated fee for the newly elected rider for the remainder of the Contract Year in which the conversion occurs on the next Contract Anniversary.



If you elect the conversion option and have previously elected an optional Death Benefit other than Legacy Lock, the optional Death Benefit will remain uninterrupted. If you previously elected Legacy Lock and convert to Future5, your Legacy Lock will terminate upon conversion and you will have a one-time opportunity to elect another optional Death Benefit rider. If you elect the conversion option and have not previously elected an optional Death Benefit, you will have a one-time opportunity to add an optional Death Benefit.THE STARTING VALUE FOR DETERMING YOUR OPTIONAL DEATH BENEFIT WILL BE YOUR CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE, NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUE.



If you elect to convert to Future5 or Daily Lock Income Benefit, or if you elect Daily Lock Income Benefit other than at Contract issuance, you will receive a pro-rated Deferral Bonus from the rider effective date until your next Contract Anniversary.



Upon conversion, any optional programs that you have elected, such as the Automatic Income Program, may be terminated and must be re-established if you wish to continue them.



DOES BUYING THE RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?



Yes, buying the rider precludes you from electing the Safety Plus, Future5 and Future6 riders.



If you elect the rider, you may not elect Personal Pension Account Transfer Programs Investment Gains, Income Path Options or the DCA Interest/Earnings Program. Please see Section 4.a. Personal Pension Account Transfer Programs.



HOW IS THE CHARGE FOR THE RIDER CALCULATED?



The rider has a current charge and maximum rider charge and both are based on your Payment Base. The charge will vary based on whether you elect the rider on a Single or Joint/spousal basis. We will deduct the rider charge on each Contract Anniversary on a pro-rated basis from each Sub-Account.



We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. THE RIDER CHARGE MAY INCREASE IRRESPECTIVE OF WHETHER YOU RECEIVE EITHER A MARKET INCREASE OR A DEFERRAL BONUS. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge.

60

-------------------------------------------------------------------------------


If the rider is terminated, if you elect the conversion option, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Payment Base immediately prior to such termination, conversion or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.



DOES YOUR BENEFIT BASE CHANGE UNDER THE RIDER?



Yes. The benefit bases used to set Threshold Payments or Lifetime Benefit Payments (Payment Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate.



-   PAYMENT BASE



Your initial Payment Base and Anniversary Payment Base are equal to your initial Premium Payment (without deduction of sales charges, if any). Your Payment Base will fluctuate based on Market Increases; Deferral Bonuses, or subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.



IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED IN CONNECTION WITH A CONVERSION OPTION, THE PAYMENT BASE WILL BE BASED ON THE CONTRACT VALUE ON THE DATE THE RIDER IS EFFECTIVE. THIS MAY BE LESS THAN YOUR INITIAL PREMIUM PAYMENT OR CONTRACT VALUE ON ANY DAY PRIOR TO YOUR RIDER EFFECTIVE DATE.



On each Valuation Day other than your Contract Anniversary, the Payment Base will be reset to equal the greater of Contract Value as of that day or the Payment Base as of the prior Valuation Day (this event is referred to as your Market Increase). On your Contract Anniversary, the Payment Base will be reset to equal the greatest of A, B, or C where:



A   =   Payment Base as of the prior Valuation Day
B   =   Contract Value (minus any Premium Based Charge, if applicable)
C   =   Anniversary Payment Base as of the prior Valuation Day plus any applicable Deferral Bonus during the Deferral Bonus Period.




Your Anniversary Payment Base may be reset each Contract Anniversary to equal the greater of the Payment Base or the Anniversary Payment Base as of the prior Valuation Day. We reserve the right to impose a daily Payment Base Cap. We do not currently enforce a daily Payment Base Cap. Your Payment Base and Anniversary Payment Base will not be adjusted to reflect any Market Increases on or after any Owner's or the Covered Life's 90th birthday.



Please refer to Daily Lock Income Benefit Examples 1 and 2 in Appendix A for an illustration of ways that your Payment Base may increase based on a Market Increase or Deferral Bonus.



Subsequent Premium Payments increase your Payment Base by the dollar amount of the Premium Payment. Deposits into the Personal Pension Account do not increase your Payment Base.



Partial Surrenders reduce your Payment Base in different ways depending on whether they are taken before or after your Lifetime Income Eligibility Date and whether they exceed the applicable limit (either the Threshold Payment or an annual Lifetime Benefit Payment).



- PARTIAL SURRENDERS PRIOR TO THE LIFETIME INCOME ELIGIBILITY DATE. If cumulative partial Surrenders taken during any Contract Year are equal to, or less than, the Threshold Payment, then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders are greater than the Threshold Payment, then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold Payment, and (ii) proportionate basis for the amount in excess of the Threshold Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.



- PARTIAL SURRENDERS AFTER THE LIFETIME INCOME ELIGIBILITY DATE. If cumulative partial Surrenders taken during any Contract Year are (i) equal to or less than the Lifetime Benefit Payment, or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD requirements, then the cumulative partial Surrender will not reduce the Payment Base. Any partial Surrenders that exceed the Lifetime Benefit Payment (provided that the RMD exception above does not apply), will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. See Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of this calculation.



Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA, but do not exceed an annual Threshold Payment or Lifetime Benefit Payment, as the case may be, will be free of any applicable CDSC.



Transfers of Contract Value to the Personal Pension Account will also reduce your Payment Base on a dollar-for-dollar basis if they are less than the Transfer Limit and proportionally for any cumulative transfers above the Transfer Limit. The Daily Lock Income

-------------------------------------------------------------------------------


Benefit Transfer Limit will equal your applicable Withdrawal Percentage multiplied by your then current Payment Base. Please see Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of this calculation.



Since the Maximum Anniversary Value V, the Return of Premium V, Maximum Daily Value and Legacy Lock riders each have their own Transfer Limit, which may be a different amount that the Transfer Limit imposed by Daily Lock Income Benefit. If there is a conflict, then the Transfer Limit of Daily Lock Income Benefit prevails. Please refer to Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.



Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this limit will not be included for any benefits under the rider.



Please refer to this rider's section entitled "What happens if you change ownership?" and "Can your Spouse continue your Lifetime Withdrawal Benefit?" for a discussion regarding how your Payment Base can be recalculated following a Covered Life change. Please refer to the section entitled "How is the charge for the rider calculated?" for more information regarding the possible termination of Market Increases, Deferral Bonuses and Withdrawal Percentage increases associated with declining rider charge increases.



DEFERRAL BONUS BASE



If you elect this rider when the Contract is issued, your Deferral Bonus Base is equal to your initial Premium Payment and any subsequent Premium Payments made during your first Contract Year (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Payment Base when a Market Increase occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.



If you elect this rider through a conversion option, your initial Deferral Bonus Base will be set to your Contract Value on the date the rider becomes effective. On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Payment Base. You will not receive a Deferral Bonus if your Market Increase is greater than or equal to your Deferral Bonus Base multiplied by the Deferral Bonus. The Deferral Bonus for Daily Lock Income Benefit is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.



IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED THE DEFERRAL BONUS BASE IS EQUAL TO YOUR CONTRACT VALUE ON THE DATE THE RIDER IS EFFECTIVE. CONTRACT VALUE AND PREMIUM PAYMENTS PRIOR TO THE ELECTION OF THE RIDER (AS WELL AS THOSE VALUES THAT WOULD HAVE BEEN USED TO SET THE DEFERRAL BONUS BASE HAD THIS RIDER BEEN ELECTED UPON CONTRACT ISSUANCE), WILL BE DISREGARDED.



THE DEFERRAL BONUS PERIOD WILL CEASE UPON THE EARLIER OF THE TENTH CONTRACT ANNIVERSARY, WHEN YOU TAKE ANY PARTIAL SURRENDER, OR IF A TRANSFER IS MADE TO THE PERSONAL PENSION ACCOUNT THAT IS IN EXCESS OF THE DAILY LOCK INCOME BENEFIT TRANSFER LIMIT.



During the Deferral Bonus Period, subsequent Premium Payments or transfers from the Personal Pension Account will increase your Deferral Bonus Base by the dollar amount of the Premium Payment or transfer.



Transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are equal to or less than the Transfer Limit will reduce your Deferral Bonus Base on a dollar-for-dollar basis. Cumulative transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are greater than the rider Transfer Limit will cause the Deferral Bonus Period to end and the Deferral Bonus Base will permanently be set to zero. Transfers or Surrenders due to a divorce settlement will end the Deferral Bonus Period and the Deferral Bonus Base will be set to zero.



Please refer to Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Payment Base and when a transfer ends the Deferral Bonus Period.



Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above this limit will not be included for any benefits under the rider.



Please refer to the section entitled "What happens if you change ownership?" and "Can your Spouse continue your Lifetime Withdrawal Benefit?" for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.



IS THE RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?



YES. HOWEVER, WITHDRAWALS TAKEN PRIOR TO THE LIFETIME INCOME ELIGIBILITY DATE (THRESHOLD PAYMENTS) ARE NOT GUARANTEED TO BE AVAILABLE THROUGHOUT YOUR LIFETIME. SUCH WITHDRAWALS WILL REDUCE (AND MAY EVEN ELIMINATE) THE PAYMENT BASE OTHERWISE AVAILABLE TO ESTABLISH LIFETIME BENEFITS.



Threshold Payments or Lifetime Benefit Payments are calculated by multiplying your Payment Base by the applicable Withdrawal Percentage. The Withdrawal Percentage varies based on the age of the relevant Covered Life and whether or not you've taken your first partial Surrender.

62

-------------------------------------------------------------------------------


Prior to your first Partial Surrender, your Lifetime Benefit Payment is set daily and is equal to your applicable Withdrawal Percentage multiplied by your then current Payment Base. Thereafter, your Lifetime Benefit Payment may reset on any of the following events:



a)  Contract Anniversary;



b) Market Increase on or after a birthday when the Covered Life has attained an age that results in a new age band;



c)  A subsequent Premium Payment;



d)  A Transfer to or from the Personal Pension Account;



e)  A partial Surrender that exceeds the Lifetime Benefit Payment; or



f)   A change in the Annuitant or Spousal Continuation.



The applicable Withdrawal Percentages are as follows:



                           WITHDRAWAL
        AGE BANDS          PERCENTAGE
-------------------------------------
 [LESS THAN]59 1/2 - 64       4.0%
         65 - 84              5.0%
           85+                6.0%



- Except as provided below, the Withdrawal Percentage will be based on the chronological age of the relevant Covered Life at the time of the first partial Surrender. If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Withdrawal Percentage age band; or



- If a partial Surrender HAS been taken, the Withdrawal Percentage will be locked at the time of the partial Surrender. Once the relevant Covered Life enters the new age band, the Withdrawal Percentage will unlock at the next Contract Anniversary only if there is a Market Increase. In the event that there is a Deferral Bonus credited and not a Market Increase, the Withdrawal Percentage will remain locked.



IS THE RIDER DESIGNED TO PAY YOU DEATH BENEFITS?



No.



DOES THE RIDER REPLACE THE STANDARD DEATH BENEFIT?



No.



CAN YOU REVOKE THE RIDER?



No.



WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THE RIDER?



Please refer to "Does your benefit base change under the rider?" for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Payment Base, Deferral Bonus Base and any future Threshold Payments or Lifetime Benefit Payments.



If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount rule (as defined in your Contract) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below this minimum amount rule, we will no longer accept subsequent Premium Payments. You may then either make a full Surrender and terminate your Contract and your rider, or you may continue the Contract provided the following:



- You must Transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days. Failure to do so will be deemed as your acquiescence to our exercising reserved contractual rights to reallocate these sums to the money market Sub-Account;



-   Threshold Payments will cease;



-   Lifetime Benefit Payments will continue;



-   Market Increases and Deferral Bonuses, if applicable, will no longer apply;



- All other privileges under the rider will terminate and you will no longer be charged a rider fee or Annual Maintenance Fee; and



If any amount greater than a Lifetime Benefit Payment is requested, the Contract will be liquidated and the rider will terminate.

-------------------------------------------------------------------------------


WHAT HAPPENS IF YOU CHANGE OWNERSHIP?



Inasmuch as the rider is affected only in changes to the Annuitant, only those changes are discussed below. Generally, the Annuitant cannot be changed.



If you have elected the Single Life Option, the following provisions apply:



If the Contingent Annuitant assumes the role of the Annuitant upon the Annuitant's death, or we reserve the right to allow a one-time change in the Annuitant due to divorce and choose to exercise this right, the following rules apply:



    1. If the age of the Annuitant on the effective Valuation Day of the Annuitant change is greater than 81, we will terminate this rider. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.



    2. If the age of the Annuitant on the effective Valuation Day of the Annuitant change is less than or equal 81, the following options apply:



       a) Annuitant changes within the first six months from the rider effective date will have no impact on the Payment Base, the Anniversary Payment Base or the Deferral Bonus Base. The Lifetime Benefit Payment, Threshold Payment, if applicable, Withdrawal Percentage, and Transfer Limit will be recalculated using the Annuitant's age on the effective Valuation Day of the Annuitant change.



       b) Annuitant changes after the first six months from the rider effective date will cause a recalculation of the rider benefits as follows:



              (i) If this rider is not currently available for sale, we will terminate this rider. The Rider Charge will be assessed on the termination date, and will no longer be assessed thereafter.



              (ii) If this rider is currently available for sale, we will continue the rider at the Rider Charge that is then currently being assessed for new issues and reset the benefit values as follows:



           The Payment Base and Anniversary Payment Base will be recalculated to the lesser of the Contract Value or the applicable value on the effective Valuation Day of the Annuitant change.



           The Deferral Bonus Base will be recalculated to the lesser of the Contract Value or the Deferral Bonus Base on the effective Valuation Day of the Annuitant change, if applicable. If the Deferral Bonus Period had ended prior to the Annuitant change, the Deferral Bonus feature will not be reinstated.



           The Lifetime Benefit Payment, Threshold Payment, if applicable; the Transfer Limit, if applicable; and the Withdrawal Percentage will be recalculated on the date of the Annuitant change based on the Annuitant's attained on the effective Valuation Day of the change. The Lifetime Benefit Payment, the Threshold Payment, and Transfer Limit, if applicable, will be equal to the Payment Base as of the effective Valuation Date of the Annuitant Change multiplied by the Withdrawal Percent.



If you have elected the Joint/Spousal Option, the following provisions apply:



You may only name the Annuitant's Spouse as Contingent Annuitant. If the Annuitant's Spouse assumes the role of the Annuitant as the result of being the Contingent Annuitant at the time of the Annuitant's death, the benefits of this rider will continue uninterrupted until the death of the surviving spouse.



We reserve the right to allow a one-time Annuitant changes in the event of a divorce between the Annuitant and the Annuitant's Spouse, provided that no Owner or Annuitant is older than 80. In such case, the following rules apply:



    a) If partial Surrender(s) have not been made, you may remove the former Spouse as an Annuitant, and replace such Spouse with the new Spouse, if applicable. Upon making this change, the Annuitant will be reset as of the date of such change, and there will be no impact to the Payment Base and Deferral Bonus Base. The Withdrawal Percentage will be based on the youngest Covered Life.



    b) If partial Surrender(s) have been made, then you may remove the former Spouse as an Annuitant. Upon making this change, the Annuitant will be reset as of the date of such change, and there will be no impact to the Payment Base and Deferral Bonus Base. The Withdrawal Percentage will be based on the remaining Annuitant. The Lifetime Benefit Payment, the Threshold Payment and the Transfer Limit, if applicable will be recalculated as of the date of the Annuitant change. You will not be permitted to replace the removed spouse with a new spouse. The rider will terminate upon the death of the remaining Covered Life.



The rider charge will not be affected by a change to the Annuitant(s).

64

-------------------------------------------------------------------------------


CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL BENEFIT?



-   SINGLE LIFE OPTION:



If a Covered Life dies and the sole Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Contract and the rider are continued as described below, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for the sale of new Contracts at the time of continuation. The Covered Life will be re-determined on the date of Spousal Contract continuation.



If the new Covered Life is younger than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and Deferral Bonus Base will be set equal to the Contract Value, the Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. The Deferral Bonus Period will not be reset but will continue, if applicable, uninterrupted. If the new Covered Life is equal to or older than the maximum rider age at the time of the Spousal Contract continuation, the rider will terminate and the rider charge will no longer be assessed.



If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the rider and the rider charge will no longer be assessed.



-   Joint/Spousal Option:



The rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:



- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;



- The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;



- The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;



- The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit will be recalculated; and



- The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.



The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.



WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?



If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Payment Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum amount rule then in effect.



SINGLE LIFE OPTION:



If you have elected the Single Life Option, you may choose a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the relevant Covered Life determined at the Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two.



If the older Annuitant is age 59 1/2 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59 1/2 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.



If the Annuitant and Joint Annuitant are alive and the older Annuitant is age 59 1/2 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.



JOINT/SPOUSAL OPTION:



If you have elected the Joint/Spousal Option and both Spouses are alive, you may choose a Joint and Last Survivor Life Annuity (Annuity Payout Option Four). If only one Spouse is alive, we will issue a Life Annuity (Annuity Payout Option
One). The lifetime portion

-------------------------------------------------------------------------------


will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. If only one Spouse is alive, we will issue a Life Annuity (Option One) based on the surviving relevant Covered Life.



If the younger Annuitant is alive and age 59 1/2 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59 1/2 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.



If the Annuitant is alive and the younger Annuitant is age 59 1/2 or older, you will receive payments in a fixed dollar amount until the death of the last surviving Annuitant.



ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?



Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D. These models rebalance monthly.



We may prospectively modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while this rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. We will give you advance notice of these changes. These reservations will not be applied with respect to then existing investments. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 4(a) for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.



Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of the rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of the rider shall prevail.



If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or change ownership. Upon reinstatement, your Guaranteed Accumulation Benefit will be reset at the lower of the Guaranteed Accumulation Benefit prior to the termination or Contract Value as of the date of reinstatement.



Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. The Personal Protection Portfolios and particularly, the requirement to maintain 50% of your Contract Value in Hartford Portfolio Diversifier HLS Fund within these models, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions. It may therefore be reasonably assumed, that if equity markets perform well while you have the rider, aggregate positive performance results associated the Personal Protection Portfolios will be lower than the performance results of the overall market. Conversely, if equity markets perform poorly, you may benefit from, among other things, the potential Contract Value preservation and comparatively lower fees associated the Personal Protection Portfolios.



Hartford Portfolio Diversifier HLS Fund has been designed to provide performance results that generally are negatively correlated to the performance of other Funds within the Personal Protection Portfolios (i.e., the Fund will tend to perform well when those other Funds are performing poorly, but relatively poorly when those other Funds are performing well). In fact, the Fund's investments are based on data about your and other contract holders' allocations to the other Funds within the Personal Protection Portfolios.



We will rebalance your investments within asset allocation models on a monthly basis. For instance, when markets perform poorly, it is anticipated that the value of the Hartford Portfolio Diversifier HLS Fund will increase in relation to other Funds within the Personal Protection Portfolios and thus investments within that Fund will be proportionately reallocated among other Funds within the Personal Protection Portfolios chosen. Likewise, when markets perform well, it is anticipated that the value of the other Funds within the Personal Protection Portfolios will increase in relation to the Hartford Portfolio Diversifier Fund and thus investments within those other Funds will be proportionately reduced and reallocated into the Hartford Portfolio Diversifier Fund.

66

-------------------------------------------------------------------------------


ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?



Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.



CAN WE AGGREGATE CONTRACTS?



Yes. For purposes of determining the Payment Base, Deferral Bonus Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us when you have elected any similar optional withdrawal benefit rider. We will not aggregate Contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit such as Safety Plus with a contract with a guaranteed lifetime withdrawal benefit such as Daily Lock Income Benefit. If we elect to aggregate Contracts, we will reset Lifetime Benefit Payments, partial Surrenders and Transfer Limits across aggregated Contracts. We will also reset the date we set these values to operate on a Calendar Year anniversary basis (i.e., January 1 Contract Anniversary) in lieu of multiple Contract Anniversaries.



OTHER INFORMATION



The rider may not be appropriate for all investors. Several factors, among others, should be considered:



- IF YOU ARE ELECTING THIS RIDER AFTER YOUR CONTRACT HAS BEEN ISSUED IN CONNECTION WITH A CONVERSION OPTION, THE STARTING VALUES FOR ALL BENEFITS WILL BE THE CONTRACT VALUE ON THE RIDER EFFECTIVE DATE AND NOT YOUR INITIAL PREMIUM PAYMENT OR ANY OTHER PRIOR VALUES.



- Your participation in the Personal Protection Portfolio models end when the Daily Lock Income Benefit rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and Hartford Portfolio Diversifier HLS Fund. You may not independently invest in the Hartford Portfolio Diversifier HLS Fund.



- If you also invest in the Personal Pension Account, transfers to the Personal Pension Account in excess of the Transfer Limit will end the Deferral Bonus Period and the Deferral Bonus Base will be zero.



- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.



- The Fixed Accumulation Feature is not available if you have elected Daily Lock Income Benefit.



- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate this benefit.



- Even though the rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of the rider or if you commence taking Threshold Payments prior to your Lifetime Income Eligibility Date. Withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.



-   We may withdraw the rider for new Contract sales at any time.



- When the Single Life Option is chosen, Spouses may find continuation of the rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in the optional rider is dependent upon its availability at the time of death of the first Covered Life.



- Annuity payout options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.



- The fee for rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.



- WE DO NOT AUTOMATICALLY INCREASE PAYMENTS UNDER THE AUTOMATIC INCOME PROGRAM IF YOUR LIFETIME BENEFIT PAYMENT INCREASES. IF YOU ARE ENROLLED IN OUR AUTOMATIC INCOME PROGRAM TO MAKE LIFETIME BENEFIT PAYMENTS AND YOUR ELIGIBLE LIFETIME BENEFIT PAYMENT INCREASES, YOU NEED TO REQUEST AN INCREASE IN YOUR AUTOMATIC INCOME PROGRAM. WE WILL NOT INDIVIDUALLY NOTIFY YOU OF THIS PRIVILEGE.



- We will share data regarding your Contract with our affiliates or designees to help us manage our guarantee obligations under this rider.



- The purchase of these riders may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits

-------------------------------------------------------------------------------


  permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.



- Daily Lock Income Benefit is referred to as Guaranteed Minimum Withdrawal Benefit Plus Rider M in your Contract.



C. PERSONAL PENSION ACCOUNT


INTERESTS IN THE PERSONAL PENSION ACCOUNT ARE NOT REGISTERED UNDER THE 1933 ACT AND THE PERSONAL PENSION ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE PERSONAL PENSION ACCOUNT NOR ANY OF ITS INTERESTS ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURES REGARDING THE PERSONAL PENSION ACCOUNT. THE FOLLOWING DISCLOSURE ABOUT THE PERSONAL PENSION ACCOUNT IS SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURES. THE PERSONAL PENSION ACCOUNT IS CURRENTLY AVAILABLE TO IRA, ROTH IRA, SEP AND NON-QUALIFIED PLAN TYPES. THE PERSONAL PENSION ACCOUNT MAY NOT BE AVAILABLE TO ALL TYPES OF OWNERSHIP ARRANGEMENTS, OR IN ALL STATES.

OBJECTIVE

The objective of the rider is to provide a fixed rate of growth on investments and longevity protection through the certainty of predetermined lifetime payouts during the Guarantee Window and a death benefit. Withdrawals from the Personal Pension Account may be subject to commutation, please see below.

HOW DOES THE RIDER HELP ACHIEVE THIS GOAL?

The Personal Pension Account bears some similarities to a Fixed Accumulation Feature where you may also receive a fixed interest rate investment return. In this regard, the Personal Pension Account is an alternative to the uncertainty of investing in Funds when your return depends on the investment performance of the Funds you select. However, the Personal Pension Account operates very differently than the Fixed Accumulation Feature. The Fixed Accumulation Feature is designed to serve as a conventional accumulation-oriented investment; you put money in to build up your investment, and you can then withdraw money to meet financial needs as they arise. You can also transfer some or all of your investment to the Funds or the Personal Pension Account, and your beneficiaries receive a Death Benefit if you die. The Personal Pension Account is designed to serve a different purpose; it has features and guarantees that you can use to design your own personal pension plan to provide guaranteed life-long income payouts without having to use Funds or Fixed Accumulation Feature for that purpose. You will know at the time of each Personal Pension Account Contribution what you can expect in terms of guaranteed Payout Purchase Rates (provided that Personal Pension Account Payouts are commenced during your Guarantee Window). Crediting rates (which reduce over time bands) are also available at or prior to each Personal Pension Account Contribution. While you can also use the Fixed Accumulation Feature to take systematic withdrawals or Annuity Payouts, the amount of those income payments is not guaranteed in advance.

Why would you invest in the Fixed Accumulation Feature if the Personal Pension Account rider gives you guaranteed Payout Purchase Rates and more flexibility structuring payouts? In order to give you the guarantees and income payment flexibility, we had to place significant restrictions on how much you can transfer out of the Personal Pension Account in any year as well as on your ability to receive lump sum payments. Instead of SURRENDERING part or all of the amounts you have built up in the Personal Pension Account, you can get a lump sum payment only by specifying some or all of the payouts you are receiving, and then COMMUTING them into a lump sum. When you commute your Personal Pension Account, you may end up getting less than you would have if you invested in the Fixed Accumulation Feature or Funds. This is the tradeoff you have to accept in return for getting the additional flexibility and guarantees that let you design your own personal pension plan.

The Personal Pension Account also bears many similarities to guaranteed minimum withdrawal benefits such as Future5 and Future6. Generally speaking, however, the Personal Pension Account may better satisfy a long-term investor's need for the present certainty of future lifetime payouts (subject to limitations) than is otherwise available to those electing a guaranteed minimum withdrawal benefit.

WHEN CAN YOU ELECT THE RIDER?

You may elect to invest in the rider at any time. Except as noted below (see Other Considerations below), the minimum initial Personal Pension Account Contribution is $10,000 and failure to maintain a minimum Accumulation Balance of $5,000 will result in premature commencement of Personal Pension Account Payouts. Subsequent Premium Payments can be made into Funds and/or the Fixed Accumulation Feature before or after Personal Pension Account Payouts have begun (if received before your Annuity Commencement Date).

We may close the Personal Pension Account to new Personal Pension Account Contributions at any time without notice. We may also make the Personal Pension Account available only through enrollment in one or more investment Programs that we establish.

DOES BUYING THE RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

No.

68

-------------------------------------------------------------------------------

HOW IS THE CHARGE FOR THE RIDER CALCULATED?

We do not charge a separate rider fee for the Personal Pension Account. Our expenses associated with offering this rider are factored into Credited Interest Rates and Payout Purchase Rates.

DOES YOUR BENEFIT BASE CHANGE UNDER THE RIDER?

Yes. You invest in the Personal Pension Account through Personal Pension Account Contributions. Your first Personal Pension Account Contribution becomes your initial Benefit Balance. The Benefit Balance will be increased by the amount of each subsequent Personal Pension Account Contribution, transfers into the Personal Pension Account from the Fixed Accumulation Feature and Funds, and, credited interest. Unlike the Fixed Accumulation Feature, the Benefit Balance is not indicative of what you would receive as a lump sum.

Prior to the start of Personal Pension Account Payouts, the Accumulation Balance equals your Benefit Balance. Once you start taking Personal Pension Account Payouts, your Benefit Balance is divided into an Accumulation Balance and Annuity Payout Value. Annuity Payout Value refers to the sums used to fund your Personal Pension Account Payouts and anything remaining is referred to as your Accumulation Balance. Because you may convert all or any portion of your Accumulation Balance into Personal Pension Account Payouts at different times, you may have more than one Annuity Payout Value.

We will credit interest to your Accumulation Balance at a minimum rate of 1.5% for so long as you have an investment in the Personal Pension Account. We may apply a Credited Interest Rate that is higher than this minimum interest rate. Different Credited Interest Rates may apply during the course of your investment in the Personal Pension Account. Credited Interest Rates may also vary based on contract variation, Annuity Payout Option, and your gender.

We may prospectively set new Credited Interest Rates and time periods over which such Credited Interest Rate(s) shall apply to new Personal Pension Account Contributions. This means that portions of your Accumulation Balance may earn interest at different Credited Interest Rates. See Personal Pension Account Examples 1, 2 and 4 in Appendix A for an illustration of how different Credited Interest Rates may apply during the term of your Contract.

We will confirm your Credited Interest Rate schedule with each Personal Pension Account Contribution. There is no specific formula for determining Credited Interest Rates and no assurances are offered as to future Credited Interest Rates and their applicability to your Contract. Some of the factors that we may consider in determining Credited Interest Rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match these or our general liabilities and anticipated yields on our General Account investments, regulatory and tax requirements, mortality risks, and competitive factors. We expect to make a profit in setting Credited Interest Rates.

We will account for any Personal Pension Account Contributions, Personal Pension Account Payouts, interest, and deductions separately and on a first-in, first-out basis for the purposes of determining which Credited Interest Rates are associated with each Personal Pension Account Contribution.

IS THE RIDER DESIGNED TO PAY YOU WITHDRAWALS FOR YOUR LIFETIME?

Yes. You may tell us to start paying you Annuity Payouts called Personal Pension Account Payouts at any time or at different times until your Annuity Commencement Date. There is a thirty day waiting period for your first Personal Pension Account Payout following each Personal Pension Account Start Date.

Your ability to receive lump sum payments from the Personal Pension Account is limited. You do not withdraw any part of your Benefit Balance in the same way that you can Surrender your Contract Value from Funds or the Fixed Accumulation Feature. Rather, you must convert Accumulation Balance into an Annuity Payout Value that is then used to set your Personal Pension Account Payouts. In contrast, you may Surrender any or all of your Contract Value without affecting your Annuity Payout Value and may commute any or all of your Annuity Payout Value without affecting your Contract Value. You may terminate your Contract by
(a) fully Surrendering all of your Contract Value in the Funds and Fixed Accumulation Feature; and (b) commuting your Annuity Payout Value in your Personal Pension Account thereby giving up your right to future Personal Pension Account Payouts. This may subject your Annuity Payout Value to a CDSC, if applicable, if the amount commuted is in excess of your AWA. Please see CDSC Example 6 in Appendix A-7 for an illustration of how the CDSC is calculated for commutation. The amount ultimately received as a consequence of your investment in the Personal Pension Account is not predictable because of the uncertainty of factors such as how long you have invested in the Personal Pension Account, Credited Interest Rates in effect at the time of investment, the discount rate used for commutation, and how long you receive lifetime Personal Pension Account Payouts.

We reserve the right to require that you own your Contract for at least six months before you start receiving Personal Pension Account Payouts. For qualified Contracts, we reserve the right to require that you start taking Personal Pension Account Payouts no later than when the Annuitant turns age 70 1/2.

Personal Pension Account Payouts received prior to the Annuity Commencement Date are considered to be partial annuitizations under the Code. You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date.

-------------------------------------------------------------------------------

Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading "When do your Annuity Payouts begin?" in Section 4.d Annuity Payouts.

We will calculate the amount of your Personal Pension Account Payouts by applying the applicable Payout Purchase Rate to your Accumulation Balance. We will provide you with guaranteed Payout Purchase Rates corresponding with your Guarantee Window each time that you make a Personal Pension Account Contribution. Payout Purchase Rates are set at our discretion. Minimum guaranteed Payout Purchase Rates are described in your Contract. Payout Purchase Rates may vary based on Contract share class, gender and the Annuity Payout Option selected. There is no specific formula for determining Payout Purchase Rates and, except as specifically provided below, there is no assurance as to future Payout Purchase Rates. Some of the factors that we may consider in determining Payout Purchase Rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our General Account investments, regulatory and tax requirements, and competitive factors and mortality tables (including age and gender factors). We expect to make a profit in setting Payout Purchase Rates.

When you first make a Personal Pension Account Contribution, you will be required to choose a Target Income Age at which Personal Pension Account Payouts are likely to begin. The Target Income Age cannot exceed twenty years from the oldest Annuitant's age (Single Life Option) or the oldest Spouse (Joint Life Option) at the time of investment or age 80, whichever shall first occur. A single Target Income Age will apply to your Contract irrespective of the number of subsequent Personal Pension Account Contributions you may make in the future. Except as provided under Annuity Payout Options Two and Eight, the Target Income Age cannot be changed.

We will use guaranteed Payout Purchase Rates to calculate Personal Pension Account Payouts if you commence taking Personal Pension Account Payouts during the timeframe that begins three years prior to the Target Income Age and ends three years after the Target Income Age (this seven year period is referred to as the Guarantee Window). IN THE EVENT THAT YOU DO NOT ESTABLISH A TARGET INCOME AGE THAT IS AT LEAST THREE YEARS FROM YOUR CURRENT AGE WHEN YOU MAKE YOUR FIRST PERSONAL PENSION ACCOUNT CONTRIBUTION, WE WILL AUTOMATICALLY RESET YOUR TARGET INCOME AGE TO SUCH DATE AND ADJUST YOUR GUARANTEE WINDOW ACCORDINGLY, SUBJECT TO THE MAXIMUM TARGET INCOME AGE LIMITATIONS STATED ABOVE. If you elect Annuity Payout Option Eight, we will establish Payout Purchase Rates by deducting the age of the youngest Annuitant from the age of the oldest Annuitant as of the date of your initial Personal Pension Account Contribution. This differential in ages (rounded up to a full year) will also be used for establishing Payout Purchase Rates for any subsequent Personal Pension Account Contributions regardless of when during each calendar year they are made.

If you commence taking Personal Pension Account Payouts at any time outside of the Guarantee Window, then we will calculate your Personal Pension Account Payouts using the lower of (x) then current Payout Purchase Rates or (y) the maximum Payout Purchase Rate applicable at the time of each Contribution that corresponds to the actual time deferred; but, in no event will the Payout Purchase Rate be less than (z) the minimum guaranteed payout specified in your Contract. THE AMOUNT OF THESE PERSONAL PENSION ACCOUNT PAYOUTS TAKEN OUTSIDE OF YOUR GUARANTEE WINDOW ARE NOT GUARANTEED. The existence of guaranteed Payout Purchase Rates, among other things, distinguishes the Personal Pension Account from the way we treat annuitization of your Contract Value and investments in the Fixed Accumulation Feature at the end of the accumulation phase of your Contract. See Personal Pension Account Examples 1 and 4 in Appendix A for an illustration of Personal Pension Account Payouts during the Guarantee Window.

Personal Pension Account Payouts are not cumulative and may not be advanced, commuted or accelerated, except as explicitly stated in this prospectus. Subject to applicable state insurance law, the Personal Pension Account does not establish a cash Surrender benefit.

Personal Pension Account Payouts will generally terminate upon receipt of due proof of death of the Owner, joint Owner, Annuitant, or Joint Annuitant (if applicable), depending on the Annuity Payout Option then in effect. Please refer to the Annuity Payouts section for more information regarding the cessation of Personal Pension Account Payouts based on the death of an Owner, Annuitant or Joint Annuitant, as applicable, and how these events vary depending upon whether transpiring before or after the Annuity Commencement Date.

IS THIS RIDER DESIGNED TO PAY YOU A DEATH BENEFIT?

Yes. The Personal Pension Account includes a Death Benefit that is initially equal to your Benefit Balance. Your Personal Pension Account Death Benefit increases as a result of additional Personal Pension Account Contributions, transfers into the Personal Pension Account, and credited interest. YOUR PERSONAL PENSION ACCOUNT DEATH BENEFIT DECREASES AS YOU TAKE PERSONAL PENSION ACCOUNT PAYOUTS. YOUR PERSONAL PENSION ACCOUNT DEATH BENEFIT ALSO DECREASES UPON COMMUTATION OF YOUR ANNUITY PAYOUT VALUE AND MAY BE ELIMINATED OVER TIME. Benefit Balance transfers to Funds and/or the Fixed Accumulation Feature also decrease your Personal Pension Account Death Benefit but because these amounts are converted into Contract Value, they become part of the standard Death Benefit and/or an optional Death Benefit then in effect. The method of payment of the Death Benefit will be subject

70

-------------------------------------------------------------------------------

to the restrictions described in Section 5.a Standard Death Benefit. Personal Pension Account Death Benefits are not subject to commutation or CDSCs.

DOES THE RIDER REPLACE THE STANDARD DEATH BENEFIT?

No. The Personal Pension Account Death Benefit supplements the Standard Death Benefit or any optional Death Benefit then in effect.

CAN YOU REVOKE THE RIDER?

No.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THE RIDER?

LUMP SUM PAYMENTS - You may commute any or all of your Annuity Payout Value to get a lump sum payment from the Personal Pension Account. You must therefore initiate Personal Pension Account Payouts to commute your Annuity Payout Value.

We compute your Personal Pension Account Commuted Value by first calculating the number of Personal Pension Account Payouts (corresponding to the Annuity Payout Value that you seek to commute) that when added together will equal the amount of your commutation request. We then compute the time period over which each Annuity Payout Value would have otherwise been paid. This time period is called the Guaranteed Payout Duration. We then use a present value formula to compute the lump sum payable to you using the discount rate then in effect. Please see "What is the Commuted Value?" in Section 4.c Surrenders and Personal Pension Account Examples 4a and 4b in Appendix A for more information about how Guaranteed Payout Duration is determined.

Personal Pension Account Payouts based on the remaining, non-commuted portion of your Annuity Payout Value will resume after the Guaranteed Payout Duration based on the same frequency established on your original Personal Pension Account Start Date provided that Personal Pension Account Payouts have not been terminated based on a death event pursuant to the relevant Annuity Payout Option.

YOUR COMMUTED VALUE MAY BE SIGNIFICANTLY LESS THAN YOUR ANNUITY PAYOUT VALUE. This is because your Commuted Value depends on a number of factors, including the interest rates movement since each contribution, how long you have invested in the Personal Pension Account and how long Personal Pension Account Payouts are payable pursuant to the relevant Annuity Payout Option. Please refer to "What kinds of Surrenders are available?" and "What is the Commuted Value?" in
Section 4.c Surrenders as well as Personal Pension Account Example 4 in Appendix A for more information about how commutation works.

TRANSFERS - Each Contract Year, you may transfer a portion of your Accumulation Balance to the Fixed Accumulation Feature or Funds without having to comply with the annuitization and commutation requirements discussed above. All transfer allocations must be in whole numbers (e.g., 1%). The maximum amount of Accumulation Balance that may be transferred is the highest of:

-   4% of your Accumulation Balance as of your prior Contract Anniversary;

- the amount of interest credited to your Accumulation Balance over the most recent full Contract Year; or

- the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.

We reserve the right to: (a) limit the number of transfers from the Personal Pension Account; (b) make you wait six months after your most recent transfer from the Personal Pension Account before moving Contract Value back into the Personal Pension Account; or (c) revoke this transfer privilege at any time. Amounts transferred out of the Personal Pension Account will reduce the Accumulation Balance by the amount transferred. Amounts transferred from the Personal Pension Account to the Fixed Accumulation Feature or Funds become part of your Contract Value. You may also transfer Contract Value from your Funds or Fixed Accumulation Feature into the Personal Pension Account. Such transfers will reduce the amount of any optional Death Benefit, and will result in a re-allocation of the AWA and Remaining Gross Premiums associated with your Contract Value and your Personal Pension Account investments. If you have also elected a guaranteed accumulation or withdrawal benefit, please refer to the section entitled "What effect do partial or full Surrenders have on your benefits under the rider?" within such prospectus sections for more information about the impacts of transfers to and from the Personal Pension Account on such benefits. If applicable, no CDSC will be applied to Accumulation Balance transferred to Funds or the Fixed Accumulation Feature, or vice versa. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date. See Personal Pension Account Example 3 in Appendix A for an illustration of transfers into your Personal Pension Account.

AS A RESULT OF THESE OUT-BOUND TRANSFER RESTRICTIONS, IT MAY TAKE A SIGNIFICANT AMOUNT OF TIME (I.E., SEVERAL YEARS) TO MOVE ACCUMULATION BALANCE TO FUNDS OR THE FIXED ACCUMULATION FEATURE AND THEREFORE THIS MAY NOT PROVIDE AN EFFECTIVE SHORT TERM DEFENSIVE STRATEGY. PLEASE REFER TO EXAMPLE 3 UNDER THE PERSONAL PENSION ACCOUNT EXAMPLES IN APPENDIX A FOR AN ILLUSTRATION OF TRANSFER RESTRICTIONS.

-------------------------------------------------------------------------------

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Except as otherwise provided in the Annuity Payouts section, any successor owner must continue to abide by the Target Income Age and Guarantee Window you establish at the time of your first Personal Pension Account Contribution.

CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL BENEFIT?

Yes. However, you may not make any Personal Pension Account Contributions anytime after your Spouse is removed from your Contract if Annuity Payout Option Eight was elected. Please refer to Annuity Payout Options Two and Eight for further information.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date. Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading "When do your Annuity Payouts begin?" in Section 4.d Annuity Payouts. You may not make any Personal Pension Account Contributions after the Annuity Commencement Date. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. You have no discretion over the management of sums invested in the Personal Pension Account as they are held in our General Account.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT CONTRIBUTIONS?

Yes. Our prior approval may be required for any single or cumulative Personal Pension Account Contribution of $1 million or more. Each subsequent Personal Pension Account Contribution must be at least $1,000.

CAN WE AGGREGATE CONTRACTS?

No.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- Special consideration should be given by Personal Pension Account investors who are under age 40 based on the twenty-year limitation on setting your Target Income Age and the absence of guaranteed Payout Purchase Rates applied if Personal Pension Account Payouts commence outside of your Guarantee Window.

- Because we impose commutation and transfer limitations, please work with your investment professional to ensure that your investments in the Fixed Accumulation Feature and Funds (in addition to other available assets) will be adequate to meet your liquidity and/or RMD (if applicable) needs before investing in the Personal Pension Account.

- Credited Interest Rates available under the Personal Pension Account may be higher or lower than interest rates offered under the Fixed Accumulation Feature.

- You must select either Annuity Payout Option Two or Eight in order to receive Personal Pension Account Payouts. These Annuity Payout Options include restrictions as to who may serve as Annuitant, Joint Annuitant and Beneficiary.

- Anyone considering investing their entire Deposit into the Personal Pension Account should first discuss with their investment professional whether a single premium immediate annuity may offer better Payout Purchase Rates.

- The Personal Pension Account should not be confused with a pension plan under ERISA. Neither we nor any of our affiliates assume any fiduciary duties; as such terms are defined under ERISA laws and regulations. The Personal Pension Account is not a defined benefit plan guaranteed by the Pension Benefit Guaranty Corporation or any federal or state government agency. This feature is not a corporate pension plan issued by us or our affiliates.

7. OPTIONAL ACCUMULATION BENEFIT

SAFETY PLUS

OBJECTIVE

The objective of the rider is to ensure that you receive no less than the Guaranteed Accumulation Benefit of the Safety Plus rider on the rider maturity date and provides enhanced income to the Personal Pension Account at the rider maturity date. Your Guaranteed Accumulation Benefit will initially equal your Premium Payments and will increase by subsequent Premium Payments and any amounts that you transfer from the Personal Pension Account if such Premium Payments and transfers are received before your first rider anniversary.

72

-------------------------------------------------------------------------------

Please consider the following prior to electing this rider:

- The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.

- Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.

THIS RIDER MAY TERMINATE DUE TO ADVERSE (OR CATASTROPHIC) MARKET CONDITIONS WHICH CAUSE A REDUCTION IN CONTRACT VALUE BELOW THE MINIMUM AMOUNT RULE.

HOW DOES THE RIDER HELP ACHIEVE THIS GOAL?

On the tenth Contract Anniversary from the date you buy the rider (the rider maturity date), we will compare your Contract Value with the Guaranteed Accumulation Benefit. If the Guaranteed Accumulation Benefit is greater than your Contract Value, then we will apply a one-time adjustment to your Contract Value equal to the difference between your Contract Value and Guaranteed Accumulation Benefit. This one-time adjustment will be distributed among the various Funds and Fixed Accumulation Feature, if applicable, in which your Contract Value is then allocated, on a pro-rata basis. After this one-time adjustment, the rider will terminate. However, if your Contract Value on the rider maturity date is greater than the Guaranteed Accumulation Benefit, then there will be no adjustment to your Contract Value and the rider will terminate without notice. See Safety Plus Examples 1-2 in Appendix A.

At the rider maturity date, if you elect to transfer Contract Value into the Personal Pension Account, we will apply a one-time increase to the Personal Pension Account maximum guaranteed Payout Purchase Rate. This one-time increase will be an amount up to, but not greater than, the Guaranteed Accumulation Benefit. This increase is referred to as the income enhancer, described below.

WHEN CAN YOU BUY THE RIDER?

You may only buy the rider at the time you buy your Contract. The maximum age of any Contract Owner or Annuitant when buying this rider is 80. You must indentify your Spouse as the Joint Annuitant when electing this rider if electing Annuity Payout Option Eight.

The rider may not be available through all investment professionals and may be subject to additional restrictions set by your investment professional. The rider may not be available in all states. We reserve the right to withdraw the rider or any rider charge structure at any time.

DOES BUYING THE RIDER PRECLUDE YOU FROM BUYING OTHER RIDERS?


Yes, buying this rider precludes you from electing Future5, Future6, or Daily Lock Income Benefit.


HOW IS THE CHARGE FOR THE RIDER CALCULATED?

The fee for the rider is based on your Guaranteed Accumulation Benefit. We will deduct the rider charge on each Contract Anniversary on a pro-rated basis from each Sub-Account until the rider maturity date.

If the rider is revoked or terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on Guaranteed Accumulation Benefit immediately prior to such termination or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.

DOES YOUR BENEFIT BASE CHANGE UNDER THE RIDER?

Yes. Your Guaranteed Accumulation Benefit is the basis upon which we determine our guarantee obligation on the rider maturity date. Your starting Guaranteed Accumulation Benefit will equal your initial Premium Payment (without deduction for sales charges, if any). Your Guaranteed Accumulation Benefit will increase, on a dollar-for-dollar basis, to reflect subsequent Premium Payments and any amounts that you transfer from the Personal Pension Account only if such Premium Payments and transfer are received before your first rider anniversary. Please refer to Safety Plus Examples 1-2 in Appendix A.

Surrenders will reduce your Guaranteed Accumulation Benefit on a proportionate basis. If your Contract Value is less than your Guaranteed Accumulation Benefit, reductions on a proportionate basis may be greater than if taken on a dollar-for-dollar basis. See Safety Plus Examples 3 and 4 in Appendix A for an illustration of this calculation.

Transfers into the Personal Pension Account that are equal to or less than the Transfer Limit will reduce your Guaranteed Accumulation Benefit on a dollar-for-dollar basis. Transfers in excess the Transfer Limit in any Contract Year will then reduce your Guaranteed Accumulation Benefit on a proportionate basis. Please refer to Safety Plus Examples 2; 3 and 4 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.

You may not carry over unused transfer sums from one Contract Year to another. Your Transfer Limit may change on each Contract Anniversary and whenever you make subsequent Premium Payments, make Surrenders, transfer sums from the Personal Pension Account or make an change in the Owners of the Contract. Optional Death Benefit riders each have their own Transfer Limit, which may be a different amount than the Transfer Limit imposed by Safety Plus. In the event of a conflict, the Transfer Limit of Safety Plus prevails. The Safety Plus Transfer Limit is equal to 5% of the Guaranteed Accumulation Benefit at each Contract Anniversary.

-------------------------------------------------------------------------------

Your Guaranteed Accumulation Benefit can never be less than $0 or more than $5 million. Any activities that would otherwise increase your Guaranteed Accumulation Benefit above this limit will not be included for any benefits under the rider.

-   Income Enhancer

At the rider maturity date, if you elect to transfer Contract Value into the Personal Pension Account under this option, we will apply an increase to the Personal Pension Account Maximum Guaranteed Payout Purchase Rate equal to 20% greater than the then current Personal Pension Account Maximum Guaranteed Payout Purchase Rate. The increased Payout Purchase Rate will only be applied to an amount up to, but not greater than, the Guaranteed Accumulation Benefit and must be transferred to the Personal Pension Account after the rider maturity date but prior to the eleventh Contract Anniversary following the rider effective date. This feature with Safety Plus is not available if the Personal Pension Account is not available in your state. Please refer to Safety Plus example 2 in Appendix A.

Transferring Contract Value may proportionately reduce your Death Benefit. Please refer to "What effect do partial or full Surrenders have on your benefits under the rider?" for more information regarding excessive transfers. Please refer to Annuity Payout Option Eight in Section 4.d, for important considerations regarding the configuration of contract ownership roles when selecting a joint and last survivor life Annuity Payout Option for Personal Pension Account Payouts.

IS THE RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

No.

IS THE RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

No.

DOES THE RIDER REPLACE THE STANDARD DEATH BENEFIT?

No.

CAN YOU REVOKE THE RIDER?

Yes. At anytime following the earlier of Spousal Contract continuation or the fifth Contract Anniversary after the rider effective date, you may elect to terminate this rider. The Contract Value will not be adjusted to equal the Guaranteed Accumulation Benefit and the rider will terminate.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THE RIDER?

Please refer to "Does your benefit base change under the rider?" for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Guaranteed Accumulation Benefit.

IF YOUR CONTRACT VALUE ON ANY CONTRACT ANNIVERSARY IS EVER REDUCED BELOW THE MINIMUM AMOUNT RULE AS A RESULT OF INVESTMENT PERFORMANCE, OR IF ON ANY VALUATION DAY A PARTIAL SURRENDER IS TAKEN THAT REDUCES YOUR CONTRACT VALUE BELOW THE MINIMUM AMOUNT RULE, THEN YOUR CONTRACT VALUE WILL BE LIQUIDATED AND THE CONTRACT AND ALL ITS RIDERS, INCLUDING THIS RIDER, SHALL TERMINATE AND NO RIDER BENEFITS SHALL BE PAID.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Any Contract change before the Annuity Commencement Date which causes a change in the ownership will result in the recalculation of the benefits provided under the rider. We reserve the right to approve any ownership changes.

If the age of the oldest Owner(s) after the ownership change is older than the maximum issue age for this rider on the effective Valuation Day of the ownership change, we will terminate the rider.

If the age of the oldest Owner(s) after the ownership change is younger than or equal to the maximum issue age of the rider at the time of the ownership change and the ownership changes occur within the first six months from the Contract issue date, it will not cause a recalculation of the benefits or changes under the rider.

Ownership changes after the first six months from the Contract Issue date will cause a recalculation of the benefits under either (a) or (b):

    (a) If the rider or a similar rider, as we determine, is not currently available for sale we will terminate the rider; or

    (b) If the rider is currently available for sale, we will continue the existing rider at the rider charge that is currently being assessed for new sales of the rider (or the last declared initial, minimum and maximum rider charge, if higher). The Guaranteed Accumulation Benefit will be recalculated to equal the lesser of the Contract Value or the then current Guaranteed Accumulation Benefit, on the effective Valuation Day of the ownership change. The rider maturity date will not change.

74

-------------------------------------------------------------------------------

CAN YOUR SPOUSE CONTINUE YOUR RIDER?

Yes. The following are the effects of an ownership change if your Spouse continues the Contract under the Spouse Beneficiary provision of the Contract, if applicable:

If your Spouse is younger than or equal to the maximum issue age for the rider at the time of the continuation, then either (a) or (b) will apply as follows:

    a) If the rider is not currently available for sale or a similar rider, as we determine, we will terminate this rider; or

    b) If the rider is currently available for sale, we will continue the rider at the rider charge that is then currently being assessed for new sales of the rider (or the last declared initial, minimum and maximum rider charge, if higher). The Guaranteed Accumulation Benefit will not change. The rider maturity date will not change.

If your Spouse is older than the maximum issue age for the rider on the effective Valuation Day of the Spousal Contract continuation, we will terminate the rider.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract before the rider maturity date, you will forfeit all of your rights under the rider and will not receive the Guaranteed Accumulation Benefit.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D. These models rebalance monthly.

We may prospectively modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while this rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. We will give you advance notice of these changes. These reservations will not be applied with respect to then existing investments. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 4(a) for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of the rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of the rider shall prevail.

If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or change ownership. Upon reinstatement, your Guaranteed Accumulation Benefit will be reset at the lower of the Guaranteed Accumulation Benefit prior to the termination or Contract Value as of the date of reinstatement.

Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provides very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.

The Personal Protection Portfolios and particularly, the requirement to maintain 50% of your Contract Value in Hartford Portfolio Diversifier HLS Fund within these models, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions. It may therefore be reasonably assumed, that if equity markets perform well while you have the rider, aggregate positive performance results associated the Personal Protection Portfolios will be lower than the performance results of the overall market. Conversely, if equity markets perform poorly, you may benefit from, among other things, the potential Contract Value preservation and comparatively lower fees associated the Personal Protection Portfolios.

Hartford Portfolio Diversifier HLS Fund has been designed to provide performance results that generally are negatively correlated to the performance of other Funds within the Personal Protection Portfolios (i.e., the Fund will tend to perform well when those other

-------------------------------------------------------------------------------

Funds are performing poorly, but relatively poorly when those other Funds are performing well). In fact, the Fund's investments are based on data about your and other contract holders' allocations to the other Funds within the Personal Protection Portfolios.

We will rebalance your investments within asset allocation models on a monthly basis. For instance, when markets perform poorly, it is anticipated that the value of the Hartford Portfolio Diversifier HLS Fund will increase in relation to other Funds within the Personal Protection Portfolios and thus investments within that Fund will be proportionately reallocated among other Funds within the Personal Protection Portfolios chosen. Likewise, when markets perform well, it is anticipated that the value of the other Funds within the Personal Protection Portfolios will increase in relation to the Hartford Portfolio Diversifier Fund and thus investments within those other Funds will be proportionately reduced and reallocated into the Hartford Portfolio Diversifier Fund.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.

CAN WE AGGREGATE CONTRACTS?


Yes. For purposes of determining the Guaranteed Accumulation Benefit, we reserve the right to treat as one all deferred variable annuity contracts issued by us (or our affiliates) where you have elected any similar optional guaranteed minimum accumulation benefit rider. We will not aggregate contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit (such as Safety Plus) with a Contract with a guaranteed lifetime withdrawal benefit such as Future5, Future6, or Daily Lock Income Benefit.


OTHER INFORMATION

The rider may not be appropriate for all investors. Several factors, among others, should be considered:

- Personal Protection Portfolio models end when the rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and Hartford Portfolio Diversifier HLS Fund. You may not independently invest in the Hartford Portfolio Diversifier HLS Fund.

- The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- ANNUITIZING YOUR CONTRACT, WHETHER VOLUNTARILY OR NOT, WILL IMPACT AND POSSIBLY ELIMINATE THESE BENEFITS.

- We may terminate the rider based on your violation of benefit rules and may otherwise withdraw the rider (or any benefits) for new Contract sales at any time.

- Certain changes in ownership may result in a reduction, recalculation or forfeiture of benefits.

- The fee for the rider will not increase unless there is an ownership change or Spousal Contract Continuation.

- We will share data regarding your Contract with affiliates or designees to help us manage our guarantee obligation under this rider.

- Due to the anticipated impact of these investment restrictions on potential upside performance, it is important that you discuss with your investment professional whether, among other things, a traditional fixed annuity, high grade fixed income securities or a certificate of deposit might better suit your long term needs.

- This rider is not RMD friendly. Electing the rider when using this contract to meet your RMD obligations may have negative consequences inasmuch as your benefits are reduced proportionally for ANY partial Surrender. We are not responsible for violations due to your obligation to comply with RMD obligations.

- The purchase of this rider may not be appropriate for custodial owned contracts, Beneficiary or inherited IRAs or contracts owned by certain types of non-natural entities, including Charitable Trusts.

- Safety Plus is referred to as Guaranteed Minimum Accumulation Benefit Plus Rider in your Contract.

-   The Fixed Accumulation Feature is not available if you have elected Safety
    Plus.

8. ADDITIONAL INFORMATION

A. GLOSSARY

Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:

ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.

76

-------------------------------------------------------------------------------

ACCUMULATION BALANCE: The sum of all Personal Pension Account Contributions increased by credited interest; minus any transfers into any other Account(s) and any conversion into Annuity Payout Value.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert Premium Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate Contract Value prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE: Our overnight mailing address is: The Hartford Wealth Management - Global Annuities, 745 West New Circle Road Building 200, 1st Floor, Lexington, KY 40511. Our standard mailing address is: The Hartford Wealth Management - Global Annuities, PO Box 14293, Lexington, KY 40512-4293


ANNIVERSARY PAYMENT BASE: For Daily Lock Income Benefit, the value on any Contract Anniversary during the Deferral Bonus Period used to determine if a reset to the Payment Base will occur.



ANNUAL MAINTENANCE FEE: An annual charge deducted on a Contract Anniversary or upon full Surrender.


ANNUAL WITHDRAWAL AMOUNT: The amount you may Surrender each Contract Year without incurring a CDSC.


ANNUITANT: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The first day of the first period for which a distribution is received as an Annuity Payout under the Contract, excluding any Personal Pension Account Payout pursuant to the Personal Pension Account.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select. Annuity Payout also refers to Personal Pension Account Payouts.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date, the death of the Contract Owner or Annuitant; or annuitization(s) of Benefit Balance.

ANNUITY PAYOUT VALUE: The portion of your Benefit Balance converted into Personal Pension Account Payouts, as reduced by future Personal Pension Account Payouts.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT FACTOR: A factor that neutralizes the Assumed Investment Return when determining the Annuity Unit Value. When the Assumed Investment Return is 3%, the daily factor is 0.999919. When the Assumed Investment Return is 5%, the daily factor is 0.999866. And when the Assumed Investment Return is 6%, the daily factor is 0.999840.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

ASSUMED INVESTMENT RETURN: The investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts.

BENEFICIARY: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner or Annuitant, as the case may be.

BENEFIT BALANCE: Personal Pension Account Contributions, as adjusted for transfers to or from Contract Value, credited interest and/or annuitization. Benefit Balance includes Annuity Payout Value, if any.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any Annuity Payout due and payable during the Guaranteed Payout Duration. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and the applicable discount rate determined by us for applicable fixed dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender or take money out of your Contract in the form of a commutation of Annuity Payout Value or certain annuity payout options.

-------------------------------------------------------------------------------

Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT OWNER, OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Sub-Account and the Fixed Accumulation Feature.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.


COVERED LIFE: The governing life or lives used for determining the lifetime withdrawal feature under Future5, Future6 and Daily Lock Income Benefit guaranteed minimum withdrawal benefit riders. For Daily Lock Income Benefit, the Covered Life will always be annuitant or Joint Annuitant, if applicable.


CREDITED INTEREST RATE: The interest rates that we agree to credit during different times over the duration of your Contract for the Personal Pension Account.

DEFERRAL BONUS: The amount added to your Payment Base on each Contract Anniversary while the Deferral Bonus Period is in effect if a Market Increase does not occur on such Contract Anniversary.


DEFERRAL BONUS PERIOD: The Deferral Bonus Period commences on the date that either Future5, Future6, or Daily Lock Income Benefit has been added to your Contract and Deferral Bonus Period ends when the first of the following events occur: (a) tenth Contract Anniversary from the date that either Future5, Future6, or Daily Lock Income Benefit has been added to your Contract, (b) the Valuation Day that you take your first partial Surrender (including your first Lifetime Benefit Payment or Threshold Payment); or (c) the Valuation Day that you first transfer any Contract Value to the Personal Pension Account in excess of the applicable Transfer Limit. Once the Deferral Bonus Period ends, it cannot be re-started.



DEATH BENEFIT: Except as otherwise provided, the amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date. Where applicable, your Death Benefit includes the standard or an optional Death Benefit plus the Personal Pension Account Death Benefit.


DEPOSIT: The sum of allPremium Payments and Personal Pension Account Contributions.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers into Funds or the Personal Pension Account.

ELIGIBLE INVESTMENT: The amount we use to assign applicable CDSC and Premium Based Charge amounts. Eligible Investments are the higher of (a) Deposits less any withdrawals; or (b) your last Valuation Day's Total Balance.


ENHANCED RETURN OF PREMIUM: One of two components used to determine the Legacy Lock that provides a Death Benefit amount that will not be reduced by Lifetime Benefit Payments.


FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. Not all classes of Contracts we offer contain a Fixed Accumulation Feature.

FUND: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select Sub-Accounts.

GENERAL ACCOUNT: The General Account includes our Company assets, including any money you may have invested in the Fixed Accumulation Feature, if available, and the Personal Pension Account.

GUARANTEE WINDOW: The seven year time period during which we guarantee Personal Pension Account Payouts. You set your Guarantee Window by selecting your Target Income Age (when you make your first Personal Pension Account Contribution). Your Guarantee Window is three years before and after your Target Income Age.

GUARANTEED ACCUMULATION BENEFIT: The amount used to determined the Safety Plus Transfer Limit, the rider charge and the guaranteed amount payable at the rider maturity date.

GUARANTEED PAYOUT DURATION: The time period (sometimes referred to as a Period Certain) specified in Annuity Payout Options Three, Five and Six; and with respect to Annuity Payout Options Two and Eight, the time period equal to the applicable Annuity Payout Value divided by the corresponding Personal Pension Account Payout.

IN GOOD ORDER: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone, facsimile or through an internet

78

-------------------------------------------------------------------------------

transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information, on the form required by us.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.


LIFETIME BENEFIT PAYMENT: The maximum guaranteed amount that can be withdrawn each year under Future5, Future6 and Daily Lock Income Benefit.


LIFETIME INCOME ELIGIBILITY DATE: The Contract Anniversary following the relevant Covered Life's attaining the age of 59 1/2 or such age we specify within your Contract.


MARKET INCREASES: A potential increase to your Payment Base equal to your then current Contract Value prior to the deduction of rider charges based on market performance subject to the applicable Payment Base Cap, if any.


MAXIMUM ANNIVERSARY VALUE: The highest Contract Value as of each Contract Anniversary prior to the date of death of the oldest Owner or the Annuitant's 81st birthday, whichever first occurs, adjusted for any Premium Payments, or transfers to or from the Personal Pension Account and partial Surrenders occurring after such Contract Anniversary.


MAXIMUM DAILY VALUE: The highest Contract Value as of each Valuation Day prior to the date of death of the oldest Owner or the Annuitant's 81st birthday, whichever first occurs, adjusted for any Premium Payments, or transfers to or from the Personal Pension Account and partial Surrenders.



NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

1933 ACT: The Securities Act of 1933, as amended.

1934 Act: The Securities Exchange Act of 1934, as amended.

1940 ACT: The Investment Company Act of 1940, as amended.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.


PAYMENT BASE: The amount used to determine the Lifetime Benefit Payments, Threshold Payments, Transfer Limit and rider charge under Future5, Future6, or Daily Lock Income Benefit.



PAYMENT BASE CAP: The maximum percentage the Payment Base may be increased due to a Market Increase or a Deferral Bonus under Future6, Future5 or Daily Lock Income Benefit.


PAYOUT PURCHASE RATES: The monthly rates per thousand that we agree to apply upon establishing an Annuity Payout Value.

PERSONAL PENSION ACCOUNT CONTRIBUTIONS: Sums allocated to the Personal Pension Account. Personal Pension Account Contributions may take the form of Deposits or transfers of Contract Value from Sub-Accounts or the Fixed Accumulation Feature (if applicable).

PERSONAL PENSION ACCOUNT PAYOUTS: Regularly scheduled periodic payments of Annuity Payout Value.

PREMIUM OR PREMIUM PAYMENT: Money sent to us to be invested in your Sub-Accounts and your Fixed Accumulation Feature. A Premium Payment does not include Personal Pension Account Contributions. Portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are considered to be Premium Payments that become part of your Contract Value.

REMAINING GROSS PREMIUM: Equals the Premium Payments adjusted by prior partial Surrenders. During the CDSC period, Premium Payments will be adjusted for partial Surrenders in excess of the AWA; after the CDSC period, Premium Payments will be adjusted for all partial Surrenders.


REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and old generally must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must generally begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.


SPOUSE: A person related to a Contract Owner by marriage pursuant to the Code.

SUB-ACCOUNT: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your Sub-Account.

-------------------------------------------------------------------------------

SUB-ACCOUNT VALUE: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract. For the purposes of optional riders only, a Surrender may also include a transfer of Contract Value to Benefit Balance.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding). Surrender Value does not include the Commuted Value of your Personal Pension Account.

TARGET INCOME AGE: The year that commences with the birthday of the oldest Annuitant during which Personal Pension Account Payouts are expected to begin. Target Income Age establishes your Guarantee Window during which a guaranteed Payout Purchase Rate will be applied to your Accumulation Balance.


THRESHOLD PAYMENTS: The amount payable in the form of partial Surrenders under Future5, Future6, or Daily Lock Income Benefit taken prior to the relevant Covered Life's Lifetime Income Eligibility Date.


TOTAL BALANCE: The sum of your Contract Value and Benefit Balance.


TRANSFER LIMIT: The threshold amount that you may partially Surrender or move within the Contract without causing your rider benefits to be reduced on a proportionate basis or terminate your Deferral Bonus Period for the Future5, Future6, or Daily Lock Income Benefit riders. The Transfer Limit varies by rider.


VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The New York Stock Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

WE, US OR OUR: Hartford Life Insurance Company.

WITHDRAWAL PERCENTAGE: The percentage of your Payment Base that you may withdraw each Contract Year in the form of a Lifetime Benefit Payment.

YOU: The Owner including any joint Owner(s). We do not capitalize "you" or "your" in this prospectus.

B. STATE VARIATIONS

The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state's variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.

ALABAMA - The Fixed Accumulation Feature is not available. The DCA Plus Feature is available.

CALIFORNIA - If you are 60 years old or older you must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market Fund for the first thirty-five days your initial Premium Payment is invested. After the thirty-fifth day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the thirty-five days after the initial Premium Payment is invested will also be invested in a money market Fund unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Contract Value from a money market Fund to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Contract Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. SIMPLE IRA owners may not purchase a Contract. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%.

CALIFORNIA, CONNECTICUT, NEW HAMPSHIRE, NEW JERSEY, NEW YORK AND OREGON - A state recognized civil union partner who is the designated Beneficiary may exercise contract continuation privileges if and when the Code is amended to recognize such Spouses as meeting federal tax distribution requirements (under current tax law, a Spouse is limited to married people of the opposite sex).

CONNECTICUT, FLORIDA, ILLINOIS, NEW JERSEY AND TEXAS - The limit on Living Benefits and Death Benefits imposed when contracts are aggregated does not apply.

80

-------------------------------------------------------------------------------

CONNECTICUT AND NEW JERSEY - Our approval is required for any subsequent Contribution or transfer resulting in cumulative Contribu-tions and transfers into the Personal Pension Account exceeding $50,000.

FLORIDA - If you are age 65 or older on the contract issue date, CDSCs will be capped at 10% of the amount withdrawn. The cap does not apply to accredited investors.

MASSACHUSETTS - We will accept subsequent Premium Payments only until the Annuitant's 63rd birthday or the third Contract Anniversary, whichever is later. The Nursing Home Waiver is not available.

MINNESOTA - The CDSC are 7.5%, 7%, 6.5%, 6%, 5%,4%, 3%, 0%.

NEW JERSEY - The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The Nursing Home Waiver is not available.

NEW YORK - The Personal Pension Account is are not available. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The Nursing Home Waiver is not available. The assignment restrictions on the living benefits and Death Benefits do not apply.

OKLAHOMA - The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%.

PENNSYLVANIA - The Nursing Home Waiver minimum confinement period is changed from 180 days to ninety days. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available.

TEXAS - The assignment restrictions on the living benefits and death benefits do not apply. SIMPLE IRA owners may not purchase a Contract. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%.

WASHINGTON - In any year when no Premium Payment is paid into the Fixed Accumulation Feature, any pro-rata portion of the fee taken from the Fixed Accumulation Feature will be limited to interest earned in excess of the 3% for that year. The Target Income Age is subject to limitations based on the Annuitant's age as of the date of the first Contribution

C. MISCELLANEOUS

OWNERSHIP CHANGES - We reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

ASSIGNMENT - A non-qualified Contract may be assigned subject to the ownership change restrictions above. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.

SPECULATIVE INVESTING - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. By purchasing this Contract you represent and warrant that you are not using this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

CONTRACT MODIFICATION - We may unilaterally modify the Contract to reflect, among other things, changes in applicable tax law or interpretations of tax law, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined. Any modifications to the Contract will be filed with each state in which the Contract is for sale. Contract changes will be communicated to Owners through regular mail as an endorsement to their Contract.

MEDICAID BENEFITS - Medicaid estate planning may be important to people who are concerned about long term care costs. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits. Ownership interests or Beneficiary status under this variable annuity could render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and Beneficiary status of your Contract. This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.

-------------------------------------------------------------------------------

D. LEGAL PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows in particular quarterly or annual periods.

E. HOW CONTRACTS ARE SOLD

We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. (HSD) under which HSD serves as the principal underwriter for the Contracts, which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours. Hartford Life Distributors, LLC, a subsidiary of Hartford Life Insurance Company, provides marketing support for us. Woodbury Financial Services, Inc. is another affiliated broker-dealer that sells this Contract.

HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (Financial Intermediaries) for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2010. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are investment professional of Financial Intermediaries.

Contracts may be sold directly to the following individuals free of any commission: 1) our current or retired officers, directors, trustees and employees (and their families) and our corporate parent, affiliates and subsidiaries; and 2) employees and investment professional of Financial Intermediaries. If applicable, we will credit the Contract with a credit of 5.0% of the initial Deposit and each subsequent Deposit, if any. This additional percentage of Deposit in no way affects current or future charges, rights, benefits or account values of other Owners.

This prospectus does not constitute personalized investment or financial planning advice or a recommendation to purchase this or any other variable annuity. We reserve the right to modify, suspend, or terminate these privileges at any time.

We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under Commissions). Certain selected Financial Intermediaries also receive additional compensation (described below under Additional Payments). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Deposits or Total Balance.

-   COMMISSIONS

Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7.5% of each Deposit. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1% of your Total Balance. We pay no additional commissions with respect to assets moved from the Personal Pension Account to Sub-Accounts or the Fixed Accumulation Feature. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to Owners over age 80.

Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional's compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.

Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

82

-------------------------------------------------------------------------------

-   ADDITIONAL PAYMENTS

Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit.

ADDITIONAL
PAYMENT TYPE               WHAT IT'S USED FOR
-------------------------------------------------------------------------------------------------------------------------------
Access                     Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment      Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing                  Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense          Pay Fund related parties for wholesaler support, training and marketing activities for certain
Allowances                 Funds.
Support                    Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services
                           (including sub-accounting sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements).
Training                   Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility                 Inclusion of our products on a Financial Intermediary's preferred list; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
Volume                     Pay for the overall volume of their sales or the amount of money investing in our products.

As of December 31, 2010, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities: AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Allen & Company of Florida, Inc., AMTrust Investment Svcs Inc., Bancwest Investment Services, Inc., BBVA Compass Inv. Solutions, Inc., Cadaret, Grant & Co., Inc., Cambridge Investment Research Inc., Capital Analyst Inc., Centaurus Financial, Inc., CCO Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Cuna Brokerage Services, Inc., Cuso Financial Services, LLP, Edward D. Jones & Co., LLP, Fifth Third Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage Inc., Frost Brokerage Services, Inc., Great American Advisors, Inc., H. Beck, Inc., H.D. Vest Investment Services, Harbour Investments, Inc., Heim, Young & Associates, Inc., Huntington Investment Company, Infinex Investment, Inc., ING Advisors Network, (Financial Network Investment Corp., ING Financial Partners, Multi-Financial Securities Corp., Primevest Financial Services, Inc.,), Investacorp, Inc., Investment Professionals, Inc., Investors Capital Corp., J.J.B. Hilliard, W.L. Lyons LLC, Janney Montgomery Scott, Inc., Key Investment Services, Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corporation, M&T Securities, Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services Inc., Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, RBC Capital Markets., Robert
W. Baird & Co. Inc., Rogan & Associates, Securities America, Inc., Sigma Financial Corporation, Sorrento Pacific Financial LLC, Summit Brokerage Services Inc., Sun Trust Investment Services, TFS Securities, Inc., The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc., Transamerica Financial Advisors, Triad Advisors, Inc., U.S. Bancorp Investments, Inc., Unionbanc Investment Services, UBS Financial Services, Inc., Uvest Financial Services Group Inc., Vanderbilt Securities, LLC, Wells Fargo Advisors LLC (various divisions), Wells Fargo Investments LLC, Woodbury Financial Services, Inc. (an affiliate of ours).

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.

As of December 31, 2010, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management

-------------------------------------------------------------------------------

Company, Franklin Templeton Services, LLC, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

For the fiscal year ended December 31, 2010, Additional Payments did not in the aggregate exceed approximately $36 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.05% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $0.9 million or approximately 0.25% of the Premium Payments invested in a particular Fund during this period. Financial Intermediaries that received Additional Payments in 2008, but do not have an ongoing contractual relationship, are listed in the Statement of Additional Information.

Financial Intermediaries that received Additional Payments in 2010, but do not have an ongoing contractual relationship, are listed in the Statement of Additional Information.

9. FEDERAL TAX CONSIDERATIONS

A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.

84

-------------------------------------------------------------------------------

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

C. TAXATION OF ANNUITIES - GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

    1.   NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Owner is generally required to currently include in gross income for each taxable year the excess of (a) the sum of the net surrender value of the contract as of the end of the taxable year plus all distributions under the contract received during the taxable year or any prior taxable year, over (b) the sum of the amount of net premiums under the contract for the taxable year and prior taxable years and amounts includible in gross income for prior taxable years with respect to such contract under Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

    2.   OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

-------------------------------------------------------------------------------

       a.   AMOUNTS RECEIVED AS AN ANNUITY

Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start ("amounts received as an annuity") are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable "investment in the contract" to the total amount of the payments to be made after the start of the payments (the "exclusion ratio") under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract." The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".

iii. Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

      We believe that Personal Pension Account Payouts are partial annuitizations of the Contract, and that an equitable allocation of the investment in the contract would be in proportion to the estimated fair market values of the portions of the Contract.

iv. When annuitization of the Personal Pension Account has occurred, your Benefit Balance will be calculated by using an actuarial present value formula.

       b.  AMOUNTS NOT RECEIVED AS AN ANNUITY

i. To the extent that the "cash value" of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

ii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract," and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

86

-------------------------------------------------------------------------------

vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

       c.   AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

       d. 10% PENALTY TAX - APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The 10% penalty tax will not apply to the following distributions:

       1. Distributions made on or after the date the taxpayer has attained the age of 59 1/2.

       2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

       3.   Distributions attributable to a taxpayer becoming disabled.

       4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).

       5. Distributions made under certain annuities issued in connection with structured settlement agreements.

       6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

       7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

       e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

-------------------------------------------------------------------------------

       f.   REQUIRED DISTRIBUTIONS

i.   Death of Contract Owner or Primary Annuitant

      Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

       1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

       2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

       3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

      If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

iii.  Spouse Beneficiary

      If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.  Civil Union or Domestic Partner

      Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner pursuant to a civil union or domestic partnership recognized under state law, then such designated beneficiary's right to continue the Contract as the succeeding Contract Owner will be contingent, among other things, upon the treatment of such designated beneficiary as the spouse of the Contract Owner under Code
      Section 72(s) (or any successor provision). Currently, Federal tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, such designated beneficiary who is not recognized as a "spouse" under Federal tax law will not be able to continue the Contract and the entire interest in the Contract must be distributed within five years of the Contract Owner's death or under the Alternative Election.

       g.   ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

       h.  PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering (1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Notice 2003-51 was superseded by Revenue Procedure 2008-24, effective for partial exchanges completed on or after June 30, 2008. Partial exchanges completed on or after this date will qualify for tax free treatment if: (1) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in the exchange (the date of transfer); or (2) the taxpayer demonstrates that certain conditions (e.g., death, disability, reaching age 59 1/2, divorce, loss of employment) occurred between the date of transfer and the date of the withdrawal or surrender. A transfer within the scope of the revenue procedure, but not treated as a tax-free exchange, will be treated as a taxable distribution, followed by a payment for a second contract. Two annuity contracts that are the subject of a tax-free exchange pursuant

88

-------------------------------------------------------------------------------

to the revenue procedure will not be aggregated, even if issued by the same insurance company. We advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a tax adviser if you plan to split an annuity contract as part of an exchange of annuity contracts.

    3.   DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

    4.   TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing

-------------------------------------------------------------------------------

such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

    5. CERTAIN TAX CONSIDERATIONS FOR FULL OR PARTIAL SETTLEMENT PAYMENTS FROM THE PERSONAL PENSION ACCOUNT

The recent enactment of new Section 72(a)(2) of the Code for partial annuitizations provides direction on how Personal Pension Account Payouts should be treated for tax purposes, effective for payments received in taxable years beginning after December 31, 2010 (regardless of when the annuity was purchased). However, because there is yet to be guidance on the new provisions from the IRS, there is still some uncertainty as to how the partial annuitization provisions will be applied and we advise you to consult with a qualified tax adviser concerning such tax treatment before you deposit amounts into the Personal Pension Account or take a settlement for a Personal Pension Account Payout.

With respect to the Personal Pension Account, the Company plans to report any periodic payments under a settlement of the Personal Pension Account (Personal Pension Account Payouts) as amounts received as an annuity and a partial annuitization of the Contract, resulting in that portion of the Contract being treated as a separate contract for which an annuity starting date is assigned, a portion of the investment in the contract is allocated and an exclusion ratio is determined (discussed in subparagraph 2.a. above). Likewise, after December 31, 2010, the Company plans to report any continuing periodic settlement payments from the Personal Pension Account as amounts received as an annuity under a separate contract with an annuity starting date of January 1, 2010, for which a portion of the investment in the contract should be allocated and an exclusion ratio should be determined consistent with new Section 72(a)(2) of the Code (and discussed in subparagraph 2.a. above).

D.  FEDERAL INCOME TAX WITHHOLDING

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:

    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

90

-------------------------------------------------------------------------------

G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.

H. TAX DISCLOSURE OBLIGATIONS

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by Hartford The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE WITH REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A CONTRACT THROUGH A QUALIFIED PLAN, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners,

-------------------------------------------------------------------------------

participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a "Deemed IRA" under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

    a.   TRADITIONAL IRAS

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    b.  SEP IRAS

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    c.   SIMPLE IRAS

The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these

92

-------------------------------------------------------------------------------

are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

    d.  ROTH IRAS

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion (special rules apply to 2010 conversions). In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")

Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit (e.g., $49,000 in 2011) or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.

-------------------------------------------------------------------------------

A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

    a.   after the employee reaches age 59 1/2;

    b.  upon the employee's separation from service;

    c.   upon the employee's death or disability;

    d. in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

    e. as a qualified reservist distribution upon certain calls to active duty.

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. Section 1.403(b)-8(c)(2).

Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. Section 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.

4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")

Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount, equal to $15,000 for 2006 and thereafter ($16,500 for 2011). The $15,000 limit will be indexed for cost-of-living adjustments at $500 increments. The Plan may provide for additional "catch-up" contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial

94

-------------------------------------------------------------------------------

accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors under Code
Section 457(b)(6).

5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS

Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

  a. PENALTY TAXES ON PREMATURE DISTRIBUTIONS

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

    (i) made to a beneficiary (or to the employee's estate) on or after the employee's death;

    (ii) attributable to the employee's becoming disabled under Code Section 72(m)(7);

    (iii) part of a series of substantially equal periodic payments (not less frequently than annually - "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

    (iv) (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

    (v) (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

    (vi) not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

    (vii) certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

    (viii) made an account of an IRS levy on the Qualified Plan under Code
           Section 72(t)(2)(A)(vii); or

    (ix) made as a "direct rollover" or other timely rollover to an Eligible Retirement Plan, as described below.

-------------------------------------------------------------------------------

  In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

    (x) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

    (xi) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

    (xii) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

  b. RMDS AND 50% PENALTY TAX

If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

    (i)  the calendar year in which the individual attains age 70 1/2, or

    (ii) (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70 1/2 in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual's surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

96

-------------------------------------------------------------------------------

7. TAX WITHHOLDING FOR QUALIFIED PLANS

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.

Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either -

    a.   an RMD amount;

    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

    c.   any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457
(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including

-------------------------------------------------------------------------------

accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rollover rules also apply to (1) transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, (2) Plan distributions of property, (3) distributions from a Roth account in certain Plans, (4) recontributions within 3 years of "qualified hurricane distributions" made before 2007 under Code Section 1400Q(a), (5) transfers from a Traditional or Roth IRA to certain health savings accounts under Code Section 408(d)(9), and
(6) obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

9. CERTAIN TAX CONSIDERATIONS WITH THE PERSONAL PENSION ACCOUNT IN QUALIFIED
PLANS

Because the IRS has published no guidance on the tax treatment of arrangements resembling the Personal Pension Account, there is necessarily some uncertainty as to how an annuity contract with a Personal Pension Account will be treated in different types of Qualified Plans, and we advise you to consult with a qualified tax adviser concerning such treatment before you deposit any amount into a Personal Pension Account that is held in any Qualified Plan.

Among such tax issues for you to consider with a qualified tax adviser in such a case are the following:

       a. Any amounts received by you (or your payee) prior to your attaining age 59 1/2 are generally subject to the penalty tax on premature distributions described above, unless such an amount received can qualify for an exception from such a penalty tax, e.g., scheduled payments that qualify for the SEPP Exception. In addition, any modification in payments qualifying for the SEPP Exception (e.g., by commutation) can have adverse penalty tax consequences, as described above.

       b. The tax rules for satisfying RMD requirements vary according to both the form of Qualified Plan (e.g., NonRoth or Roth IRA) and the form of payment (e.g., periodic annuity payout or non-periodic distribution from an account value). As a result, such variations should be considered when RMD amounts need to be taken (e.g., after age 70 1/2 or death). In addition, any modification in the form or amount of such payments (e.g., by commutation) could have adverse tax consequences, if such a modification does not satisfy an IRS-recognized RMD exception (e.g., for an acceleration or other change in periodic payments under Reg. Section 1.401(a) (9)-6, Q&A-1 and Q&A-14).

       c. Any attempt to transfer an amount from the Benefit Balance to Sub-Accounts or the Fixed Accumulation Feature (if available) that exceeds the threshold for such a transfer will be treated by us as a form of annuitization distribution from the Personal Pension Account, and thus may not qualify as a tax-free direct transfer. Instead, such an attempted excess transfer could be treated for tax purposes as a potentially taxable distribution out of the entire annuity contract, followed by a contribution back into the same contract. While such a distribution from an IRA may qualify for 60-day rollover treatment (if it is not needed to satisfy RMD requirements), only one such tax-free 60-day rollover is allowed for any 365-day period for any individual from all of such individual's IRAs. Failing such tax-free rollover treatment, such a distribution could be subject to both income and penalty tax, and any deemed contribution back into the contract may be subject to an excise tax on excess contributions, particularly after age 70 1/2. IN ADDITION, ANY SUCH DISTRIBUTION FROM A NON-IRA FORM OF QUALIFIED PLAN MAY BE SUBJECT TO THE 20% MANDATORY WITHHOLDING TAX, UNLESS SUCH DISTRIBUTION IS AN RMD OR OTHERWISE AVOIDS CLASSIFICATION AS AN "ELIGIBLE ROLLOVER DISTRIBUTION," AS DESCRIBED ABOVE.

98

-------------------------------------------------------------------------------

TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
  Safekeeping of Assets
  Experts
  Non-Participating
  Misstatement of Age or Sex
  Principal Underwriter
  Additional Payments
PERFORMANCE RELATED INFORMATION
  Total Return for all Sub-Accounts
  Yield for Sub-Accounts
  Money Market Sub-Accounts
  Additional Materials
  Performance Comparisons
FINANCIAL STATEMENTS

                                                                     APP A-1

-------------------------------------------------------------------------------

APPENDIX A - EXAMPLES*

TABLE OF CONTENTS


                                                                          PAGE
--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE (CDSC) EXAMPLES                         APP A-2
PREMIUM BASED CHARGE EXAMPLES                                            APP A-9
PERSONAL PENSION ACCOUNT (PPA) EXAMPLES                                 APP A-10
MAXIMUM ANNIVERSARY VALUE (MAV) V EXAMPLES                              APP A-19
RETURN OF PREMIUM (ROP) V EXAMPLE                                       APP A-21
MAXIMUM DAILY VALUE EXAMPLES                                            APP A-23
LEGACY LOCK EXAMPLES                                                    APP A-24
SAFETY PLUS EXAMPLES                                                    APP A-25
FUTURE5 AND FUTURE6 EXAMPLES                                            APP A-28
DAILY LOCK INCOME BENEFIT EXAMPLES                                      APP A-30


*   ALL EXAMPLE CALCULATIONS ARE ROUNDED TO THE NEAREST DOLLAR.

APP A-2

-------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGE EXAMPLES

All CDSC Examples reflect gross withdrawals that deduct the CDSC and the Premium Based Charge from the amount of the partial Surrenders requested.

EXAMPLE 1: ILLUSTRATES A PARTIAL SURRENDER THAT IS EQUAL TO THE AWA IN A DOWN MARKET. ASSUME A PARTIAL SURRENDER TAKEN IN CONTRACT YEAR 2 EQUALS $5,000.

STEP 1 DOES NOT APPLY because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

     Values immediately prior to the partial Surrender:

       -   Deposits subject to CDSC are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $90,000

       -   Earnings are $0

         - Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

       -   AWA is $5,000

         - Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings

STEP 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.

     Values after the partial Surrender:

       -   Deposits subject to CDSC are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $85,000

       -   AWA is $0

EXAMPLE 2: ILLUSTRATES A PARTIAL SURRENDER IN EXCESS OF THE AWA IN A DOWN MARKET AND IMPACTS TO SUBSEQUENT AWA CALCULATIONS. ASSUME A PARTIAL SURRENDER TAKEN IN CONTRACT YEAR 2 EQUALS $5,000.

STEP 1 DOES NOT APPLY because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

     Values immediately prior to the first partial Surrender:

       -   Deposits subject to CDSC are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $90,000

       -   Earnings are $0

         - Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

       -   AWA is $5,000

         - Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings

STEP 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.

     Values after the partial Surrender:

       -   Deposits subject to CDSC are $100,000

       -   Remaining Gross Premiums are $100,000

                                                                     APP A-3

-------------------------------------------------------------------------------

       -   Contract Value is $85,000

       -   AWA is $0

NEXT, ASSUME AN ADDITIONAL SURRENDER DURING THE SAME CONTRACT YEAR EQUALS $5,000. THE CONTRACT VALUE HAS CHANGED DUE TO MARKET FLUCTUATION, BUT NO OTHER TRANSACTIONS HAVE OCCURRED.

STEP 1 DOES NOT APPLY because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

STEP 2: Determines that the transaction is in excess of the AWA.

     Values immediately prior to the second partial Surrender:

       -   Deposits are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $75,000

       -   Earnings are $0

       -   AWA is $0

STEP 3: As the AWA is $0; the entire $5,000 is in excess of the AWA.

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - AWA

     The amount subject to CDSC is $6,667 ($100,000 x [$5,000/$75,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

STEP 5: The applicable CDSC is 8%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $533 [8% x $6,667].

STEP 6: We deduct the CDSC of $533 from the excess amount $5,000. The amount paid to you is $4,467.

     Values after the second partial Surrender:

       -   Deposits are $100,000

       -   Remaining Gross Premium is $93,333 ($100,000 - $6,667)

       -   Contract Value is $70,000

       -   AWA is $0

NEXT, ASSUME THAT A THIRD PARTIAL SURRENDER IS TAKEN DURING CONTRACT YEAR 3 FOR AN AMOUNT EQUAL TO $15,000. THE CONTRACT VALUE HAS CHANGED DUE TO MARKET FLUCTUATION, BUT NO OTHER TRANSACTIONS HAVE OCCURRED.

STEP 1 DOES NOT APPLY because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

STEP 2: Determines that the transaction is in excess of the AWA.

     Values prior to the third partial Surrender:

       -   Deposits are $100,000

       -   Remaining Gross Premium is $93,333

       -   Contract Value is $78,000

       -   Earnings are $0

       -   AWA is $5,000

STEP 3: We deduct the available AWA of $5,000; the remaining $10,000 is in excess of the AWA.

APP A-4

-------------------------------------------------------------------------------

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - AWA

     The amount subject to CDSC is $12,785 ($93,333 x [$10,000/$73,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

STEP 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $895 [7% x $12,785].

STEP 6: We deduct the CDSC of $895 from the excess amount $10,000, and combine this with your AWA of $5,000. The amount paid to you is $14,105.

     Values after the third partial Surrender:

       -   Deposits are $100,000

       -   Remaining Gross Premium is $80,548 ($93,333 - $12,785)

       -   Contract Value is $63,000

       -   AWA is $0

EXAMPLE 3: ILLUSTRATES A PARTIAL SURRENDER IN EXCESS OF THE AWA IN AN UP MARKET, THE NON-CUMULATIVE FEATURE OF THE AWA AND IMPACTS TO FUTURE AWA CALCULATIONS. ASSUME A PARTIAL SURRENDER IS TAKEN IN CONTRACT YEAR 1 FOR $10,000.

STEP 1 DOES NOT APPLY because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

     Values prior to the first partial Surrender:

       -   Deposits are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $110,000

       -   Earnings are $10,000

         - Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

       -   AWA is $10,000

         - Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings

STEP 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.

     Values after the first partial Surrender:

       -   Deposits are $100,000

       -   Remaining Gross Premium is $100,000

       -   Contract Value is $100,000

       -   AWA is $0

NEXT, ASSUME AN ADDITIONAL PARTIAL SURRENDER IS TAKEN IN CONTRACT YEAR 1 FOR $10,000. THE CONTRACT VALUE HAS CHANGED DUE TO MARKET FLUCTUATION, BUT NO OTHER TRANSACTIONS HAVE OCCURRED.

STEP 1 DOES NOT APPLY because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

                                                                     APP A-5

-------------------------------------------------------------------------------

STEP 2: Determines that the transaction is in excess of the AWA.

     Values prior to the second partial Surrender:

       -   Deposits are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $100,000

       -   Earnings are $0

       -   AWA is $0

STEP 3: As the AWA is $0; the entire $10,000 is in excess of the AWA.

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - AWA

     The amount subject to CDSC is $10,000 ($100,000 x [$10,000/$100,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

STEP 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $850 [8.5% x $10,000].

STEP 6: We deduct the CDSC of $850 from the excess amount $10,000. The amount paid to you is $9,150.

     Values after the second partial Surrender:

       -   Deposits are $100,000

       -   Remaining Gross Premiums are $90,000 ($100,000 - $10,000)

       -   Contract Value is $90,000

       -   AWA is $0

NEXT, ASSUME AN ADDITIONAL PARTIAL SURRENDER IS TAKEN IN CONTRACT YEAR 3 FOR $15,000. THE CONTRACT VALUE HAS CHANGED DUE TO MARKET FLUCTUATION, BUT NO OTHER TRANSACTIONS HAVE OCCURRED.

STEP 1 DOES NOT APPLY because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

STEP 2: Determines that the transaction is in excess of the AWA of $0.

     Values prior to the third partial Surrender:

       -   Deposits are $100,000

       -   Remaining Gross Premiums are $90,000

       -   Contract Value is $99,000

       -   Earnings are $9,000

       -   AWA is $9,000

STEP 3: We deduct the available AWA of $9,000; the remaining $6,000 is in excess of the AWA.

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - AWA

     The amount subject to CDSC is $6,000 ($90,000 x [$6,000/$90,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

APP A-6

-------------------------------------------------------------------------------

STEP 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $420 [7% x $6,000].

STEP 6: We deduct the CDSC of $420 from the excess amount $6,000, and combine this with your AWA of $9,000. The amount paid to you is $14,580.

     Values after the third partial Surrender:

       -   Deposits are $100,000

       -   Remaining Gross Premiums are $84,000 ($90,000 - $6,000)

       -   Contract Value is $84,000

       -   AWA is $0

EXAMPLE 4: ILLUSTRATES A FULL SURRENDER CALCULATION WITH ONE OF TWO DEPOSITS OUT OF THE APPLICABLE CDSC SCHEDULE. ASSUME TWO DEPOSITS WERE MADE FOR $100,000 EACH INVESTED IN THE SUB-ACCOUNTS. THE FIRST WAS APPLIED AT THE BEGINNING OF CONTRACT YEAR 1, THE SECOND IN THE BEGINNING OF CONTRACT YEAR 3. A FULL SURRENDER IS TAKEN IN CONTRACT YEAR 8.

STEP 1: Your initial Deposit of $100,000 is available without a CDSC.

     Values prior to the full Surrender:

       -   Deposits are $200,000

       -   Remaining Gross Premiums is $200,000

         -   Remaining Gross Premium subject to CDSC is $100,000

       -   Contract Value just prior to the full Surrender is $300,000

       -   Earnings are $100,000

         - Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

       -   AWA is $100,000

         - Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings.

STEP 2: The full Surrender is in excess of the sum of the AWA of $100,000 plus the amount determined in Step 1 of $100,000.

STEP 3: We deduct the available AWA; the remaining $100,000 is in excess of the AWA.

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - AWA

     The amount subject to CDSC is $100,000 ($100,000 x [$100,000/$100,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

STEP 5: The applicable CDSC is 4%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $4,000 [4% x $100,000].

STEP 6: We deduct the CDSC of $4,000 from the excess amount $100,000, and combine this with your AWA of $200,000. The amount paid to you is $296,000.

     Values after the full Surrender:

       -   Contract Value is $0

     The Contract is terminated.

                                                                     APP A-7

-------------------------------------------------------------------------------

EXAMPLE 5: ILLUSTRATES A FULL SURRENDER CALCULATION IN A DOWN MARKET. ASSUME $100,000 IS INVESTED IN THE SUB-ACCOUNTS, AND A FULL SURRENDER OCCURS IN CONTRACT YEAR 3.

STEP 1 DOES NOT APPLY because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

STEP 2: Determines that the full Surrender is in excess of the AWA.

     Values prior to the full Surrender:

       -   Deposits are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value just prior to the full Surrender is $50,000

       -   Earnings are $0

         - Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

       -   AWA is $5,000

         - Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings

STEP 3: We deduct the available AWA of $5,000; the remaining $45,000 is in excess of the AWA.

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Contract Value immediately prior to the withdrawal - AWA

     The amount subject to CDSC is $100,000 ($100,000 x [$45,000/$45,000])

     Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

STEP 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $7,000 [7% x $100,000].

STEP 6: We deduct the CDSC of $7,000 from the excess amount $45,000, and combine this with your AWA of $5,000. The amount paid to you is $43,000.

     Values after the full Surrender:

       -   Contract Value is $0

     The Contract is terminated.

EXAMPLE 6: ILLUSTRATES A COMMUTATION OF THE PERSONAL PENSION ACCOUNT ANNUITY PAYOUT VALUE. THE SAME CONCEPT WILL APPLY TO THE COMMUTED VALUE OF PERIOD CERTAIN ANNUITY PAYOUTS. ASSUME $100,000 IS INVESTED INTO THE PERSONAL PENSION ACCOUNT AND YOU COMMENCE PPA PAYOUTS. ONE PPA PAYOUT HAS PREVIOUSLY OCCURRED FOR $420. THEN, A COMMUTATION OF ALL REMAINING ANNUITY PAYOUT VALUE OCCURS IN CONTRACT YEAR 1, AND LIFE-CONTINGENT PAYOUTS ARE WAIVED.

STEP 1 DOES NOT APPLY because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

STEP 2: Determines that the full withdrawal is in excess of the AWA.

     Values prior to the full commutation:

       -   Contract Value is $0

       -   Accumulation Balance is $0

       -   Annuity Payout Value is $99,826

       -   Deposit subject to CDSC is $100,000

       -   AWA is $4,580

         -   Your AWA is 5% of total Deposits subject to CDSC, or (2) earnings

APP A-8

-------------------------------------------------------------------------------

     Upon the commutation of remaining PPA Payouts, we reduce the Annuity Payout Value by an adjustment that takes into account the current value of the future Payouts you would have received during your Guaranteed Payout Duration using a discount rate determined in accordance with the factors described in the prospectus. For this commutation, the adjustment is $31,956. Please refer to Personal Pension Account Example 4a in this Appendix A for a more complete description of commutation.

     The resulting value of $67,871 is the Commuted Value for the purposes of CDSC calculation.

STEP 3: We deduct the available AWA of $4,580; the remaining $63,291 is in excess of the AWA.

STEP 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Personal Pension Account Contributions still subject to CDSC.

     The factor is derived as [A/B]:

     A = The amount in Step 3

     B = Commuted Value of all Annuity Payout Value + Accumulation Balance immediately prior to the withdrawal - AWA

     The amount subject to CDSC is $100,000 ($100,000 x [$63,291 /$63,291]).
     This is equal to the entire Deposit, subject to CDSC.

     Your Deposits, subject to CDSC (as used in the context of annuity payouts) are adjusted dollar-for-dollar for the amount subject to CDSC.

STEP 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $8,500.

STEP 6: We deduct the CDSC of $8,500 from the excess amount $63,291, and combine this with your AWA of $4,580. The amount paid to you is $59,371.

     Values after the full commutation:

       -   Annuity Payout Value is $0

     The Contract is terminated.

EXAMPLE 7: ILLUSTRATES THE REALLOCATION OF REMAINING GROSS PREMIUM (AS USED IN THE CONTEXT OF ANNUITY PAYOUTS) UPON A TRANSFER TO THE PERSONAL PENSION ACCOUNT. ASSUME A TRANSFER OF FUNDS EQUAL TO $20,000 FROM CONTRACT VALUE TO THE PERSONAL PENSION ACCOUNT IN CONTRACT YEAR 2.

     Values immediately prior to the transfer:

       -   Deposits are $100,000

       -   Remaining Gross Premiums are $100,000

       -   Contract Value is $120,000

       -   Accumulation Balance is $0

     Remaining Gross Premiums are reallocated proportionally upon a transfer of funds from the Contract Value to the Personal Pension Account as the portion of Deposits still subject to CDSC.

     The amount reallocated is derived by [A/B]:

     A = The amount of the transfer

     B = The Contract Value immediately prior to the transfer

     For this transfer, $16,667 is reallocated from the Contract Value.

     After the Transfer to the Personal Pension Account

       -   Premium Payments allocated to Contract Value is $83,333

       -   Remaining Gross Premiums is $83,333

       - Deposits subject to CDSC allocated to the Personal Pension Account is $16,667

       -   Contract Value is $100,000

       -   Accumulation Balance is $20,000

     On the whole, the amount subject to CDSC has remained constant.

                                                                     APP A-9

-------------------------------------------------------------------------------

PREMIUM BASED CHARGE EXAMPLES

EXAMPLE 1: ASSUME THAT YOUR INITIAL DEPOSIT IS $100,000. NO SURRENDERS OR TRANSFERS TO THE PPA OCCUR DURING CONTRACT YEAR 1. ON DAY 200 OF CONTRACT YEAR 2, YOU MAKE A SURRENDER IN EXCESS OF THE AWA.

     At the end of Contract Year 1, your annual Premium Base Charge is calculated solely on the Remaining Gross Premium at Contract Anniversary, as there were no Surrenders or transfers to the PPA during the Contract Year. The amount deducted from your Contract Value is $500 [($100,000 x 0.50%)].

     Upon the Surrender in Contract Year 2, the Remaining Gross Premium subject to Premium Based Charge is determined to be $5,000. The Premium Based Charge is 0.50%. A pro-rated amount is determined for the number of days
     (200) since the last Contract Anniversary; this amount is $13.70 [($5,000 x 0.50%) x (200 / 365)]. This amount is NOT deducted at this time. The Remaining Gross Premium AFTER the Surrender is $95,000.

     Additionally, a CDSC of 8% would be assessed against the same amount of Remaining Gross Premium. The CDSC is equal to $400 ($5,000 x 8%), and unlike the Premium Based Charge, this amount is deducted from the partial Surrender. Assuming the amount that requested was a gross amount of $6,000, the amount paid to you is $5,600.

     At the next Contract Anniversary, the Premium Base Charge is the sum of the Premium Based Charge applied to the Remaining Gross Premium, plus the pro-rated amount upon the partial Surrender. The Premium Based Charge applied to the Remaining Gross Premium is $475 ($95,000 x 0.50%). The amount deducted from your Contract Value is $488.70.

EXAMPLE 2: ASSUME THAT YOUR INITIAL DEPOSIT IS $100,000. ON DAY 310 OF CONTRACT YEAR 5, YOU CHOOSE TO SURRENDER YOUR ENTIRE CONTRACT VALUE.

     A pro-rated Premium Based Charge is assessed upon the full Surrender and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $425 [($100,000 x 0.50%) x (310 / 365)].

     Additionally, a CDSC of 5% would be assessed against the same amount of Remaining Gross Premium. The CDSC is equal to $5,000 ($100,000 x 5%) and both this amount and the Premium Based Charge are deducted upon a full Surrender. Assuming the Contract Value prior to the full Surrender was $190,000, the amount paid to you is $185,000.

EXAMPLE 3: ASSUME THAT YOUR INITIAL DEPOSIT IS $100,000. ON DAY 310 OF CONTRACT YEAR 5, YOU CHOOSE TO ANNUITIZE YOUR ENTIRE CONTRACT VALUE.

     A pro-rated Premium Based Charge is assessed upon the full annuitization, and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $425 [($100,000 x 0.50%) x (310/365)].

     CDSC is not assessed upon a request to Annuitize the Contract Value.

APP A-10

-------------------------------------------------------------------------------

PERSONAL PENSION ACCOUNT EXAMPLES

EXAMPLE 1: STANDARD ILLUSTRATIONS WITH A PARTIAL INCOME STREAM - ASSUME THE INITIAL PERSONAL PENSION ACCOUNT CONTRIBUTION IS EQUAL TO $100,000 (NO SUMS ARE INVESTED IN THE FIXED ACCUMULATION FEATURE OR SUB-ACCOUNTS). ASSUME THAT IN CONTRACT YEAR 7, THE OWNER REQUESTED TO COMMENCE AN INCOME STREAM BASED ON $50,000 OF ANNUITY PAYOUT VALUE DURING THE GUARANTEE WINDOW. FOR THE PURPOSES OF THIS EXAMPLE, THE CONTRACT OWNER CHOSE A TARGET INCOME AGE OF 64. HYPOTHETICAL CREDITED INTEREST AND PAYOUT PURCHASE RATES ARE ILLUSTRATED BELOW.

A. To understand how your guaranteed Payout Purchase Rates are set during your Guarantee Window (shaded area), see guaranteed Payout Purchase Rates in Contract Years 1 through 7. In this Example, the guaranteed Payout Purchase Rate is locked in at Contract Year 7 when Personal Pension Account Payouts commence.

B. Credited Interest Rates vary during the duration of your Contract as illustrated in column 4. In this illustration, Credited Interest Rates change at the 10th Contract Year and again at the 20th Contract Year.

C. Please refer to the last column in Contract Year 23 for an example of how Personal Pension Account Payouts will continue for the life of the Annuitant, Owner or joint Owner even though Annuity Payout Value has been exhausted.

                                                            CREDITED
                CONTRACT                      BENEFIT       INTEREST
                  YEAR*           AGE         BALANCE         RATE
------------------------------------------------------------------------
                    0              60         $ 100,000        5.00%
                    1              61           105,000        5.00%
                    2              62           110,250        5.00%
                    3              63           115,763        5.00%
 GUARANTEE          4              64           121,551        5.00%
   WINDOW           5              65           127,628        5.00%
                    6              66           134,010        5.00%
                    7              67           140,710        5.00%
                    8              68           142,009        5.00%
                    9              69           143,535        5.00%
                   10              70           145,299        3.00%
                   11              71           145,212        3.00%
                   12              72           145,220        3.00%
                   13              73           145,326        3.00%
                   14              74           145,532        3.00%
                   15              75           145,841        3.00%
                   16              76           146,256        3.00%
                   17              77           146,781        3.00%
                   18              78           147,419        3.00%
                   19              79           148,173        3.00%
                   20              80           149,047        1.50%
                   21              81           147,927        1.50%
                   22              82           146,839        1.50%
                   23              83           147,568        1.50%

                                                 GUARANTEED
                                                   PAYOUT               PERSONAL
                                     ANNUITY      PURCHASE               PENSION
                  ACCUMULATION       PAYOUT         RATES                ACCOUNT
                     BALANCE          VALUE      (PER 1000)            PAYOUTS(2)
------------  --------------------------------------------------------------------------
                    $ 100,000
                      105,000                        61.99
                      110,250                        62.33
                      115,763                        62.72
 GUARANTEE            121,551                        63.16
   WINDOW             127,628                        63.65
                      134,010                        64.17
                       90,710    (1) $50,000         64.73             $ 3,237
                       95,246        46,763                              3,237
                      100,008        43,527                              3,237
                      105,008        40,290                              3,237
                      108,158        37,054                              3,237
                      111,403        33,817                              3,237
                      114,745        30,581                              3,237
                      118,188        27,344                              3,237
                      121,733        24,108                              3,237
                      125,385        20,871                              3,237
                      129,147        17,634                              3,237
                      133,021        14,398                              3,237
                      137,012        11,161                              3,237
                      141,122        7,925                               3,237
                      143,239        4,688                               3,237
                      145,388        1,452                               3,237
                      147,568            0                               3,237

*   Contract Year "0" represents your Contract issue date.

(1) Accumulation Balance is reduced by $50,000 that is converted into the Annuity Payout Value. CDSC's and Premium tax have not been applied in this Example. If the $50,000 was instead commuted into a Commuted Value (assuming a hypothetical discount rate of 6%), the Commuted Value would be $32,294. The remaining Accumulation Balance can be converted into Annuity Payout Value at a later date for additional Personal Pension Account Payouts.

(2) These Personal Pension Account Payouts shall continue for the life of the Annuitant, Owner or joint Owner pursuant to Annuity Payout Option Two.

                                                                    APP A-11

-------------------------------------------------------------------------------

EXAMPLE 2: SUBSEQUENT PPA DEPOSITS - ASSUME A $100,000 INITIAL PPA CONTRIBUTION WAS MADE AT A TIME WHEN WE DECLARED A HYPOTHETICAL CREDITED INTEREST RATE OF 4% AND THAT A $15,000 SUBSEQUENT PPA CONTRIBUTION WAS MADE WHEN WE DECLARED A HYPOTHETICAL CREDITED INTEREST RATE OF 3.75%. YOUR BENEFIT BALANCE WOULD INCREASE AS FOLLOWS:

                                                CREDITED                                    CREDITED        TOTAL
                              PPA               INTEREST                   PPA              INTEREST       BENEFIT
   AGE                    CONTRIBUTION            RATE                CONTRIBUTION            RATE         BALANCE
--------------------------------------------------------------------------------------------------------------------
    55       First           $100,000                                                                       $100,000
    56      Deposit                               4.00  %                                                    104,000
    57                                            4.00  %                                                    108,160
    58                                            4.00  %                                                    112,486
    59                                            4.00  %     Second      $15,000                            131,986
    60                                            4.00  %     Deposit                         3.75  %        137,228
    61                                            4.00  %                                     3.75  %        142,678
    62                                            4.00  %                                     3.75  %        148,345
    63                                            4.00  %                                     3.75  %        154,237
    64                                            4.00  %                                     3.75  %        160,362
    65                                            4.00  %                                     3.75  %        166,732

EXAMPLE 3A: BENEFIT BALANCE TRANSFER - THE FOLLOWING EXAMPLE ILLUSTRATES THE IMPACT ON VARIOUS VALUES ASSOCIATED TO THE CONTRACT WHEN A TRANSFER FROM THE SUB-ACCOUNTS TO THE PPA OCCURS. ASSUME THAT THE OWNER DEPOSITS $100,000 IN THE SUB-ACCOUNTS AND THEN ELECTS TO TRANSFER $5,000 FROM THE SUB-ACCOUNTS TO THE PPA IN WHICH EVENT:

                                                                 TRANSFER FROM
                                                              SUB-ACCOUNTS TO THE
                                                                      PPA
                                                        BEFORE VALUE            AFTER VALUE
--------------------------------------------------------------------------------------------
Sub-Account Value (assumed)                                $130,000                 $125,000
ROP V Withdrawal Limit                                           $0                       $0
MAV V Withdrawal Limit                                          n/a                      n/a
ROP V Death Benefit                                        $100,000               $96,153.85
MAV V - Anniversary Value (Before Value is
 assumed)                                                  $107,000              $102,884.62
MAV V - Premium Payments                                   $100,000               $96,153.85
Benefit Balance                                                  $0                   $5,000

-   The Sub-Account Value is reduced by the amount of the transfer ($5,000).

- As a result of the transfer, ROP V is reduced by a factor. The $5,000 transfer results in a factor of 0.96153 being applied to Premium Payments. The factor of 0.96153 is derived by 1-($5,000 Transfer / Contract Value prior to the transfer $130,000).

- As a result of the transfer, the MAV V Anniversary Value and Premium Payments are both reduced by a factor. The $5,000 transfer results in a factor of 0.96153 being applied to Premium Payments. The factor of 0.96153 is derived by 1-($5,000 Transfer / Contract Value prior to the transfer $130,000).

- Since there were no sums previously invested in the PPA, the Benefit Balance is increased by the amount of the transfer ($5,000).

EXAMPLE 3B: BENEFIT BALANCE TRANSFER - THE FOLLOWING EXAMPLE ILLUSTRATES THE IMPACT ON VARIOUS VALUES ASSOCIATED WITH THE CONTRACT WHEN A TRANSFER FROM THE PPA TO THE SUB-ACCOUNTS OCCURS. ASSUME THAT THE OWNER MAKES A PPA CONTRIBUTION OF $100,000 INTO THE PPA AND THEN ELECTS TO TRANSFER THE MAXIMUM AVAILABLE TRANSFER FROM THE PPA TO THE SUB-ACCOUNTS. THE TRANSFER RESTRICTION CONSIDERS THE FOLLOWING FACTORS:

  END OF YEAR      MAXIMUM OF A, B, C        A        B        C
-------------------------------------------------------------------
       1                  $4,120           $4,120   $3,000       $0
       2                  $4,120           $4,073   $2,966   $4,120

- Column A equals 4% of the Accumulation Balance as of the prior Contract Anniversary. Assume that the $100,000 PPA Contribution earns a Credited Interest Rate of 3%.

APP A-12

-------------------------------------------------------------------------------

- Column B equals the amount of interest credited to the Accumulation Balance over the most recent full Contract Year.

- Column C equals the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.

                                                                     TRANSFER FROM
                                                                      PPA TO THE
                                                                     SUB-ACCOUNTS
                                                                     END OF YEAR 1
                                                        BEFORE VALUE               AFTER VALUE
---------------------------------------------------------------------------------------------------
Sub-Account Value (assumed)                                $104,000                   $108,120
Annual Withdrawal Amount                                     $5,000                     $5,206
ROP V                                                      $100,000                   $104,120
MAV V - Anniversary Value (Before Value is
 assumed)                                                  $100,000                   $104,120
MAV V - Premium Payments                                   $100,000                   $104,120
Benefit Balance                                            $103,000                    $98,880

-   The Benefit Balance is reduced by the amount of the transfer ($4,120).

- The Remaining Gross Premium associated with the Sub-Accounts is increased by the proportional amount of the contributions to the PPA still subject to CDSC. The proportional amount is equal to the transfer from the PPA divided by the Accumulation Balance. ($4,120/$103,000) = $4,000.

-   ROP V is increased dollar for dollar for the amount of the transfer
    ($4,120).

- The MAV V Anniversary Value and Premium Payments are both increased dollar for dollar for the amount of the transfer ($4,120).

-   The Sub-Account Value is increased by the amount of the transfer ($4,120).

                                                                    APP A-13

-------------------------------------------------------------------------------

EXAMPLE 4A: FULL COMMUTATION WITH COMMUTED VALUE - ASSUME THAT THE OWNER DESIRES TO START TAKING ALL PPA PAYOUTS AND THEN FULLY COMMUTE THE PPA PAYOUTS IN CONTRACT YEAR 20, WHICH IS OUTSIDE OF THEIR GUARANTEE WINDOW. FOR THE PURPOSES OF THIS EXAMPLE, THE CONTRACT OWNER CHOSE A TARGET INCOME AGE OF 64. THE OWNER DOES NOT TERMINATE THEIR CONTRACT AND THEREFORE PPA PAYOUTS WILL RESUME AFTER THE GUARANTEED PAYOUT DURATION (ASSUMING THAT ALL RELEVANT PERSONS ARE ALIVE). ALSO, ASSUME THAT THE INITIAL PPA CONTRIBUTION IS EQUAL TO $100,000 AND NO PREMIUM PAYMENTS HAVE BEEN INVESTED IN THE FIXED ACCUMULATION FEATURE OR SUB-ACCOUNTS.

                                                                                     CREDITED
                 CONTRACT                      BENEFIT        ACCUMULATION           INTEREST
                  YEAR*            AGE         BALANCE           BALANCE               RATE
-------------------------------------------------------------------------------------------------
                      0              60         $100,000         $ 100,000              5.00%
                      1              61          105,000           105,000              5.00%
                      2              62          110,250           110,250              5.00%
                      3              63          115,763           115,763              5.00%
 GUARANTEE            4              64          121,551           121,551              5.00%
   WINDOW             5              65          127,628           127,628              5.00%
                      6              66          134,010           134,010              5.00%
                      7              67          140,710           140,710              5.00%
                      8              68          147,746           147,746              5.00%
                      9              69          155,133           155,133              5.00%
                     10              70          162,889           162,889              3.00%
                     11              71          167,776           167,776              3.00%
                     12              72          172,809           172,809              3.00%
                     13              73          177,994           177,994              3.00%
                     14              74          183,334           183,334              3.00%
                     15              75          188,834           188,834              3.00%
                     16              76          194,499           194,499              3.00%
                     17              77          200,333           200,333              3.00%
                     18              78          206,343           206,343              3.00%
                     19              79          212,534           212,534              3.00%
                     20              80          218,910                 0   (2)        1.50%
                     21              81              n/a               N/A               n/a   (6)
                     22              82              n/a               N/A               n/a
                     23              83              n/a               N/A               n/a
                     24              84              n/a               N/A               n/a
                     25              85              n/a               N/A               n/a
                     26              86              n/a               N/A               n/a
                     27              87              n/a               N/A               n/a
                     28              88              n/a               N/A               n/a
                     29              89              n/a               N/A               n/a
                     30              90              n/a               N/A               n/a

                                 PAYOUT
                ANNUITY         PURCHASE
                PAYOUT           RATES         COMMUTED
                 VALUE       (PER 1000)(1)      VALUE         PAYOUTS
------------  -------------------------------------------------------------
                      $ 0          61.68
                        0          61.99                           $ 0
                        0          62.33                             0
                        0          62.72                             0
 GUARANTEE              0          63.16                             0
   WINDOW               0          63.65                             0
                        0          64.17                             0
                        0          64.73                             0
                        0          65.31                             0
                        0          65.91                             0
                        0          66.56                             0
                        0          69.14                             0
                        0          71.94                             0
                        0          74.99                             0
                        0          78.32                             0
                        0          81.96                             0
                        0          85.92                             0
                        0          90.11                             0
                        0          94.63                             0
                        0          99.55                             0
                  218,910         111.11   (3) $165,439   (4)        0   (5)
                      N/A            N/A            N/A            N/A
                      N/A            N/A            N/A            N/A
                      N/A            N/A            N/A            N/A
                      N/A            N/A            N/A            N/A
                      N/A            N/A            N/A            N/A
                      N/A            N/A            N/A            N/A
                      N/A            N/A            N/A            N/A
                      N/A            N/A            N/A            N/A
                      N/A            N/A            N/A         24,323   (7)
                      N/A            N/A            N/A         24,323   (7)

*   Contract Year "0" represents your Contract issue date.

(1) Payout Purchase Rates are only guaranteed if PPA Payouts begin within the Guarantee Window. Payouts that begin outside the Guarantee Window are generally established using rates set at our discretion, subject to the terms of your Contract. We cannot speculate what Payout Purchase Rates could be when commencing Personal Pension Account Payouts outside of the Guarantee Window. These rates may be as high as, but will never be greater than, the Payout Purchase Rates guaranteed for PPA Payouts we set at the time of your PPA Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner's contract.

(2) The Accumulation Balance is depleted to $0 based on being converted to Annuity Payout Value. CDSCs and Premium tax are not shown in this example.

APP A-14

-------------------------------------------------------------------------------

(3) Hypothetical Payout Purchase Rates are used because PPA Payouts and commutation may occur outside of the Guarantee Window.

(4) The Commuted Value depicted is based on commutation of the Annuity Payout Value (in this Example, is the same as the Benefit Balance because this is a full commutation) of $218,910 using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the PPA Payout(s) associated with the Annuity Payout Value over the Guaranteed Payout Duration (i.e., $218,910/$24,323 = 9 years) calculated using this discount rate.

(5) The PPA Payout is derived by multiplying the Annuity Payout Value by the Payout Purchase Rate applicable to the year in which commutation is requested and dividing by 1,000. In this case, $218,910*$111.11/1,000 = $24,323. However, in this example, PPA Payouts are commuted and paid to the Owner in one lump sum. Life contingent PPA Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living and have not terminated the Contract as illustrated in years 29 and 30.

(6)  Interest is no longer credited under the PPA.

(7) Lifetime PPA Payouts resume because in this Example the Annuitant is still living. The Owner would give up these lifetime PPA Payouts if he or she terminated the Contract.

                                                                    APP A-15

-------------------------------------------------------------------------------

EXAMPLE 4B: PARTIAL COMMUTATION WITH COMMUTED VALUE - ASSUME THAT THE OWNER DESIRES TO START TAKING PPA PAYOUTS AND COMMUTE HALF OF THE PPA PAYOUTS IN CONTRACT YEAR 20, WHICH IS OUTSIDE OF THEIR GUARANTEE WINDOW. IN THIS EXAMPLE, THE GUARANTEE WINDOW IS REPRESENTED BY THE SHADED AREA IN CONTRACT YEARS 1 THOUGH 7. CONTRACT YEAR 20 BEFORE ILLUSTRATES HOW THE ANNUITY PAYOUT VALUE IS SPLIT IN HALF TO SERVE AS THE BASIS FOR PPA PAYOUTS AND THE COMMUTED VALUE. CONTRACT YEAR 20 AFTER ILLUSTRATES THE AMOUNTS PAID TO THE OWNER IN THE FORM OF PPA PAYOUTS AND COMMUTED VALUE. THE OWNER DOES NOT TERMINATE THEIR CONTRACT AND PPA PAYOUTS WILL RESUME AFTER THE GUARANTEED PAYOUT DURATION (ASSUMING THAT ALL RELEVANT PERSONS ARE ALIVE). THE GUARANTEED PAYOUT DURATION IN THIS EXAMPLE IS ILLUSTRATED AS THE SHADED ROWS CORRESPONDING TO CONTRACT YEARS 20 THROUGH 28. ASSUME THE INITIAL DEPOSIT IS EQUAL TO $100,000 AND NO SUMS ARE INVESTED IN THE FIXED ACCUMULATION FEATURE OR SUB-ACCOUNTS.

                                                                  CREDITED       ANNUITY
  CONTRACT                    BENEFIT        ACCUMULATION         INTEREST        PAYOUT
   YEAR*           AGE        BALANCE          BALANCE              RATE         VALUE 1
------------------------------------------------------------------------------------------
     0              60         $100,000        $ 100,000             5.00%             $ 0
     1              61          105,000          105,000             5.00%               0
     2              62          110,250          110,250             5.00%               0
     3              63          115,763          115,763             5.00%               0
     4              64          121,551          121,551             5.00%               0
     5              65          127,628          127,628             5.00%               0
     6              66          134,010          134,010             5.00%               0
     7              67          140,710          140,710             5.00%               0
     8              68          147,746          147,746             5.00%               0
     9              69          155,133          155,133             5.00%               0
     10             70          162,889          162,889             3.00%               0
     11             71          167,776          167,776             3.00%               0
     12             72          172,809          172,809             3.00%               0
     13             73          177,994          177,994             3.00%               0
     14             74          183,334          183,334             3.00%               0
     15             75          188,834          188,834             3.00%               0
     16             76          194,499          194,499             3.00%               0
     17             77          200,333          200,333             3.00%               0
     18             78          206,343          206,343             3.00%               0
     19             79          212,534          212,534             3.00%               0
 20 BEFORE          80          218,910                0   (2)       1.50%         109,455
  20 AFTER          80           97,293                0   (2)        n/a           97,293
     21             81           85,131              N/A              n/a   (8)     85,131
     22             82           72,969              N/A              n/a           72,969
     23             83           60,807              N/A              n/a           60,807
     24             84           48,645              N/A              n/a           48,645
     25             85           36,483              N/A              n/a           36,483
     26             86           24,321              N/A              n/a           24,321
     27             87           12,159              N/A              n/a           12,159
     28             88                0              N/A              n/a                0
     29             89                0              N/A              n/a                0
     30             90                0              N/A              n/a                0
     31             91                0              N/A              n/a                0

                                                               PAYOUT
                    ANNUITY                                   PURCHASE
  CONTRACT           PAYOUT              COMMUTED              RATES
   YEAR*            VALUE 2                VALUE           (PER 1000)(1)     PAYOUTS
------------  ---------------------------------------------------------------------------
     0                    $ 0                                    61.68
     1                      0                                    61.99         $ 0
     2                      0                                    62.33           0
     3                      0                                    62.72           0
     4                      0                                    63.16           0
     5                      0                                    63.65           0
     6                      0                                    64.17           0
     7                      0                                    64.73           0
     8                      0                                    65.31           0
     9                      0                                    65.91           0
     10                     0                                    66.56           0
     11                     0                                    69.14           0
     12                     0                                    71.94           0
     13                     0                                    74.99           0
     14                     0                                    78.32           0
     15                     0                                    81.96           0
     16                     0                                    85.92           0
     17                     0                                    90.11           0
     18                     0                                    94.63           0
     19                     0                                    99.55           0
 20 BEFORE     (3)    109,455   (3)
  20 AFTER     (4)          0             $ 82,720   (5)        111.11   (6) 12,162    (7)
     21                     0                  N/A                 N/A       12,162
     22                     0                  N/A                 N/A       12,162
     23                     0                  N/A                 N/A       12,162
     24                     0                  N/A                 N/A       12,162
     25                     0                  N/A                 N/A       12,162
     26                     0                  N/A                 N/A       12,162
     27                     0                  N/A                 N/A       12,162
     28                     0                  N/A                 N/A       12,162
     29                     0                  N/A                 N/A       24,323    (9)
     30                     0                  N/A                 N/A       24,323
     31                     0                  N/A                 N/A       24,323

*   Contract Year "0" represents your Contract issue date.

(1) Payout Purchase Rates are only guaranteed if Personal Pension Account Payouts begin within the Guarantee Window. PPA Payouts that begin outside the Guarantee Window are generally established using rates set at our discretion, subject to the terms of your Contract. We cannot speculate what Payout Purchase Rates could be when commencing PPA Payouts outside of the Guarantee Window. These rates may be as high as, but will never be greater than, the Payout Purchase Rates guaranteed for PPA Payouts we set at the time of your PPA Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner's contract.

APP A-16

-------------------------------------------------------------------------------

(2) The Accumulation Balance is depleted to $0 based on all amounts being converted to Annuity Payout Value. CDSCs and Premium tax not shown in the Example.

(3) In Contract Year 20, the Owner elected to commute half of their Annuity Payout Value and receive the remaining half in the form of PPA Payouts. Thus, the Accumulation Balance of $218,910 is split in half. $109,455 is converted into Annuity Payout Value and will serve as the basis for PPA Payouts. The remaining $109,455 will serve as the basis for the Commuted Value calculation.

(4) The Annuity Payout Value of $109,455 is reduced by the PPA Payout of $12,162, leaving an Annuity Payout Value of $97,293 remaining.

(5) The Commuted Value depicted is based on commutation of half of the Annuity Payout Value, or $109,455, using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the PPA Payout(s) associated with the Annuity Payout Value over the remaining Guaranteed Payout Duration (i.e., $109,455/$12,162 = 9) calculated using the discount rate.

(6) A hypothetical Payout Purchase Rate is used because PPA Payouts and commutation occur outside of the Guarantee Window.

(7) The PPA Payout is derived by multiplying the Annuity Payout Value by the appropriate Payout Purchase Rate and dividing by 1,000. In this case, $109,455*111.11/1,000 = $12,162. However, in this example, half of the PPA Payouts are commuted and paid to the Owner in one lump sum. Life contingent PPA Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living as illustrated in Contract Years 29, 30, and 31.

(8)  Interest is no longer credited under the PPA.

(9) In this case, the lifetime PPA Payouts for each Annuity Payout Value is $12,162 ($109,455*111.11/1000 = $12,162). When combined, these lifetime PPA
     Payouts equal $24,323. Lifetime PPA Payouts begin because in this Example the Annuitant is still living. The Owner would give up these lifetime PPA Payouts if he or she terminated the Contract.

EXAMPLE 5: PERSONAL PENSION ACCOUNT TRANSFER PROGRAMS - THE FOLLOWING EXAMPLES ILLUSTRATE AUTOMATIC TRANSFERS OF INVESTMENT GAINS FROM SUB-ACCOUNT(S) INTO THE PPA. THE EXAMPLES ASSUME A $100,000 INITIAL PREMIUM PAYMENT INTO THE SUB-ACCOUNT(S) WITH $10,000 INITIAL DEPOSIT INTO PPA. THE EXAMPLES ILLUSTRATE THE EFFECT OF THESE TYPES OF TRANSFERS ON THE COMPONENTS OF THE CONTRACT IN VARYING MARKET CONDITIONS. ANNUAL PERFORMANCE IS ONLY SHOWN FOR ILLUSTRATION PURPOSES, AND IS NOT INDICATIVE OF THE PERFORMANCE YOU HAVE ACHIEVED OR WILL ACHIEVE UNDER THE RIDER.

(a)  FIXED DOLLAR AMOUNT OPTION

Under this option, the client indicates the specific dollar amount to be transferred and frequency of the transfers. The below illustrates an annual transfer of $5,000 with program election occurring at the time of Contract issue. As used below, BOY refers to the beginning of Contract Year and EOY refers to the end of Contract Year.

                             CONTRACT    CONTRACT
         CONTRACT             VALUE       VALUE           ANNUAL
          YEAR*               (BOY)       (EOY)       PERFORMANCE(1)
----------------------------------------------------------------------
            1                 $100,000    $102,000          2.00%
            2                   97,000     100,000          3.09%
            3                   95,000      94,500         -0.53%
            4                   89,500      95,000          6.15%
            5                   90,000      98,000          8.89%
            6                   93,000     106,000         13.98%
            7                  101,000     104,000          2.97%
            8                   99,000     105,000          6.06%

                                   PPA -
                                  BENEFIT            TOTAL DEATH
         CONTRACT               BALANCE(2)             BENEFIT             TRANSFER
          YEAR*                    (BOY)                (BOY)               AMOUNT
--------------------------  ------------------------------------------------------------
            1                      $10,000              $112,000             $5,000
            2                       15,300               115,300              5,000
            3                       20,759               115,259              5,000
            4                       26,382               121,382              5,000
            5                       32,173               130,173              5,000
            6                       38,138               144,138              5,000
            7                       44,283               148,283              5,000
            8                       50,611               155,611              5,000

*   Contract Year "0" represents your Contract issue date.

(1) The annual performance displayed applies only to the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)  Annual interests of 3% was utilized in determining the Benefit Balance.

                                                                    APP A-17

-------------------------------------------------------------------------------

(b) INVESTMENT GAINS OPTION

Under this option, we will automatically transfer over any investment gains determined under the program on an annual basis into the PPA. In this example the program was established at the time of Contract issue and there is fluctuating (positive and negative) market conditions. As used below, BOY refers to beginning of Contract Year and EOY refers to end of Contract Year.

                                                            PPA        PPA
               CONTRACT    CONTRACT                       BENEFIT    BENEFIT
  CONTRACT      VALUE       VALUE        INVESTMENT       BALANCE    BALANCE
   YEAR*        (BOY)       (EOY)        GAINS(1)(2)       (BOY)     (EOY)(3)
------------------------------------------------------------------------------
     1          $100,000     $99,000             -         $10,000     $10,300
     2            99,000     101,000        $1,000          10,300      11,609
     3           100,000      95,000             -   (4)    11,609      11,957
     4            95,000      93,550             -          11,957      12,316
     5            93,550      98,000             -          12,316      12,685
     6            98,000     100,000             -          12,685      13,066
     7           100,000      99,500             -          13,066      13,458
     8            99,500     102,000         2,000          13,458     15,8612

       *   Contract Year "0" represents your Contract issue date.

       (1) Investment Gains are determined by comparing the positive difference between your Anniversary Value and starting value adjusted for Surrenders as of each Contract Anniversary. For example, in Contract Year 2, we compare the $100,000 PPA Benefit Balance to the Contract Value EOY $101,000.

       (2)  Is the amount transferred to the PPA.

       (3) Annual Credited Interest Rate of 3% was utilized in determining the Benefit Balance.

       (4)  No transfer to the PPA occurs as there are no Investment Gains.

(c)  INVESTMENT GAINS OPTION

Any optional Death Benefits elected with your Contract would be impacted by the transfer of investment gains.

Return of Premium V elected:

                                                                             ROP V
                             CONTRACT    CONTRACT                        PPA TRANSFER            ROP V                 ROP V
         CONTRACT             VALUE       VALUE        INVESTMENT         LIMIT PRIOR        PREMIUMS PRIOR           PREMIUMS
          YEAR*               (BOY)       (EOY)           GAINS           TO TRANSFER         TO TRANSFER          AFTER TRANSFER
------------------------------------------------------------------------------------------------------------------------------------
            1                 $100,000     $99,000             -             $5,000              $100,000              $100,000
            2                   99,000     101,000        $1,000              5,000               100,000                99,000  (1)

      *   Contract Year "0" represents your Contract issue date.

Maximum Anniversary Value V elected:

                                                                             MAV V
                             CONTRACT    CONTRACT                        PPA TRANSFER         ANNIVERSARY           ANNIVERSARY
         CONTRACT             VALUE       VALUE        INVESTMENT         LIMIT PRIOR         VALUE PRIOR              VALUE
          YEAR*               (BOY)       (EOY)           GAINS           TO TRANSFER         TO TRANSFER              (EOY)
------------------------------------------------------------------------------------------------------------------------------------
            1                 $100,000     $99,000             -             $5,000              $100,000              $100,000  (2)
            2                   99,000     101,000        $1,000              5,000               100,000               100,000  (3)

      *   Contract Year "0" represents your Contract issue date.

      (1) Transfers to the PPA up to the PPA Transfer Limit impact the ROP V by the amount transferred.

      (2) The Contract Year 1 Anniversary Value would also be adjusted to $99,000.00 due to the Contract Year 2 $1,000 transfer.

      (3) Transfers to the PPA up to the PPA Transfer Limit impact the MAV V by the amount transferred. The $1,000 reduction is applied to the $101,000 Maximum Anniversary Value.

APP A-18

-------------------------------------------------------------------------------

(d) INCOME PATH-ANNUAL TRANSFER SCHEDULE WITH PERFORMANCE:

In this example, the Income Path program is established at the time of Contract issue. The current age of the Annuitant is 70, and the Target Income Age is 75; therefore, the length of time to the Target Income Age 5 years. The starting allocation elected is 60% Contract Value and 40% PPA. The Target Allocation elected is 20% Contract Value and 80% PPA. If there was no financial activity and flat annual performance, we would transfer 8.00% annually:

(Contract Value starting allocation - Contract Value ending allocation) / number of years from program start date to Target Income Age

(60 - 20) / 5 = 8.00%
(e)  INCOME PATH ANNUAL TRANSFER SCHEDULE WITH PERFORMANCE:

                                                                                              INCOME PATH
                                                                                                PROGRAM
                                                                                           ANNUAL ALLOCATION
                                                "PRIOR TO TRANSFER"                           PERCENTAGE
                       ANNUAL                       PERCENTAGES                                 TARGETS
                      CONTRACT            CONTRACT                PPA -             CONTRACT                 PPA -
   CONTRACT             VALUE              VALUE                 BENEFIT             VALUE                  BENEFIT
     YEAR*         PERFORMANCE (1)         (BOY)                 BALANCE             (EOY)                  BALANCE
------------------------------------------------------------------------------------------------------------------------
       0                                     60.0%                 40.00%             60.0%                   40.00%
       1                 -0.07              57.53%                 42.47%            56.67%(2)                43.33%
       2                 -0.14              52.20%                 47.80%            53.34%                   46.66%
       3                 0.079              53.36%                 46.64%            50.01%                   49.99%
       4                 0.081              51.22%                 48.78%            46.67%                   53.33%
       5                 0.066              47.53%                 52.47%            43.32%                   56.68%
       6                -0.024              42.00%                 58.00%            40.00%                   60.00%

                      ACTUAL
                     TRANSFER
                    FROM CV TO
                       PPA:
                    PERCENTAGE                 "AFTER TRANSFER"
                     TRANSFER                     PERCENTAGES   PPA -
   CONTRACT         OF CONTRACT         CONTRACT               BENEFIT
     YEAR*            VALUE %            VALUE                 BALANCE
---------------  ----------------------------------------------------------
       0                                   60.0%                 40.00%
       1               0.86%(3)           56.67%                 43.33%
       2                  0%(4)           52.20%                 47.80%
       3               3.35%              50.01%                 49.99%
       4               4.55%              46.67%                 53.33%
       5               4.21%              43.32%                 56.68%
       6               2.00%              40.00%                 60.00%

*   Contract Year "0" represents your Contract issue date.

(1) The annual performance displayed appllies only to the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2) Calculated as follows: previous year Contract Value percentage - (starting allocation - ending allocation) / number of years from program start date to Target Income Age: 60.00% - (60 - 40) / 6 = 56.67%

(3) Calculated as follows: Contract Value prior to transfer percentage - Contract Value percentage target: 57.53% - 56.67% = 0.86%

(4) No transfer occurs because the current allocation exceeds the Target Allocation for that year.

                                                                    APP A-19

-------------------------------------------------------------------------------

MAXIMUM ANNIVERSARY VALUE V EXAMPLES

This Death Benefit is equal to the greatest of A, B or C:

A = Contract Value (minus Premium Based Charges, if applicable);

B = Premium Payments adjusted for partial Surrenders; and

C = Maximum Anniversary Value.

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                          TOTAL
                                                         PREMIUM
                                                         PAYMENTS
                       CONTRACT           PPA          (ADJUSTED BY          CONTRACT
   CONTRACT          VALUE(1)(2)        TRANSFER       SURRENDERS)            VALUE
     YEAR*               "A"            LIMIT(3)           "B"            PERFORMANCE(2)
-----------------------------------------------------------------------------------------
       0                $100,000           $5,000         $100,000               0.00%
       1                 102,120            5,106          100,000               2.12%
       2                 107,001            5,350          100,000               4.78%
       3                 105,664            5,350          100,000              -1.25%
       4                  96,260            5,350          100,000              -8.90%
       5                 106,425            5,350          100,000              10.56%

                                                               GUARANTEED
                                        MAXIMUM                  MINIMUM
                                      ANNIVERSARY             DEATH BENEFIT
                                    VALUE AT END OF             AT END OF
                                     EACH CONTRACT         EACH CONTRACT YEAR
   CONTRACT      ANNIVERSARY             YEAR             GREATEST OF "A", "B",
     YEAR*        VALUE(4)                "C"                    AND "C"
---------------  -----------------------------------------------------------------
       0                  -                    -                 $100,000
       1           $102,120             $102,120                  102,120
       2            107,001   (5)        107,001                  107,001
       3            105,664              107,001                  107,001
       4             96,260              107,001                  107,001
       5            106,425              107,001                  107,001

*   Contract Year "0" represents your Contract issue date.

(1)  Does not reflect a Premium Based Charge, if applicable.

(2) Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(3) The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.

(4) Anniversary Value each year is first established as the Contract Value on that Anniversary and is later be adjusted by subsequent Premium Payments transfers to and from the PPA and partial Surrenders, if applicable.

(5) Is the highest Anniversary Value and therefore is the Maximum Anniversary Value (MAV).

EXAMPLE 2: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000. AT THE END OF CONTRACT YEAR 2 YOU APPLY A SUBSEQUENT PREMIUM PAYMENT OF $50,000. IN CONTRACT YEAR 3 YOU TRANSFER $7,850, AN AMOUNT EQUAL TO THE PPA TRANSFER LIMIT, TO THE PPA. IN CONTRACT YEAR 5 YOU TAKE A PARTIAL SURRENDER FOR $10,000.

                                                           TOTAL
                                                          PREMIUM
                                                         PAYMENTS
                CONTRACT               PPA             (ADJUSTED BY
CONTRACT      VALUE(1)(2)           TRANSFER            SURRENDERS)
 YEAR*            "A"               LIMIT(3)                "B"
------------------------------------------------------------------------
 0               $100,000             $5,000              $100,000
 1                102,120              5,000               100,000
 2                157,001              5,106               150,000  (8)
 3                147,189              7,850               142,150  (10)
 4                134,089              7,458               142,150
 5                130,324              7,458               132,020  (6)

                                               MAXIMUM
                                             ANNIVERSARY              DEATH BENEFIT
                                           VALUE AT END OF              AT END OF
                                            EACH CONTRACT          EACH CONTRACT YEAR
CONTRACT           ANNIVERSARY                 YEAR(2)            GREATEST OF "A", "B",
 YEAR*              VALUE(4)                     "C"                     AND "C"
--------  --------------------------------------------------------------------------------
 0                      -                              -                 $100,000
 1               $133,989  (5)(6)(7)            $102,120                  102,120
 2                138,522  (5)(6)(7)(9)          157,001                  157,001
 3                136,700  (6)                   149,151                  149,151
 4                124,533  (6)                   149,151                  149,151
 5                130,324                        138,522                  138,522   (9)

*   Contract Year "0" represents your Contract issue date.

(1)  Does not reflect a Premium Based Charge, if applicable.

(2) Assumes annual performance on the Contract Value, as well as subsequent Premium Payment, transfers to and from the Personal Pension Account and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

APP A-20

-------------------------------------------------------------------------------

(3) The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.

(4) Anniversary Value each year is first established as the Contract Value on that Anniversary and is later be adjusted by subsequent Premium Payments, transfers to and from the Personal Pension Account and partial Surrenders, if applicable.

(5) The Contract Year 1 & 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.

(6) The $10,000 partial Surrender results in a factor of 0.92873 being applied to Premium Payments as well as all previous Anniversary Values. The factor of 0.92873 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $140,324).

(7) The $7,850 transfer to the Personal Pension Account results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values.

(8) Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(9) Is the Maximum Anniversary Value as adjusted by subsequent Premium Payments, transfers to and from the Personal Pension Account and partial Surrenders.

(10) Premium Payments of $150,000 are adjusted by the transfer to the Personal Pension Account of $7,850.

EXAMPLE 3: ASSUME THE SAME FACTS AS THE EXAMPLE ABOVE, EXCEPT THAT IN CONTRACT YEAR 3 YOU TRANSFER $10,000, AN AMOUNT IN EXCESS OF THE PPA TRANSFER LIMIT, TO THE PPA.

                                       PPA          PREMIUM
CONTRACT        CONTRACT            TRANSFER        PAYMENTS
 YEAR*      VALUE "A"(1)(2)         LIMIT(3)          "B"
------------------------------------------------------------------
 0               $100,000             $5,000         $100,000
 1                102,120              5,000          100,000
 2                157,001              5,106          150,000  (8)
 3                145,039              7,850          140,074  (10)
 4                132,130              7,349          140,074
 5                128,274              7,349          129,943  (6)

                                                                         MINIMUM
                                               MAXIMUM                 GUARANTEED
                                             ANNIVERSARY              DEATH BENEFIT
                                           VALUE AT END OF              AT END OF
                                            EACH CONTRACT          EACH CONTRACT YEAR
CONTRACT           ANNIVERSARY                 YEAR(2)            GREATEST OF "A", "B",
 YEAR*              VALUE(4)                     "C"                     AND "C"
--------  --------------------------------------------------------------------------------
 0                      -                              -                 $100,000
 1               $132,559  (5)(6)(7)            $102,120                  102,120
 2                136,344  (5)(6)(7)(9)          157,001                  157,001
 3                134,550  (6)                   146,973                  146,973
 4                122,575  (6)                   146,973                  146,973
 5                128,274                        136,344                  136,344   (9)

*   Contract Year "0" represents your Contract issue date.

(1)  Does not reflect a Premium Based Charge, if applicable.

(2) Assumes annual performance on the Contract Value, as well as subsequent Premium Payment, transfer to/from PPA, and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(3) The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.

(4) Anniversary Value each year is first established as the Contract Value on that Anniversary and is later adjusted by subsequent Premium Payments, transfers to and from the PPA, and partial Surrenders, if applicable.

(5) The Contract Year 1 & 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.

(6) The $10,000 partial Surrender results in a factor of 0.92768 being applied to Premium Payments as well as all previous Anniversary Values. The factor of 0.92768 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $138,274).

(7) The $10,000 transfer to the Personal Pension Account results in a dollar for dollar reduction to Premium Payments as well as all previous Anniversary Values up to the PPA Transfer Limit of $7,850 and then a factor of 0.98539 is applied. The factor of 0.98539 is derived by 1-(A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit $2,145; B is the Contract Value prior to the transfer $155,039; and C is the PPA Transfer Limit less any previous transfers to the PPA that contract year $7,850.

(8) Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(9) Is the Maximum Anniversary Value as adjusted by subsequent Premium Payments, transfers to/from Personal Pension Account, and partial Surrenders.

(10) Premium Payments of $150,000 are adjusted by the transfer to the PPA of $10,000.

                                                                    APP A-21

-------------------------------------------------------------------------------

EXAMPLE 4: MAXIMUM ANNIVERSARY VALUE V RIDER CHARGE EXAMPLE - ASSUME THE MAXIMUM ANNIVERSARY VALUE IS $102,120.00 AND PREMIUM PAYMENTS IS $100,000. THE CURRENT RIDER CHARGE IS 0.75%.

The current rider charge is assessed on the greater of the Maximum Anniversary Value or Premium Payments; therefore, the rider charge is $766, or $102,120 x 0.75%.

EXAMPLE 5: A PROPORTIONAL REDUCTION, IN THE FORM OF A FACTOR, IS APPLIED WHEN A TRANSFER TO THE PERSONAL PENSION ACCOUNT IN EXCESS OF THE TRANSFER LIMIT OCCURS OR WHEN A PARTIAL SURRENDER IS MADE.

The formula to calculate the proportional factor is 1 - ( A / B ):

A = The amount of the Surrender or transfer that exceeds a permissible limit, and

B = The Contract Value immediately prior to the transaction.

This example illustrates the impact of a transfer to the PPA in excess of the PPA Transfer Limit on the Maximum Anniversary Value V optional death benefit. Assume an amount equal to the PPA Transfer Limit has already been transferred during the Contract Year, and an additional amount of $10,000 is transferred to the PPA during the same Contract Year. Assume there have been no Surrenders and no prior excess transfers to the PPA.

     Values immediately prior to the partial Surrender:

       -   Your Contract Value is $140,000.

       -   Your total Premium Payments are $120,000.

       - Your Maximum Anniversary Value V component of your Death Benefit is $150,000.

       -   Your Personal Pension Account Benefit Balance is $6,000.

The factor for this transaction is 0.92857 and was derived from: 1 - ($10,000/$140,000).

     Values after the partial Surrender:

       -   Your Contract Value is $130,000.

       -   Your total Premium Payments are $120,000.

       - Your Premium Payments adjusted for partial Surrenders and excess transfers to the PPA are $111,429.

       - Your Maximum Anniversary Value V component of your death benefit is $139,286.

       -   Your PPA Benefit Balance is $16,000.

RETURN OF PREMIUM V EXAMPLES

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000. IN CONTRACT YEAR 2 YOU APPLY A SUBSEQUENT PREMIUM PAYMENT OF $50,000. IN CONTRACT YEAR 3 YOU TRANSFER $7,500.00, AN AMOUNT EQUAL TO THE PERSONAL PENSION ACCOUNT TRANSFER LIMIT, TO THE PERSONAL PENSION ACCOUNT. IN CONTRACT YEAR 5 YOU TAKE A PARTIAL SURRENDER FOR $10,000.

                                                                                 GUARANTEED
                                                                                  MINIMUM
                                              PPA                              DEATH BENEFIT
   CONTRACT            CONTRACT            TRANSFER        PREMIUM               AT END OF
     YEAR*           VALUE(1)(2)           LIMIT(3)        PAYMENTS          EACH CONTRACT YEAR
-------------------------------------------------------------------------------------------------
       0                $100,000                            $100,000               $100,000
       1                 102,120             $5,000          100,000                102,120
       2                 157,001              5,000          150,000   (4)          157,001
       3                 147,539              7,500          142,500   (5)          147,539
       4                 134,408              7,125          142,500                142,500
       5                 130,658              7,125          132,369   (6)          132,369

        *   Contract Year "0" represents your Contract issue date.

        (1)  Does not reflect a Premium Based Charge, if applicable.

        (2) Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and partial Surrender activity.

        (3) The Transfer Limit set at each Contract Anniversary will equal 5% of Premium Payment(s).

        (4) Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

APP A-22

-------------------------------------------------------------------------------

                (5) Premium Payments of $150,000 are adjusted by the transfer to the PPA of $7,500.

                (6)  The $10,000 partial Surrender results in a factor of
                     0.92890 being applied to Premium Payments. After multiplying the factor of 0.92890 to $142,500, the adjusted Premium Payments equal $132,369. The factor of 0.92890 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $140,658).

EXAMPLE 2: ASSUME THE SAME FACTS AS THE EXAMPLE ABOVE, EXCEPT THAT IN CONTRACT YEAR 3 YOU TRANSFER $10,000, AN AMOUNT IN EXCESS OF THE PPA TRANSFER LIMIT, TO THE PERSONAL PENSION ACCOUNT.

                                                                                  MINIMUM
                                                                                 GUARANTEED
                                              PPA                              DEATH BENEFIT
   CONTRACT            CONTRACT            TRANSFER        PREMIUM               AT END OF
     YEAR*           VALUE(1)(2)           LIMIT(3)        PAYMENTS          EACH CONTRACT YEAR
-------------------------------------------------------------------------------------------------
       0                $100,000                            $100,000               $100,000
       1                 102,120             $5,000          100,000                102,120
       2                 157,001              5,000          150,000   (4)          157,001
       3                 145,039              7,500          140,085   (5)          145,039
       4                 132,130              7,004          140,085                140,085
       5                 128,274              7,004          129,954   (6)          129,954

*      Contract Year "0" represents your Contract issue date.

(1)    Does not reflect a Premium Based Charge, if applicable.

(2) Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and partial Surrender activity.

(3) The Transfer Limit set at each Contract Anniversary will equal 5% of Premium Payment(s).

(4) Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(5) The $10,000 transfer to the PPA results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values up to the PPA Transfer Limit of $7,500 and then a factor of 0.98305 is applied. The factor of 0.98305 is derived by 1-(A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit $2,500; B is the Contract Value prior to the transfer $155,039; and C is the Personal Pension Account Transfer Limit less any previous transfers to the PPA that Contract Year $7,500.

(6) The $10,000 partial Surrender results in a factor of 0.92890 being applied to Premium Payments. After multiplying the factor of 0.92768 to $140,085, the adjusted Premium Payments equal $129,954. The factor of
       0.92768 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $138,274).

EXAMPLE 3: A PROPORTIONAL REDUCTION, IN THE FORM OF A FACTOR, IS APPLIED WHEN A TRANSFER TO THE PERSONAL PENSION ACCOUNT IN EXCESS OF THE TRANSFER LIMIT OCCURS OR WHEN A PARTIAL SURRENDER IS MADE.

THE FORMULA TO CALCULATE THE PROPORTIONAL FACTOR IS 1 - ( A / B ):

A = THE AMOUNT OF THE SURRENDER OR TRANSFER THAT EXCEEDS A PERMISSIBLE LIMIT,
AND

B = THE CONTRACT VALUE IMMEDIATELY PRIOR TO THE TRANSACTION.

THIS EXAMPLE ILLUSTRATES THE IMPACT OF A PARTIAL SURRENDER ON ROP V IN A DOWN MARKET. ASSUME A PARTIAL SURRENDER TAKEN IN CONTRACT YEAR 2 EQUALS $5,000. ALL SURRENDERS REDUCE YOUR ROP V DEATH BENEFIT VALUE ON A PROPORTIONAL BASIS.

     Values immediately prior to the partial Surrender:

       -   Your Contract Value is $85,000.

       -   Your total Premium Payments are $100,000.

       -   Your ROP V Death Benefit value is $100,000.

The factor for this transaction is 0.94117 and was derived from: 1 - ($5,000/$85,000).

     Values after the partial Surrender:

       -   Your Contract Value is $80,000.

       -   Your total Premium Payments are $100,000.

       -   Your ROP V Death Benefit value is $94,118.

                                                                    APP A-23

-------------------------------------------------------------------------------


MAXIMUM DAILY VALUE EXAMPLES



EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000.



                                                                       MAXIMUM DAILY
   VALUATION      CONTRACT              MAXIMUM          PREMIUM        VALUE DEATH
     DAYS         VALUE(1)            DAILY VALUE        PAYMENTS        BENEFIT(2)
----------------------------------------------------------------------------------------
    Monday         $100,000              $100,000         $100,000         $100,000
    Tuesday          98,105               100,000          100,000          100,000
   Wednesday         98,887               100,000          100,000          100,000
   Thursday         101,321  (3)          101,321  (3)     100,000          101,321
    Friday          101,895  (3)          101,895  (3)     100,000          101,895
    Monday          103,676  (3)          103,676  (3)     100,000          103,676
    Tuesday         105,460  (3)          105,460  (3)     100,000          105,460
   Wednesday        105,120               105,460          100,000          105,460
   Thursday         103,895               105,460          100,000          105,460
    Friday          105,108               105,460          100,000          105,460



                (1)  Does not reflect Premium Based Charge, if applicable.



                (2) The Death Benefit under Maximum Daily Value pays the greatest value of (A) the Maximum Daily Value, adjusted for partial Surrenders and Transfers to the PPA; (B) the Premium Payments, adjusted for partial Surrenders and Transfers to the PPA; or (C) the Contract Value, less Premium Based Charge, if applicable.



                (3) The Maximum Daily Value component is equal to the greater of the Contract Value or the Maximum Daily Value as of the prior Valuation Day.



EXAMPLE 2: ASSUME YOU TAKE A PARTIAL SURRENDER ON THE FOLLOWING TUESDAY (PRIOR TO THE PARTIAL SURRENDER, THE CONTRACT VALUE WAS $103,385).



                                                                       MAXIMUM DAILY
   VALUATION      CONTRACT         MAXIMUM          PREMIUM             VALUE DEATH
     DAYS         VALUE(1)       DAILY VALUE        PAYMENTS              BENEFIT
----------------------------------------------------------------------------------------
    Monday         $102,568         $105,460         $100,000              $105,460
    Tuesday          98,385          100,360  (2)      95,164  (2)          100,360
   Wednesday         99,887          100,360           95,164               100,360
   Thursday          99,460          100,360           95,164               100,360
    Friday          101,052          101,052  (3)      95,164               101,052



                (1)  Does not reflect Premium Based Charge, if applicable.



                (2) The partial Surrender adjusts the Maximum Daily Value and Premium Payments components each by a factor of 0.95164. The factor is derived as [ 1 - ( $5,000 / $103,385 ) ].



                (3) The Maximum Daily Value continues to increase any day that the Contract Value exceeds the Maximum Daily Value as of the prior Valuation Day.



EXAMPLE 3: ASSUME THE SAME FACTS AS ABOVE, AND THAT YOU HAVE ELECTED DAILY LOCK INCOME BENEFIT AND HAVE A LIFETIME BENEFIT PAYMENT AVAILABLE OF $5,677 WHEN YOU TAKE THE PARTIAL SURRENDER OF $5,000.



                                                                       MAXIMUM DAILY
   VALUATION      CONTRACT         MAXIMUM          PREMIUM             VALUE DEATH
     DAYS         VALUE(1)       DAILY VALUE        PAYMENTS              BENEFIT
----------------------------------------------------------------------------------------
    Monday         $102,568         $105,460         $100,000              $105,460
    Tuesday          98,385          100,460  (2)      95,000  (2)          100,460
   Wednesday         99,887          100,460           95,000               100,460
   Thursday          99,460          100,460           95,000               100,460
    Friday          101,052          101,052           95,000               101,052



                (1)  Does not reflect Premium Based Charge, if applicable.

APP A-24

-------------------------------------------------------------------------------


                (2) The partial Surrender adjusts the Maximum Daily Value and Premium Payments components each by the dollar amount of the partial Surrender.



EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 3, BUT INSTEAD OF A PARTIAL SURRENDER YOU TRANSFER $5,000 TO THE PPA ON TUESDAY. THIS IS AN AMOUNT EQUAL TO THE APPLICABLE PPA TRANSFER LIMIT. THEN, ON THURSDAY AND DURING THE SAME CONTRACT YEAR, YOU TRANSFER ANOTHER $5,000 TO THE PPA (PRIOR TO THIS SECOND TRANSFER, THE CONTRACT VALUE IS $99,460).



                                                                       MAXIMUM DAILY
   VALUATION      CONTRACT         MAXIMUM          PREMIUM             VALUE DEATH
     DAYS         VALUE(1)       DAILY VALUE        PAYMENTS              BENEFIT
----------------------------------------------------------------------------------------
    Monday         $102,568         $105,460         $100,000              $105,460
    Tuesday          98,385          100,460  (2)      95,000  (2)          100,460
   Wednesday         99,887          100,460           95,000               100,460
   Thursday          94,460           95,410  (3)      90,224  (3)           95,410
    Friday           96,052           96,052           90,224                96,052



                (1)  Does not reflect Premium Based Charge, if applicable.



                (2) The Transfer to PPA adjusts the Maximum Daily Value and Premium Payments components each by the dollar amount of the Transfer.



                (3) The Transfer to PPA adjusts the Maximum Daily Value and Premium Payments components each by a factor of 0.94973. The factor is derived as [ 1 - ($5,000 / $99,460) ].



LEGACY LOCK EXAMPLES



  Your Legacy Lock is the greatest of Return of Premium V or Enhanced Return of Premium.



EXAMPLE 1: ASSUME YOUR INITIAL DEPOSIT IS $100,000. AT THE END OF CONTRACT YEAR 1, YOU SURRENDER $5,300, WHICH IS EQUAL TO THE FUTURE6 OR DAILY LOCK INCOME BENEFIT LIFETIME BENEFIT PAYMENT. IN CONTRACT YEAR 3, YOU SURRENDER $7,000, WHICH IS GREATER THAN THE LIFETIME BENEFIT PAYMENT OF $5,300.



                                                                        AFTER TRANSACTION
                                                           PREMIUM                ENHANCED RETURN
                CONTRACT VALUE                             PAYMENTS                  OF PREMIUM
 CONTRACT          PRIOR TO          CONTRACT            COMPONENT OF               COMPONENT OF
  YEAR*       TRANSACTIONS(1)(2)      VALUE                 ROP V                   LEGACY LOCK              LEGACY LOCK(1)
-----------------------------------------------------------------------------------------------------------------------------
    0               $100,000          $100,000              $100,000                   $100,000                  $100,000
    1                102,120           $96,820                94,810   (3)              100,000   (3)            $100,000
    2                101,448          $101,448                94,810                    100,000                  $101,448
    3                100,180           $93,180                88,185   (4)               98,208   (4)             $98,208
    4                 84,887           $84,887                88,185                     98,208                   $98,208
    5                 93,851           $93,851                88,185                     98,208                   $98,208



        *     Contract Year "0" represents your Contract issue date
        (1)   Does not reflect a Premium Based Charge, if applicable.
        (2) Assumes annual performance on the Contract Value, as well as partial Surrenders.
        (3) As a result of the Surrender, the Return of Premium V is adjusted by a proportional factor of 0.94810. This factor is derived by 1 -(A / B): A is the amount of the Surrender; and B is the Contract Value prior to the Surrender. Because the Surrender did not exceed the Lifetime Benefit Payment, the Legacy Lock is not adjusted.
        (4) As a result of the Surrender, the Return of Premium V is adjusted by a proportional factor of 0.93013. This factor is derived by 1 -(A / B): A is the amount of the Surrender; and B is the Contract Value prior to the Surrender. Because the Surrender was in excess of the Lifetime Benefit Payment, the Legacy Lock is adjusted by a proportional factor of 0.98208. This factor is derived by 1 - (A/(B-C)): A is the amount Surrendered in excess of the Lifetime Benefit Payment; B is the Contract Value prior to the Surrender; and C is the available Lifetime Benefit Payment prior to the Surrender.

                                                                    APP A-25

-------------------------------------------------------------------------------

EXAMPLE 2: ASSUME YOUR INITIAL DEPOSIT IS $100,000. IN CONTRACT YEAR 2, YOU TRANSFER $10,000 TO THE PPA; THIS AMOUNT IS IN EXCESS OF THE PPA TRANSFER LIMIT OF $5,600.


                                                                        AFTER TRANSACTION
                                                           PREMIUM                ENHANCED RETURN
                CONTRACT VALUE                             PAYMENTS                  OF PREMIUM
 CONTRACT          PRIOR TO          CONTRACT            COMPONENT OF               COMPONENT OF
  YEAR*       TRANSACTIONS(1)(2)      VALUE                 ROP V                   LEGACY LOCK               LEGACY LOCK
-----------------------------------------------------------------------------------------------------------------------------
    0               $100,000          $100,000              $100,000                   $100,000                  $100,000
    1                102,120          $102,120               100,000                    100,000                   102,120
    2                107,001           $97,001                90,304   (3)               90,304   (3)              97,001
    3                 95,789           $95,789                90,304                     90,304                    95,789
    4                 87,264           $87,264                90,304                     90,304                    90,304
    5                 96,479           $96,479                90,304                     90,304                    96,479


                *   Contract Year "0" represents your Contract issue date.

                (1)  Does not reflect a Premium Based Charge, if applicable.

                (2) Assumes annual performance on the Contract Value, as well as partial Surrender activity.


                (3) As a result of the transfer, both the Return of Premium V and Legacy Lock are adjusted. Each amount is first adjusted for the amount that does not exceed the PPA Transfer Limit ($5,600). Then, each value is adjusted by a proportional factor of 0.95660. This factor is derived as 1 - (A/(B-C)):
                     A is the amount transferred in excess of the PPA Transfer Limit; B is the Contract Value prior to the transfer; and C is the amount of the available PPA Transfer Limit prior to the transaction.


SAFETY PLUS EXAMPLES

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000. PRIOR TO YOUR FIRST CONTRACT ANNIVERSARY, YOU APPLY A SUBSEQUENT PREMIUM PAYMENT OF $50,000. IN CONTRACT YEAR 3 YOU APPLY AN ADDITIONAL SUBSEQUENT PREMIUM PAYMENT OF $15,000.

                                                     GUARANTEED             CREDIT TO
 CONTRACT    CONTRACT           PREMIUM             ACCUMULATION         CONTRACT VALUE,
  YEAR*     VALUE(1)(2)        PAYMENTS                BENEFIT               IF ANY
------------------------------------------------------------------------------------------
    0          $100,000          $100,000               $100,000
   0.5          145,000           150,000                150,000   (3)
    1           146,450           150,000                150,000
    2           158,166           150,000                150,000
    3           182,656   (4)     165,000   (4)          150,000   (4)
    4           160,737           165,000                150,000
    5           152,700           165,000                150,000
    6           166,443           165,000                150,000
    7           174,766           165,000                150,000
    8           157,289           165,000                150,000
    9           143,133           165,000                150,000
    10          135,976           165,000               $150,000              $14,024   (5)

        *     Contract Year "0" represents your Contract issue date.
        (1)   Does not reflect a Premium Based Charge, if applicable.
        (2) Assumes annual performance on the Contract Value, as well as subsequent Premium Payment activity.
        (3) The Guaranteed Accumulation Benefit of $100,000 is adjusted by the subsequent Premium Payment in the first Contract Year of $50,000.
        (4) The Guaranteed Accumulation Benefit of $150,000 is not adjusted by the subsequent Premium Payment in the third Contract Year of $15,000.

APP A-26

-------------------------------------------------------------------------------

        (5) On the rider maturity date, a credit equal to the difference in the Contract Value and the Guaranteed Accumulation Benefit is applied to the Contract Value to bring the Contract Value equal to the Guaranteed Accumulation Benefit $150,000.

EXAMPLE 2: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000. IN CONTRACT YEAR 1 YOU TRANSFER $5,000, AN AMOUNT EQUAL TO THE PPA TRANSFER LIMIT, TO THE PPA. AFTER THE RIDER MATURITY DATE, BUT PRIOR TO THE ELEVENTH CONTRACT ANNIVERSARY, YOU TRANSFER AN AMOUNT EQUAL TO YOUR CONTRACT VALUE TO THE PPA.

                                       GUARANTEED          CREDIT TO
 CONTRACT         CONTRACT            ACCUMULATION      CONTRACT VALUE,      PPA ACCUMULATION
  YEAR*         VALUE(1)(2)             BENEFIT              IF ANY             BALANCE(3)
-------------------------------------------------------------------------------------------------
    0              $100,000              $100,000                                     $5,000
    1                90,950                95,000   (4)                                5,150
    2                98,226                95,000                                      5,304
    3               104,119                95,000                                      5,464
    4                91,625                95,000                                      5,627
    5                87,044                95,000                                      5,796
    6                94,878                95,000                                      5,970
    7                99,622                95,000                                      6,149
    8               105,101                95,000                                      6,334
    9                98,690                95,000                                      6,524
    10               95,729                95,000              $0    (5)               6,720
    11                    0                     0                                    111,064   (6)

        *     Contract Year "0" represents your Contract issue date.

        (1)   Does not reflect a Premium Based Charge, if applicable.
        (2) Assumes annual performance on the Contract Value, as well as transfer to the PPA activity.
        (3) Assumes a Credited Interest Rate of 3% is applied to the PPA Accumulation Balance.
        (4) The Guaranteed Accumulation Benefit of $100,000 is adjusted by the transfer to the PPA in the first Contract Year of $5,000.
        (5) On the rider maturity date, a credit is not applied to the Contract Value since the Contract Value exceeds the Guaranteed Accumulation Benefit.
        (6) An amount equal to $104,345 is transferred to the PPA; this amount is equal to the entire Contract Value and assumes investment performance of 9.0% since the 10th Contract Anniversary. $95,000 of the total $104,345 transferred will receive maximum guaranteed Payout Purchase Rates with a one-time increase to the Payout Purchase Rate (referred to as an Income Enhancer). The remaining $9,345 transferred will receive then current maximum guaranteed Payout Purchase Rates. Please Section 7, Safety Plus, "Does your Benefit Base Change Under the Rider."

                                                                    APP A-27

-------------------------------------------------------------------------------

EXAMPLE 3: ASSUME AN INITIAL CONTRIBUTION OF $100,000, AND DURING CONTRACT YEAR 4 YOU MAKE A PARTIAL SURRENDER OF $7,000.

                                                                                                                  GUARANTEED
                              CONTRACT                                      CONTRACT            PARTIAL          ACCUMULATION
                                YEAR*                                      VALUE(1)(2)         SURRENDER            BENEFIT
---------------------------------------------------------------------------------------------------------------------------------
                                  0                                          $100,000                 -             $100,000
                                  1                                            93,000                 -              100,000
                                  2                                            84,630                 -              100,000
                                  3                                            88,862                 -              100,000
                                  4                                            94,193            $7,000               92,568  (2)
                                  5                                            97,961                 -               92,568
                                  6                                            96,002                 -               92,568
                                  7                                           102,722                 -               92,568
                                  8                                           110,940                 -               92,568
                                  9                                           105,393                 -               92,568
                                 10                                           106,447                 -               92,568  (3)

        *   Contract Year "0" represents your Contract issue date.

        (1)  Does not reflect a Premium Based Charge, if applicable

        (2) The partial Surrender of $7,000 reduces the Guaranteed Accumulation Benefit by a factor of 0.92568, The factor is derived from 1 - ($7,000 / $94,193).

        (3) Because the Guaranteed Accumulation Benefit is less than the Contract Value on the tenth Anniversary, there would be no adjustment applied. The Safety Plus rider would subsequently terminate.

EXAMPLE 4: A PROPORTIONAL REDUCTION, IN THE FORM OF A FACTOR, IS APPLIED WHEN A TRANSFER TO THE PPA IN EXCESS OF THE TRANSFER LIMIT OCCURS OR WHEN A PARTIAL SURRENDER IS MADE. THE FORMULA TO CALCULATE THE PROPORTIONAL FACTOR IS 1 - (A /
B):

A = THE AMOUNT OF THE SURRENDER OR TRANSFER THAT EXCEEDS A PERMISSIBLE LIMIT,
AND

B = THE CONTRACT VALUE IMMEDIATELY PRIOR TO THE TRANSACTION.

THIS EXAMPLE ILLUSTRATES THE IMPACT OF A PARTIAL SURRENDER ON THE SAFETY PLUS RIDER IN A DOWN MARKET. ASSUME A PARTIAL SURRENDER TAKEN IN CONTRACT YEAR 4 EQUALS $8,000. ALL SURRENDERS REDUCE THE GUARANTEED ACCUMULATION BENEFIT VALUE ON A PROPORTIONAL BASIS.

     Values immediately prior to the partial Surrender:

       -   Your Contract Value is $90,000.

       -   Your total Premium Payments are $100,000.

       -   Your Guaranteed Accumulation Benefit value is $100,000.

The factor for this transaction is 0.911111 and was derived from: 1 - ($8,000/$90,000).

     Values after the partial Surrender:

       -   Your Contract Value is $82,000.

       -   Your total Premium Payments are $100,000.

       -   Your Guaranteed Accumulation Benefit value is $91,111.

APP A-28

-------------------------------------------------------------------------------

FUTURE5 AND FUTURE6 EXAMPLES

Future 5 and Future6 operate similarly except vary by Deferral Bonus, fees and investment restrictions. The following benefit features illustrated below apply to Future5 and Future6 interchangeably.

EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000. YOUR CONTRACT VALUE, PAYMENT BASE AND BONUS BASE ARE ALL EQUAL TO $100,000. YOU HAVE ELECTED FUTURE5 -SINGLE LIFE, AND BASED ON YOUR AGE OF 60 YOU INITIAL WITHDRAWAL PERCENTAGE IS AT 4%. IN CONTRACT YEARS 7, 9, 11 AND 12 YOU TAKE PARTIAL SURRENDER OF THE AMOUNT EQUAL TO YOUR AVAILABLE LIFETIME BENEFIT PAYMENT. IN CONTRACT YEAR 10, YOU TAKE A PARTIAL SURRENDER OF $10,000.

CONTRACT                       CONTRACT            DEFERRAL           WITHDRAWAL
 YEAR*         AGE           VALUE(1)(2)             BONUS            PERCENTAGE
------------------------------------------------------------------------------------
 0              60              $100,000                 $0                 4%
 1              61                93,930              5,000                 4%
 2              62               101,632              5,000                 4%
 3              63               106,694              5,000                 4%
 4              64               118,408              5,000                 4%
 5              65               125,726              5,000                 5%
 6              66               137,306              6,286                 5%
 7              67               127,722              6,865                 5%
 8              68               126,683                  0                 5%
 9              69               134,538                  0                 5%
 10             70               138,025                  0                 5%
 11             71               140,955                  0                 5%
 12             72               141,319                  0                 5%

              LIFETIME                              PAYMENT BASE AT        BONUS BASE AT
CONTRACT       BENEFIT            SURRENDER           END OF EACH           END OF EACH
 YEAR*         PAYMENT             AMOUNT            CONTRACT YEAR         CONTRACT YEAR
--------  ----------------------------------------------------------------------------------
 0              $4,000                   $0              $100,000              $100,000
 1               4,200                    0               105,000   (3)         100,000
 2               4,400                    0               110,000               100,000
 3               4,600                    0               115,000               100,000
 4               4,800                    0               120,000               100,000
 5               6,286   (4)              0               125,726   (5)         125,726   (5)
 6               6,865                    0               137,306               137,306
 7               7,209                7,209   (6)         144,171                     0   (6)
 8               7,209                    0               144,171                     0
 9               7,209                7,209               144,171                     0
 10              7,209               10,000   (7)         141,094   (7)               0
 11              7,055                7,055               141,094                     0
 12              7,066                7,066               141,319                     0

    *   Contract Year "0" represents your Contract issue date.

    (1) Assumes annual performance on the Contract Value and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

    (2)  Does not reflect a Premium Based Charge, if applicable.

    (3) The Deferral Bonus is applied to the Payment Base on Contract Anniversaries 1, 2, 3 and 4.

    (4) The Lifetime Benefit Payment increases as the result of the increases in the Payment Base. Additionally, because no Surrenders have been taken, the Withdrawal Percentage increases to 5% upon attaining the age of 65.

    (5) Applies a Market Increase to the Payment Base and the Bonus Base on Contract Anniversaries 5 and 6 because the Contract Value exceeds the Deferral Bonus Base.

    (6) A partial Surrender equal to the Lifetime Benefit Payment does not impact the Payment Base or Lifetime Benefit Payment, but as the first Surrender it resets the Bonus Base to $0 and there are no subsequent Deferral Bonus opportunities.

    (7) A partial Surrender of $10,000 is in excess of the Lifetime Benefit Payment; the Payment Base is reset by a factor of 0.97866 derived from 1 - ($2,791 / ($138,025 - $7,209)).

                                                                    APP A-29

-------------------------------------------------------------------------------

EXAMPLE 2: ASSUME THE ELECTION OF FUTURE5 AND MAXIMUM ANNIVERSARY VALUE V, WITH AN INITIAL PREMIUM PAYMENT OF $100,000 AT AGE 65. IN CONTRACT YEAR 2, A TRANSFER TO THE PPA EQUAL TO THE TRANSFER LIMIT OCCURS. IN CONTRACT YEAR 4, A TRANSFER IN EXCESS OF THE TRANSFER LIMIT OCCURS.

                                                   MAV V DEATH
                               FUTURE5              BENEFIT AT
                             PAYMENT BASE          BEGINNING OF
                           AT BEGINNING OF             EACH              PPA TRANSFER
 CONTRACT     CONTRACT      EACH CONTRACT            CONTRACT          LIMIT / LIFETIME
ANNIVERSARY   VALUE(1)           YEAR                  YEAR           BENEFIT PAYMENT(2)
-----------------------------------------------------------------------------------------
  0            $100,000         $100,000              $100,000                $5,000
  1              93,930          105,000               100,000                 5,250
  2             101,632          110,000               101,632                 5,500
  3             100,920          109,500               100,920                 5,475
  4             112,001          114,500               112,001                 5,725
  5             108,304          108,304               108,304                 5,415
  6             118,279          118,279               118,279                 5,914
  7             110,023          118,279               118,279                 5,914
  8             115,656          118,279               118,279                 5,914


                                   FUTURE5             MAV V DEATH
                                 PAYMENT BASE         BENEFIT AT END
 CONTRACT    TRANSFER           AT END OF EACH           OF EACH
ANNIVERSARY   TO PPA            CONTRACT YEAR         CONTRACT YEAR
-----------  ----------------------------------------------------------
  0                 $0              $100,000              $100,000
  1                  0               105,000               100,000
  2              5,500   (3)         104,500                96,132
  3                  0               109,500               100,920
  4             10,000   (4)         104,399   (4)         102,001   (4)
  5                  0               108,304               108,304
  6                  0               118,279               118,279
  7                  0               118,279               118,279
  8                  0               118,279               118,279

(1) Assumes annual performance on the Contract Value as well as transfers to/from PPA. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2) When Future5 is elected and the Lifetime Eligible Income Date has been attained, the prevailing PPA Transfer Limit for both optional benefits is equal to the Lifetime Benefit Payment. This is because the Future5 or Future6 Transfer Limit always prevails over any optional Death Benefit Transfer Limits.

(3) The transfer of $5,500 equals the PPA Transfer Limit; the Future5 Payment Base and MAV V Death Benefit is reduced by the dollar amount of the transfer.

(4) The transfer of $10,000 exceeds the PPA Transfer Limit; the Future5 Payment Base is first reduced by the dollar amount up to the PPA Transfer Limit, and then by a factor of 0.95977 (Derived from 1 - (($10,000 - $5,725) / ($112,001 - $5,725)). The MAV V is similarly reset, first by the dollar amount up to the Transfer Limit, and then by the same factor of 0.95977. This transaction also resets the Bonus Base to $0

(5)  Does not reflect a Premium Based Charge, if applicable.

EXAMPLE 3: A PROPORTIONAL REDUCTION, IN THE FORM OF A FACTOR, IS APPLIED WHEN A TRANSFER IS MADE TO THE PPA IN EXCESS OF THE PPA TRANSFER LIMIT OCCURS, OR WHEN A PARTIAL SURRENDER IS TAKEN IN EXCESS OF THE THRESHOLD PAYMENT OR LIFETIME BENEFIT PAYMENT, IF APPLICABLE. THE FACTOR CAN BE CALCULATED AS 1 - (A / ( B -
C):

A = THE AMOUNT OF THE SURRENDER OR TRANSFER THAT EXCEEDS THE THRESHOLD PAYMENT, LIFETIME BENEFIT PAYMENT, OR TRANSFER LIMIT,

B = THE CONTRACT VALUE IMMEDIATELY PRIOR TO THE TRANSACTION, AND

C = THE REMAINING THRESHOLD PAYMENT, LIFETIME BENEFIT PAYMENT OR TRANSFER LIMIT IMMEDIATELY PRIOR TO THE TRANSACTION.

THIS EXAMPLE ILLUSTRATES THE IMPACT OF A TRANSFER TO THE PPA IN EXCESS OF THE PPA TRANSFER LIMIT ON WITH FUTURE5 OR FUTURE6. ASSUME AN AMOUNT EQUAL TO THE PPA TRANSFER LIMIT HAS ALREADY BEEN TRANSFERRED DURING THE CONTRACT YEAR, AND AN ADDITIONAL AMOUNT OF $15,000 IS TRANSFERRED TO THE PPA DURING THE SAME CONTRACT YEAR. ASSUME THERE HAVE BEEN NO SURRENDERS AND NO PRIOR EXCESS TRANSFERS TO THE PPA.

     Values immediately prior to the partial Surrender:

       -   Your Contract Value is $200,000.

       -   Your total Premium Payments are $180,000.

       -   Your Payment Base is $225,000.

       -   Your Deferral Bonus Base is $210,000.

       -   Your Personal Pension Account Benefit Balance is $10,000.

APP A-30

-------------------------------------------------------------------------------

The factor for this transaction is 0.9250 and was derived from: 1 - ($15,000/$200,000).

     Values after the partial Surrender:

       -   Your Contract Value is $185,000.

       -   Your total Premium Payments are $180,000.

       -   Your Payment Base is $208,125.

       -   Your Deferral Bonus Base is $0.

       -   Your PPA Benefit Balance is $25,000.


DAILY LOCK INCOME BENEFIT EXAMPLES



EXAMPLE 1: ASSUME YOUR INITIAL PREMIUM PAYMENT IS $100,000, YOU ARE AGE 67, AND YOU ELECTED DAILY LOCK INCOME BENEFIT - SINGLE LIFE OPTION. NO PARTIAL SURRENDERS HAVE OCCURRED.



                                                  ANNIVERSARY                                 LIFETIME              PPA
   VALUATION      CONTRACT    PAYMENT               PAYMENT               DEFERRAL             BENEFIT           TRANSFER
     DAYS         VALUE(1)      BASE                  BASE               BONUS BASE            PAYMENT           LIMIT(2)
------------------------------------------------------------------------------------------------------------------------------
    Monday         $100,000    $100,000              $100,000              $100,000             $5,000             $5,000
    Tuesday          98,105     100,000               100,000               100,000              5,000              5,000
   Wednesday         98,887     100,000               100,000               100,000              5,000              5,000
   Thursday         101,321     101,321  (3)          100,000               100,000              5,066  (3)         5,000
    Friday          101,895     101,895  (3)          100,000               100,000              5,094  (3)         5,000
    Monday          103,676     103,676  (3)          100,000               100,000              5,183  (3)         5,000
    Tuesday         105,460     105,460  (3)          100,000               100,000              5,273  (3)         5,000
   Wednesday        105,120     105,460               100,000               100,000              5,273              5,000
   Thursday         103,895     105,460               100,000               100,000              5,273              5,000
    Friday          105,108     105,460               100,000               100,000              5,273              5,000



              (1)  Does not reflect Premium Based Charge, if applicable.



              (2)  PPA Transfer Limit does not increase due to Market Increases



              (3) When the Contract Value exceeds the Payment Base as of the prior Valuation Day, the Payment Base increases. As no partial Surrender has occurred, the Lifetime Benefit Payment also increases.



EXAMPLE 2: ASSUME THE SAME FACTS AS ABOVE, AND THE NEXT TUESDAY IS THE FIRST CONTRACT ANNIVERSARY.



                                                  ANNIVERSARY                                 LIFETIME              PPA
   VALUATION      CONTRACT    PAYMENT               PAYMENT               DEFERRAL             BENEFIT           TRANSFER
     DAYS         VALUE(1)      BASE                  BASE               BONUS BASE            PAYMENT             LIMIT
------------------------------------------------------------------------------------------------------------------------------
    Monday         $102,568    $105,460              $100,000              $100,000             $5,273             $5,000
    Tuesday         104,385     106,000  (2)          106,000               100,000              5,300              5,300  (3)
   Wednesday        105,887     106,000               106,000               100,000              5,300              5,300
   Thursday         105,460     106,000               106,000               100,000              5,300              5,300
    Friday          107,459     107,459               106,000               100,000              5,373              5,300



              (1)  Does not reflect Premium Based Charge, if applicable.



              (2) On the Contract Anniversary, a Deferral Bonus increase occurs because the sum of the Anniversary Payment Base as of the prior Valuation Day ($100,000) plus 6% of the Deferral Bonus Base as of the prior Valuation Day ($6,000) exceeds both the Payment Base as of the prior Valuation Day and the current Contract Value.



              (3) The PPA Transfer Limit is set on the Contract Anniversary to equal the applicable Withdrawal Percent (5%) times the Payment Base.

                                                                    APP A-31

-------------------------------------------------------------------------------


EXAMPLE 3: ASSUME THE SAME FACTS AS ABOVE, AND THE NEXT THURSDAY IS THE SECOND CONTRACT ANNIVERSARY. ADDITIONALLY, ON WEDNESDAY OF THE FOLLOWING WEEK YOU TAKE YOUR FIRST PARTIAL SURRENDER OF $473 THAT REPRESENTS ONE-TWELFTH OF YOUR LIFETIME BENEFIT PAYMENT (PRIOR TO THE PARTIAL SURRENDER, THE CONTRACT VALUE WAS $112,931).



                                                       ANNIVERSARY                                 LIFETIME              PPA
   VALUATION      CONTRACT         PAYMENT               PAYMENT               DEFERRAL             BENEFIT           TRANSFER
     DAYS         VALUE(1)           BASE                  BASE               BONUS BASE            PAYMENT             LIMIT
-----------------------------------------------------------------------------------------------------------------------------------
    Monday         $110,941         $110,941              $106,000              $100,000             $5,547             $5,300
    Tuesday         112,576          112,576               106,000               100,000              5,629              5,300
   Wednesday        111,892          112,576               106,000               100,000              5,629              5,300
   Thursday         113,540  (2)     113,540  (2)          113,540               113,540  (2)         5,677              5,677
    Friday          112,137          113,540               113,540               113,540              5,677              5,677
    Monday          111,244          113,540               113,540               113,540              5,677              5,677
    Tuesday         111,509          113,540               113,540               113,540              5,677              5,677
   Wednesday        112,458          113,540               113,540                     0  (3)         5,677              5,677
   Thursday         112,044          113,540               113,540                     0              5,677              5,677
    Friday          114,286          114,286  (4)          113,540                     0              5,677  (4)         5,677



              (1)  Does not reflect Premium Based Charge, if applicable.



              (2) On the Contract Anniversary, the Contract Value exceeds both the Payment Base as of the prior Valuation Day and the sum of the Anniversary Payment Base as of the prior Valuation Day ($106,000) plus 6% of the Deferral Bonus Base as of the prior Valuation Day ($6,000). There is no Deferral Bonus increase applied, but the Deferral Bonus Base increases to the Payment Base.



              (3) The Deferral Bonus Period terminates upon the partial Surrender, and the Deferral Bonus Base is zero.



              (4) Market Increases continue to occur to the Payment Base; however, following the first partial Surrender, the Lifetime Benefit Payment amount does not increase due to the Market Increase.



EXAMPLE 4: ASSUME THE SAME FACTS AS ABOVE, BUT INSTEAD YOU MAKE A PARTIAL SURRENDER OF $10,000 INSTEAD OF ONE-TWELFTH OF THE LIFETIME BENEFIT PAYMENT.



                                                  ANNIVERSARY                                 LIFETIME              PPA
   VALUATION      CONTRACT    PAYMENT               PAYMENT               DEFERRAL             BENEFIT           TRANSFER
     DAYS         VALUE(1)      BASE                  BASE               BONUS BASE            PAYMENT             LIMIT
------------------------------------------------------------------------------------------------------------------------------
    Monday         $111,244    $113,540              $113,540              $113,540             $5,677             $5,677
    Tuesday         111,509     113,540               113,540               113,540              5,677              5,677
   Wednesday        103,404     108,964  (2)          108,964  (2)                0  (2)         5,459  (2)         5,459  (2)
   Thursday         102,517     108,964               108,964                     0              5,459              5,459
    Friday          104,759     108,964               108,964                     0              5,459              5,459



              (1)  Does not reflect Premium Based Charge, if applicable.



              (2) The partial Surrender in excess of the Lifetime Benefit Payment adjusts the Payment Base and the Anniversary Payment Base by a factor of 0.95969. The factor is derived as [1 - ( ($10,000 - $5,677) / ($112,931 - $5,677) ) ]. Upon the excess partial Surrender, the Lifetime Benefit Payment and PPA Transfer Limit values are reset. There is zero Lifetime Benefit Payment available.

                                                                     APP B-1

-------------------------------------------------------------------------------

APPENDIX B - ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. A table showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits is shown in the Statement of Additional Information, which you may obtain free of charge by contacting us.


[To be filed by Amendment]

                                                                     APP C-1

-------------------------------------------------------------------------------

APPENDIX C - FUND DATA

I. INVESTMENT OPTIONS (STANDARD)

FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 Invesco V.I. Balanced Risk Allocation   Long-term capital growth                     Invesco Advisers, Inc.
  Fund - Series II
 Invesco V.I. Core Equity Fund - Series  Seeks long-term growth of capital            Invesco Advisers, Inc.
  II
 Invesco V.I. International Growth Fund  Seeks long-term growth of capital            Invesco Advisers, Inc.
  - Series II
 Invesco V.I. Mid Cap Core Equity Fund   Seeks long-term growth of capital            Invesco Advisers, Inc.
  - Series II
 Invesco V.I. Small Cap Equity Fund -    Seeks long-term growth of capital            Invesco Advisers, Inc.
  Series II
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 AllianceBernstein VPS Balanced Wealth   Maximize total return consistent with        ABIS - AllianceBernstein Investor Services,
  Strategy Portfolio - Class B           Advisor's determination of reasonable risk   Inc.
 AllianceBernstein VPS Small/Mid Cap     Seeks long-term growth of capital            ABIS - AllianceBernstein Investor Services,
  Value Portfolio - Class B                                                           Inc.
AMERICAN CENTURY VARIABLE PORTFOLIOS,
INC.
 American Century VP Growth Fund -       The fund seeks long-term capital growth      American Century Investment Management,
  Class II                                                                            Inc.
 American Century VP Mid Cap Value Fund  The fund seeks long-term capital growth      American Century Investment Management,
  - Class II                             Income is a secondary objective              Inc.
 American Century VP Value Fund - Class  The fund seeks long-term capital growth      American Century Investment Management,
  II                                     with income as a secondary objective         Inc.
BLACKROCK VARIABLE SERIES FUNDS, INC.
 BlackRock Capital Appreciation V.I.     Seeks long-term growth of capital            BlackRock Advisors, Inc.
  Fund - Class III                                                                    Sub-advised by BlackRock Investment
                                                                                      Management, LLC
 BlackRock Equity Dividend V.I. Fund -   Seeks long-term total return and current     BlackRock Advisors, LLC
  Class III                              income                                       Sub-advised by BlackRock Investment
                                                                                      Management, LLC
 BlackRock Global Allocation V.I. Fund   Seeks high total investment return           BlackRock Advisors, LLC
  - Class III                                                                         Sub-advised by BlackRock Investment
                                                                                      Management, LLC and BlackRock International
                                                                                      Limited
FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS
 Fidelity(R) VIP Contrafund(R)           Seeks long-term capital appreciation         Fidelity Management & Research Company
  Portfolio - Service Class 2                                                         Sub-advised by FMR Co., Inc. and other
                                                                                      Fidelity affiliates
 Fidelity(R) VIP Mid Cap Portfolio -     Long-term growth of capital with current     Fidelity Management & Research Company
  Service Class 2                        income as a secondary consideration          Sub-advised by FMR Co., Inc. and other
                                                                                      Fidelity affiliates
 Fidelity(R) VIP Strategic Income        Seeks a high level of current income. The    Fidelity Investments Money Management
  Portfolio - Service Class 2            fund may also seek capital appreciation

APP C-2

-------------------------------------------------------------------------------

FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Income Securities Fund -       Seeks to maximize income while maintaining   Franklin Advisers, Inc.
  Class 4                                prospects for capital appreciation
 Franklin Rising Dividends Securities    Seeks long-term capital appreciation with    Franklin Advisory Services, LLC
  Fund - Class 4                         preservation of capital as an important
                                         consideration
 Franklin Small Cap Value Securities     Seeks long-term total return                 Franklin Advisory Services, LLC
  Fund - Class 4
 Franklin Strategic Income Securities    Seeks a high level of current income, with   Franklin Advisers, Inc.
  Fund - Class 4                         capital appreciation over the long term as
                                         a secondary goal
 Mutual Global Discovery Securities      Seeks capital appreciation                   Franklin Mutual Advisers, LLC
  Fund - Class 4                                                                      Sub-advised by Franklin Templeton
                                                                                      Investment Management Limited
 Mutual Shares Securities Fund - Class   Capital appreciation, with income as a       Franklin Mutual Advisers, LLC
  4                                      secondary goal
 Templeton Foreign Securities Fund -     Seeks long-term capital growth               Templeton Investment Counsel, LLC
  Class 4
 Templeton Global Bond Securities Fund   Seeks high current income, consistent with   Franklin Advisers, Inc.
  - Class 4                              preservation of capital, with capital
                                         appreciation as a secondary consideration
 Templeton Growth Securities Fund -      Seeks long-term capital growth               Templeton Global Advisors Limited
  Class 4                                                                             Sub-advised by Templeton Asset Management
                                                                                      Ltd. and Franklin Templeton Investments
                                                                                      (Asia) Limited
HARTFORD HLS SERIES FUND II, INC.
 Hartford Growth Opportunities HLS Fund  Seeks capital appreciation                   HL Investment Advisors, LLC
  - Class IB                                                                          Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford U.S. Government Securities     Seeks to maximize total return while         HL Investment Advisors, LLC
  HLS Fund - Class IB                    providing shareholders with a high level of  Sub-advised by Hartford Investment
                                         current income consistent with prudent       Management Company
                                         investment risk
HARTFORD SERIES FUND, INC.
 American Funds Blue Chip Income and     Seeks to produce income exceeding the        HL Investment Advisors, LLC
  Growth HLS Fund - Class IB             average yield on U.S. stocks generally and
                                         to provide an opportunity for growth of
                                         principal consistent with sound common
                                         stock investing
 American Funds Bond HLS Fund - Class    Seeks to maximize current income and         HL Investment Advisors, LLC
  IB                                     preservation of capital
 American Funds Global Bond HLS Fund -   Seeks a high level of total return over the  HL Investment Advisors, LLC
  Class IB                               long term
 American Funds Global Growth and        Seeks growth of capital over time and        HL Investment Advisors, LLC
  Income HLS Fund - Class IB             current income
 American Funds Global Small             Seeks growth of capital over time            HL Investment Advisors, LLC
  Capitalization HLS Fund - Class IB
 American Funds Growth HLS Fund - Class  Seeks growth of capital                      HL Investment Advisors, LLC
  IB

                                                                     APP C-3

-------------------------------------------------------------------------------

FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
 American Funds Growth-Income HLS Fund   Seeks long-term growth of capital and        HL Investment Advisors, LLC
  - Class IB                             income over time
 American Funds International HLS Fund   Seeks long-term growth of capital            HL Investment Advisors, LLC
  - Class IB
 American Funds New World HLS Fund -     Seeks long-term capital appreciation         HL Investment Advisors, LLC
  Class IB
 Hartford Capital Appreciation HLS Fund  Seeks growth of capital                      HL Investment Advisors, LLC
  - Class IB                                                                          Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford Disciplined Equity HLS Fund -  Seeks growth of capital                      HL Investment Advisors, LLC
  Class IB                                                                            Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford Dividend and Growth HLS Fund   Seeks a high level of current income         HL Investment Advisors, LLC
  - Class IB                             consistent with growth of capital            Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford Global Research HLS Fund -     Seeks long-term capital appreciation         HL Investment Advisors, LLC
  Class IB                                                                            Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford Growth HLS Fund - Class IB     Seeks long-term capital appreciation         HL Investment Advisors, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford High Yield HLS Fund - Class    Seeks high current income with growth of     HL Investment Advisors, LLC
  IB                                     capital as a secondary objective             Sub-advised by Hartford Investment
                                                                                      Management Company
 Hartford Index HLS Fund - Class IB      Seeks to provide high current income, and    HL Investment Advisors, LLC
                                         long-term total return                       Sub-advised by Hartford Investment
                                                                                      Management Company
 Hartford International Opportunities    Seeks long-term growth of capital            HL Investment Advisors, LLC
  HLS Fund - Class IB                                                                 Sub-advised by Wellington Management
                                                                                      Company, LLP
 Hartford Money Market HLS Fund - Class  Maximum current income consistent with       HL Investment Advisors, LLC
  IB*                                    liquidity and preservation of capital        Sub-advised by Hartford Investment
                                                                                      Management Company
 Hartford Portfolio Diversifier HLS      The Fund seeks to replicate the performance  HL Investment Advisors, LLC
  Fund - Class IB                        of the Portfolio Diversifier Benchmark       Sub-advised by Hartford Investment
                                                                                      Management Company
 Hartford Total Return Bond HLS Fund -   Seeks a competitive total return, with       HL Investment Advisors, LLC
  Class IB                               income as a secondary objective              Sub-advised by Hartford Investment
                                                                                      Management Company
 Hartford Value HLS Fund - Class IB      Seeks long-term total return                 HL Investment Advisors, LLC
                                                                                      Sub-advised by Wellington Management
                                                                                      Company, LLP
LORD ABBETT SERIES FUND, INC.
 Lord Abbett Bond-Debenture Portfolio -  High current income and the opportunity for  Lord, Abbett & Co. LLC
  Class VC                               capital appreciation to produce a high
                                         total return
 Lord Abbett Fundamental Equity          Long-term growth of capital and income       Lord, Abbett & Co. LLC
  Portfolio - Class VC                   without excessive fluctuations in market
                                         value
 Lord Abbett Growth and Income           Long-term growth of capital and income       Lord, Abbett & Co. LLC
  Portfolio - Class VC                   without excessive fluctuations in market
                                         value

APP C-4

-------------------------------------------------------------------------------

FUNDING OPTION                                  INVESTMENT OBJECTIVE SUMMARY                INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Growth Series - Service Class    Seeks capital appreciation                   MFS Investment Management
 MFS(R) New Discovery Series - Service   Seeks capital appreciation                   MFS Investment Management
  Class
 MFS(R) Research Bond Series - Service   Total return with an emphasis on high        MFS Investment Management
  Class                                  current income, but also considering
                                         capital appreciation
 MFS(R) Total Return Series - Service    Seeks total return                           MFS Investment Management
  Class
 MFS(R) Value Series - Service Class     Seeks capital appreciation                   MFS Investment Management
PIMCO EQUITY SERIES VIT
 PIMCO EqS Pathfinder Portfolio -        The Portfolio seeks capital appreciation     Pacific Investment Management Company LLC
  Advisor Class
PIMCO VARIABLE INSURANCE TRUST
 PIMCO All Asset Portfolio - Advisor     The Portfolio seeks maximum real return,     PIMCO Research Affiliates
  Class                                  consistent with preservation of real
                                         capital and prudent investment management
 PIMCO Global-Multi Asset Portfolio -    The Portfolio seeks total return which       Pacific Investment Management Company LLC
  Advisor Class                          exceeds that of a blend of 60% MSCWorld
                                         Index/40% Barclays Capital U.S. Aggregate
                                         Index
PUTNAM VARIABLE TRUST
 Putnam VT Equity Income Fund - Class    Capital growth and current income            Putnam Investment Management, LLC
  IB
 Putnam VT Investors Fund - Class IB     Long-term growth of capital and any          Putnam Investment Management, LLC
                                         increased income that results from this
                                         growth
 Putnam VT Voyager Fund - Class IB       Capital appreciation                         Putnam Investment Management, LLC
 Fixed Accumulation Feature**            Preservation of capital                      N/A

* In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.

** The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature. The Fixed Accumulation Feature is currently not available to C Share and I Share products.

                                                                     APP C-5

-------------------------------------------------------------------------------

II. INVESTMENT OPTIONS (PROPRIETARY)

WELLS FARGO VARIABLE TRUST FUNDS
 Wells Fargo Advantage VT International     Seeks long-term capital appreciation         Wells Fargo Funds Management, LLC
  Equity Fund - Class 2                                                                  Sub-advised by Wells Capital Management
                                                                                         Incorporated
 Wells Fargo Advantage VT Intrinsic Value   Seeks long-term capital appreciation         Wells Fargo Funds Management, LLC
  Fund - Class 2                                                                         Sub-advised by Wells Capital Management
                                                                                         Incorporated
 Wells Fargo Advantage VT Omega Growth      Seeks long-term capital appreciation         Wells Fargo Funds Management, LLC
  Fund - Class 2                                                                         Sub-advised by Wells Capital Management
                                                                                         Incorporated
 Wells Fargo Advantage VT Opportunity Fund  Seeks long-term capital appreciation         Wells Fargo Funds Management, LLC
  - Class 2                                                                              Sub-advised by Wells Capital Management
                                                                                         Incorporated
 Wells Fargo Advantage VT Small Cap Growth  Seeks long-term capital appreciation         Wells Fargo Funds Management, LLC
  Fund - Class 2                                                                         Sub-advised by Wells Capital Management
                                                                                         Incorporated
 Wells Fargo Advantage VT Small Cap Value   Seeks long-term capital appreciation         Wells Fargo Funds Management, LLC
  Fund - Class 2                                                                         Sub-advised by Wells Capital Management
                                                                                         Incorporated

                                                                     APP D-1

-------------------------------------------------------------------------------

APPENDIX D - OPTIONAL RIDER INVESTMENT RESTRICTIONS

If you elect Future6 or Safety Plus, you must choose one of the following models*. The models will be re-balanced monthly.

                  PERSONAL PROTECTION PORTFOLIOS (11/14/2011)

HARTFORD STRATEGY

Hartford Portfolio Diversifier HLS Fund                                      50%
Hartford Capital Appreciation HLS Fund                                       20%
Hartford Dividend and Growth HLS Fund                                        20%
Hartford International Opportunities HLS Fund                                10%
TOTAL                                                                       100%

AMERICAN STRATEGY

Hartford Portfolio Diversifier HLS Fund                                      50%
American Funds Growth HLS Fund                                               20%
American Funds Growth-Income HLS Fund                                        20%
American Funds International HLS Fund                                        10%
TOTAL                                                                       100%

FRANKLIN STRATEGY

Hartford Portfolio Diversifier HLS Fund                                      50%
Templeton Growth Securities Fund                                             20%
Mutual Shares Securities Fund                                                20%
Franklin Rising Dividends Securities Fund                                    10%
TOTAL                                                                       100%

FOUR FOR CORE STRATEGY

Hartford Portfolio Diversifier HLS Fund                                      50%
American Funds Growth-Income HLS Fund                                        20%
Invesco V.I. Core Equity Fund                                                20%
Hartford International Opportunities HLS Fund                                10%
TOTAL                                                                       100%

FOUR FOR FLEXIBILITY STRATEGY

Hartford Portfolio Diversifier HLS Fund                                      50%
BlackRock Equity Dividend V.I. Fund                                          18%
BlackRock Capital Appreciation V.I. Fund                                     17%
PIMCO EqS Pathfinder Portfolio                                               15%
TOTAL                                                                       100%

APP D-2

-------------------------------------------------------------------------------

             PERSONAL PROTECTION PORTFOLIOS (11/14/2011), CONTINUED

FOUR FOR GROWTH STRATEGY

Hartford Portfolio Diversifier HLS Fund                                      50%
Lord Abbett Fundamental Equity Portfolio                                     20%
American Funds Growth HLS Fund                                               20%
Invesco V.I. International Growth Fund                                       10%
TOTAL                                                                       100%

FOUR FOR VALUE STRATEGY

Hartford Portfolio Diversifier HLS Fund                                      50%
American Funds Blue Chip Income and Growth HLS Fund                          20%
Hartford Value HLS Fund                                                      20%
Templeton Foreign Securities Fund                                            10%
TOTAL                                                                       100%

DIVERSI-FIVE STRATEGY

Hartford Portfolio Diversifier HLS Fund                                      50%
Fidelity VIP Contrafund Portfolio                                            20%
Invesco V.I. International Growth Fund                                        5%
MFS Value Series                                                             20%
Templeton Foreign Securities Fund                                             5%
TOTAL                                                                       100%

FIVE FOR BALANCE STRATEGY

Hartford Portfolio Diversifier HLS Fund                                      50%
American Century VP Value Fund                                               20%
Putnam VT Voyager Fund                                                       20%
Invesco V.I. International Growth Fund                                        5%
Templeton Foreign Securities Fund                                             5%
TOTAL                                                                       100%

INDEX STRATEGY

Hartford Portfolio Diversifier HLS Fund                                      50%
Hartford Index HLS Fund                                                      50%
TOTAL                                                                       100%

WELLS FARGO DIVERSIFIER STRATEGY

Hartford Portfolio Diversifier HLS Fund                                      50%
Wells Fargo Advantage VT Omega Growth Fund                                   20%
Wells Fargo Advantage VT Intrinsic Value Fund                                20%
Wells Fargo Advantage VT International Equity Fund                           10%
TOTAL                                                                       100%

* For Future6, in the event that your Contract Value reduces below the minimum amount rule and you fail to transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days, we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

                                                                     APP D-3

-------------------------------------------------------------------------------

If you elect MAV V or Future5, you may choose to invest in either the Portfolio Planner Asset Allocation Models, the Investment Strategy Models or approved individual Sub-Accounts**. The Models will be re-balanced quarterly.

             PORTFOLIO PLANNER ASSET ALLOCATION MODELS (11/14/2011)

                                                                       MODERATE
FUND                              CONSERVATIVE        BALANCED          GROWTH           GROWTH
----------------------------------------------------------------------------------------------------
American Century VP Mid Cap
 Value Fund                               0%                0%               0%               2%
American Funds Growth HLS Fund            4%                6%               7%               8%
American Funds International
 HLS Fund                                 2%                4%               5%               5%
Fidelity VIP Mid Cap Portfolio            2%                3%               3%               2%
Franklin Strategic Income
 Securities Fund                          6%                4%               4%               3%
Hartford Capital Appreciation
 HLS Fund                                 3%                5%               6%               7%
Hartford Dividend and Growth
 HLS Fund                                 3%                5%               6%               7%
Hartford Growth Opportunities
 HLS Fund                                 3%                5%               6%               7%
Hartford High Yield HLS Fund             10%                5%               5%               5%
Hartford International
 Opportunities HLS Fund                   0%                0%               0%               4%
Hartford Total Return Bond HLS
 Fund                                    22%               17%              12%               7%
Invesco V.I. International
 Growth Fund                              2%                3%               4%               3%
Invesco V.I. Small Cap Equity
 Fund                                     2%                3%               2%               3%
MFS Research Bond Series                 22%               17%              13%              10%
MFS Value Series                          4%                6%               7%               8%
Templeton Foreign Securities
 Fund                                     2%                3%               4%               3%
Templeton Global Bond
 Securities Fund                         10%                7%               6%               5%
Wells Fargo Advantage VT
 Opportunity Fund                         3%                7%               8%               9%
Wells Fargo Advantage VT Small
 Cap Value Fund                           0%                0%               2%               2%
TOTAL                                   100%              100%             100%             100%

** For Future5, in the event that your Contract Value reduces below the minimum amount rule and you fail to transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days, we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

APP D-4

-------------------------------------------------------------------------------

                   INVESTMENT STRATEGIES MODELS (11/14/2011)

HARTFORD CHECKS AND BALANCES

Hartford Capital Appreciation HLS Fund                                       33%
Hartford Dividend and Growth HLS Fund                                        33%
Hartford Total Return Bond HLS Fund                                          34%
TOTAL                                                                       100%

FRANKLIN FOUNDING INVESTMENT STRATEGY

Franklin Income Securities Fund                                              34%
Mutual Shares Securities Fund                                                33%
Templeton Growth Securities Fund                                             33%
TOTAL                                                                       100%

AMERICAN GROWTH FOUNDATION STRATEGY

American Funds Bond HLS Fund                                                 30%
American Funds Global Small Capitalization HLS Fund                          10%
American Funds Growth HLS Fund                                               25%
American Funds Growth-Income HLS Fund                                        20%
American Funds International HLS Fund                                        15%
TOTAL                                                                       100%

CORE FOUR

American Funds International HLS Fund                                        25%
Franklin Income Securities Fund                                              25%
Hartford Growth Opportunities HLS Fund                                       25%
Hartford Total Return Bond HLS Fund                                          25%
TOTAL                                                                       100%

                                                                     APP D-5

-------------------------------------------------------------------------------

INDIVIDUAL SUB-ACCOUNTS 11/14/2011

AlianceBernstein VPS Balanced Wealth Strategy Portfolio
BlackRock Global Allocation V.I. Fund
Invesco V.I. Balanced Risk Allocation Fund
MFS Total Return Series
PIMCO All Asset Portfolio
PIMCO Global-Multi Asset Portfolio

To obtain a Statement of Additional Information, please complete the form below and mail to:


     The Hartford Wealth Management - Individual Annuities
     PO Box 14293
     Lexington, KY 40512-4293


Please send a Statement of Additional Information to me at the following address:

----------------------------------------------------------------
                              Name
----------------------------------------------------------------
                            Address
----------------------------------------------------------------
     City/State                                   Zip Code

Contract Name
Issue Date

                                     PART B

                        HARTFORD LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

               HARTFORD'S PERSONAL RETIREMENT MANAGER SELECT III

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to:


The Hartford Wealth Management - Individual Annuities
PO Box 14293
Lexington, KY 40512-4293



Date of Prospectus: May 1, 2012
Date of Statement of Additional Information: May 1, 2012


TABLE OF CONTENTS


GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                             [TO BE FILED BY AMENDMENT]
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
  Additional Payments                                                          2
PERFORMANCE RELATED INFORMATION                                                3
  Total Return for all Sub-Accounts                                            3
  Yield for Sub-Accounts                                                       4
  Money Market Sub-Accounts                                                    4
  Additional Materials                                                         5
  Performance Comparisons                                                      5
FINANCIAL STATEMENTS                                  [TO BE FILED BY AMENDMENT]

2

-------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


[To be filed by Amendment]


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. (HSD). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2010: $16,548,405; 2009: $17,275,597; and 2008: $53,980,236.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

As stated in the prospectus, we (or our affiliates) pay Additional Payments to Financial Intermediaries. In addition to the Financial Intermediaries listed in the prospectus with whom we have an ongoing contractual arrangement to make Additional Payments, listed below are all Financial Intermediaries that received Additional Payments with at least a $100 value in 2010 of items such as sponsorship of meetings, education seminars, and travel and entertainment, whether or not an ongoing contractual relationship exists.

A & F Financial Securities, Inc., Addison Avenue Federal C. U., AIG Financial Advisors, AIG Retirement Advisors, Inc., AIM Distributors, Inc., Allen & Company of Florida, Inc., Alliance Bernstein Investments, Inc., Amcore Investment Services, Inc., American Capital Partners LLC, American Investors Company, American Portfolios Financial Services, Ameriprise Financial Services, Inc., Ameritas Investment Corp., Amtrust Bank, Amtrust Investment Services, Inc., Anchor Bank, Anderson & Strudwick, Inc., Arvest Asset Management, Arvest Bank, Associated Bank, NA, Associated Investment Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Bancorpsouth Investment Services, Inc., BancWest Investment Services, Inc., Bank of Oklahoma, NA., Bank of the West, Bank Securities Association, Bankers & Investors Co., BankWest, Inc., Baxter CU, BB&T Investment Services, Inc., BCG Securities, Inc., Beneficial Investment Services, Bernard Herold & Co., Inc., BOSC, Inc., BPU Investment Management, Inc., Brewer Financial Services, LLC, Bruce A. Lefavi Securities, Inc., Cadaret, Grant & Co., Inc., Cambridge Investment Research, Inc., Cambridge Legacy Sec., LLC, Cantella & Co., Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Capital One Investments Services LLC, Carolina First Bank, CCF Investments, Inc., CCO Investment Services Corp., Centaurus Financial, Inc., Center Street Securities, Inc., Charles Schwab & Company, Inc, Chase Investments Services, Corp., Citadel Federal Credit Union, Citigroup Global Markets, Inc., City Securities Corporation, Columbia Bank, Comerica Securities, Commerce Brokerage Services, Inc., Commonwealth Financial Network, Compass Bank, Compass Brokerage, Inc., Crowell, Weedon & Co., Crown Capital Securities, LLP, CUE, Cuna Brokerage Services, Inc., Cuso Financial Services, LLP., Cutter & Company, Inc., D.A. Davidson & Company, David A. Noyes & Company, Delta Equity Services Corp., Diversified Resources, LLC, Dominion Investor Services, Inc., Donnelly Steen & Co., Eagle One Investments, LLC, Edward Jones, Emerson Equity, LLC, Essex Financial Services, Inc., Essex National Securities, Inc., Essex Savings Bank, Fairport Capital, Inc., FCG Advisors, Fifth Third Bank, Fifth Third Securities, Financial Network Investment Corp., Financial Security Management, Inc., Fintegra LLC, First Allied Securities, First Bank, First Citizens Bank & Trust Co., First Citizens Investor Services, First Commonwealth Bank, First Heartland Capital, Inc., First Liberty National Bank, First Midwest Securities, First National Bank of

-------------------------------------------------------------------------------

Omaha, First Niagara Bank, First Tennessee Bank, First Tennessee Brokerage, Inc., First Western Securities, Inc., FNIC F.I.D. Div., Foothill Securities, Inc., Foresters Equity Services, Inc., Franklin Templeton Dist., Inc., Frost Brokerage Services Inc., FSC Securities Corporation, FSIC, Fulton Bank, Fulton Financial Corp., GBS Financial Corp., Geneos Wealth Management, Inc., Genworth Financial Securities Corp., Gold Coast Securities, Inc., Great American Advisors, Inc., Greylock Federal Credit Union, Gunnallen Financial, Inc., GWN Securities, Inc., H. Beck, Inc., H. D. Vest Investment Services, Hamilton Cavanaugh & Associates, Inc., Harbour Investments, Inc., Harris Investor Services, Inc., Harris Investors, Harvest Capital LLC, Hazlett, Burt & Watson, Inc., Hefren - Tillotson / Masterplan, Hightower Securities LLC, Hornor, Townsend & Kent, Inc., HSBC Bank USA, National Association, HSBC Securities
(USA) Inc., Huntington Valley Bank, Huntleigh Securities Corp., Independent Financial Group, LLC, Indiana Merchant Banking & Brok., Infinex Investment, Inc., ING Financial Advisors, LLC, ING Financial Partners, InterSecurities Inc., Intervest Inter. Equities Corp., INVEST Financial Corporation, INVEST / Johnson Bank, Investacorp, Inc., Investment Center, Inc., Investment Centers of America, Investment Professionals, Inc., Investors Capital Corp., Investors Security Co., Inc., J.J.B. Hilliard, W.L. Lyons LLC, J. P. Turner & Company, LLC, J.W. Cole Financial, Inc., Janney Montgomery Scott, Inc., Joseph Gunnar & Co. LLC, KeyBank, NA, Key Investment Services, LLC., Kinecta Credit Union, KMS Financial Services, Inc., Kovack Securities, Inc., KW Securities Corporation, L.O. Thomas & Company, LaSalle Street Securities, Inc., Leigh Baldwin & Co., LLC, Liberty Group, LLC, Lincoln Financial Advisors Corp., Lincoln Financial Securities, Lincoln Investment Planning, Inc., Linsco / Private Ledger / Bank Div., Long Island Financial Group. LPL Financial Corporation, LPL Financial Services, LSY, Inc., M Holdings Securities, Inc., M & T Bank, M & T Securities, Inc., Manufacturers Bank & Trust Co., MB Financial Bank, NA, Merrill Lynch Inc., MetLife Securities, Inc., MidAmerica Financial Services, Inc., Money Concepts Capital Corp., Morgan Keegan & Co., Inc., Morgan Keegan FID Division, Morgan Stanley & Co., Inc., Morgan Stanley Smith Barney, Multi-Financial Securities Corp., Multiple Financial Services, Inc., Mutual Securities, Inc., Mutual Service Corp., National Penn Investors Trust, National Planning Corporation, National Securities Corp., Navy Federal Brokerage Services, Navy Federal Credit Union, NBC Securities, Inc., New England Securities Corp., NewAlliance Investments, Inc., Newbridge Securities Corp., Nexity Financial Services, Inc., Next Financial Group, Inc., NFP Securities, Inc., North Ridge Securities Corp., Northeast Securities, Inc., Northwestern Mutual Inv. Services, NRP Financial, Inc., Nutmeg Securities, Ltd., nuVision Financial Federal CU, OFG Financial Services, Inc., Ohio National Equities, Inc., OneAmerica Securities, Inc., Oppenheimer & Co., Inc., Pacific West Securities, Inc., Park Avenue Securities, LLC, Peak Investment, Peoples Securities, Inc., Pershing, PlanMember Securities Corp., PNC Bank Corp., PNC Investments LLC, Poca Valley Bank, Inc., Premier America Credit Union, Prime Capital Services, Inc., PrimeVest Financial Services, Princor Financial Service Corp., ProEquities, Inc., Professional Asset Management, Inc., Prospera Financial Services, Purshe Kaplan Sterling Investment, Putnam Investments, QA3 Financial Corp., Questar Capital Corp., Raymond James Financial Services, Inc., Raymond James & Associates Inc., Raymond James FID Division, RBC Bank, RBC Capital Markets Corp., RBC Dain FID Division, RBS Citizens, NA, Regal Securities, Inc., Resource Horizons Group, LLC, Robert
W. Baird & Co., Inc., Rogan & Associates, Inc., Royal Alliance Associates, Inc., Sagepoint Financial, Inc., Sammons Securities Company LLC, Sanders Morris Harris, Inc., SchoolsFirst FCU, Scott & Stringfellow, Inc., Securian Financial Services, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corporation, Signature Bank, Signature Securities Group, SII Investments, Smith Barney, Smith Barney Bank Advisor, South Valley Wealth Management, Southwest Securities, Inc., Sovereign Bank, Spectrum Capital Inc., StellarOne Wealth Management, Stephens, Inc., Sterne Agee & Leach, inc., Stifel, Nicolaus & Co., Inc., Summit Brokerage Services Inc., Summitalliance Securities, Sunset Financial Services, Inc., SunTrust Investment Services, Inc., Susquehanna Bank, SWBC Investment Company, Symetra Investment Services, Inc., Synergy Investment Group, Synovus Securities, TD Ameritrade, Inc., TD Bancnorth, National Association, TFS Securities, Inc., The Golden 1 Credit Union, The Huntington Investment Co., The Winning Edge Financial Group, Thrasher & Company, Thurston, Springer, Miller, Herd, Tower Square Securities, Inc., Transamerica Financial Advisor, Triad Advisors, Inc., Triangle Securities LLC, Trustmont Financial Group, Inc., UBS Financial Services, Inc., UMB Bank, NA, UMB Financial Services, Inc., Union Bank & Trust, Union Bank of California, NA, Union Savings Bank, UnionBanc Investment Services, United Bank, United Bank, Inc., United Brokerage Services, Inc., US Bancorp FID, US Bancorp Investments, US Bank, NA, UVest Financial Services Group, Inc., VALIC Financial Advisors, Inc., Valmark Securities, VanDerbilt Securities, LLC, VSR Financial Services, Inc., Wachovia ISG Platform, Waddell & Reed, Inc., Wall Street Financial Group, Walnut Street Securities, Inc., Waterstone Financial Group, Inc., Wedbush Morgan Securities, Inc., Wells Fargo Adv. Financial Network LLC, Wells Fargo Advisors, LLC, Wells Fargo Advisors, LLC ISG, Wells Fargo Ins. Services Inv. Adv., Wells Fargo Investments, Wells Federal Bank, WesBanco Bank, Inc., WesBanco Securities, Inc., Wescom Financial Services, Westamerica Bank, Western Federal Credit Union, Western International Securities, WFG Investments, Inc., Woodbury Financial Services, Inc., Workman Securities Corp. and WRP Investments, Inc.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will be calculated on a quarterly basis from the date the underlying fund is made available in the Separate Account for one, five and ten year periods or some other relevant periods if the underlying fund

4

-------------------------------------------------------------------------------

has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, the Total Annual Fund Operating Expenses, applicable Sales Charges, Premium Based Charge, Separate Account Annual Expenses, and the Annual Maintenance Fee are deducted from a hypothetical initial Premium Payment of $1,000.00. Standardized total returns do not include charges for optional benefit riders.

The formula we use to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

The Sub-Account may advertise a non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return does not include the Annual Maintenance Fee, Premium Based Charge, or Sales Charges. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

The Sub-Account may also advertise adjusted non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Adjusted non-standardized total return is measured in the same manner as the standardized total return described above.

A Sub-Account may advertise non-standardized total returns for periods predating its inception as an investment option in this variable annuity. Such non-standardized total returns reflect the adjusted historical returns of the underlying Fund in which the Sub-Account invests, as adjusted for certain Separate Account annual expenses (Mortality and Expense Risk Charges and Administrative Fees), but excludes adjustments for optional riders or deductions for Annual Maintenance Fees, sales charges, premium taxes and federal/state taxes (including possible penalties). To the extent that a Sub-Account invests in a Feeder Fund (a Feeder Fund is a fund that invests all of its assets into a corresponding Master Fund), the Feeder Fund's performance for periods pre-dating the inception of the Feeder Fund and/or its inclusion within a Separate Account may include the performance of the Master Fund since the inception of the Master Fund, as adjusted for the Feeder Fund's operating expenses. In such case, the performance of a Feeder Fund will be lower than the corresponding Master Fund because of Feeder Fund operating expenses. Performance may include the effect of waivers and reimbursements, in the absence of which performance may have been lower.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula we use to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR." Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

-------------------------------------------------------------------------------

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) All financial statements are included in Part A and Part B of the Registration Statement.
(b)    (1)    Resolution of the Board of Directors of Hartford Life Insurance
              Company ("Hartford") authorizing the establishment of the Separate
              Account.(1)
       (2)    Not applicable.
       (3)    (a) Amended and Restated Principal Underwriter Agreement.(1)
       (4)    (a) Form of Individual Flexible Premium Variable Annuity
                  Contract.(2)
       (4)    (b) Contract riders to be filed by Amendment.
       (5)    Form of Application.(2)
       (6)    (a) Articles of Incorporation of Hartford.(1)
       (6)    (b) Bylaws of Hartford.(1)
       (7)    Not applicable.
       (8)    (a) Fund Participation Agreements to be filed by Amendment.
              (b) Guarantee Agreement, between Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company and its wholly owned subsidiary, Hartford Life Insurance Company, dated as of January 1, 1990.(3)
              (c) Guarantee between Hartford Life Insurance Company and ITT
                  Hartford International Life Reassurance Corporation, dated August 29, 1994 and effective as of May 1, 1993.(3)
              (d) Guarantee Agreement, between Hartford Life Insurance Company and ITT Comprehensive Employee Benefit Service Company, its wholly owned subsidiary, dated as of April 1, 1997.(3)
              (e) Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.(3)
              (f) Capital Maintenance Agreement by and between Hartford Life
                  Insurance Company and Hartford Life, Inc. dated March 12, 2001.(3)
       (9)    Opinion and Consent of Sarah M. Patterson, Senior Counsel.
       (10)   Consent of Deloitte & Touche LLP to be filed by Amendment.
       (11)   No financial statements are omitted.
       (12)   Not applicable.
       (99)   Copy of Power of Attorney.

------------

(1) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement File No. 333-148564 filed on February 9, 2009.

(2) Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement File No. 333-136547, filed on August 14, 2009.

(3) Incorporated by reference to Post-Effective Amendment No. 10, to the Registration Statement on Form N-4, File No. 333-148564, filed on May 3, 2010.

ITEM 25  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
Lydia M. Anderson                   Vice President
Ricardo Anzaldua                    Assistant Secretary, Senior Vice President
Robert Arena                        Executive Vice President
Thomas S. Barnes                    Vice President
Thomas E. Bartell                   Vice President
David G. Bedard                     Chief Financial Officer, Senior Vice President, Director*
Beth A. Bombara                     Chief Accounting Officer
John B. Brady                       Actuary, Vice President
Kathleen M. Bromage                 Senior Vice President
Christopher S. Brown                Vice President
David A. Bulin                      Vice President
Thomas A. Campbell                  Actuary, Vice President
Jennifer Centrone                   Vice President
Karen Chamberlain                   Vice President
Michael R. Chesman                  Senior Vice President
Shaun C. Clasby                     Vice President
Jared A. Collins                    Vice President
Ellen Conway                        Vice President
Robert A. Cornell                   Actuary, Vice President
Rochelle S. Cummings                Vice President
James Davey                         Executive Vice President
Raymond E. DiDonna                  Vice President
Roberto Ecker                       Vice President
Joseph G. Eck                       Vice President
George Eknaian                      Senior Vice President
Mark A. Esposito                    Senior Vice President
Tamara L. Fagely                    Vice President
Richard D. Fergesen                 Vice President
Michael Fish                        Actuary, Vice President
Bradford J. Galiney                 Vice President
John W. Gallant                     Vice President
Ronald R. Gendreau                  Executive Vice President
John Glooch                         Vice President
Andrew S. Golfin, Jr.               Vice President
Christopher Graham                  Vice President
Christopher M. Grinnell             Vice President
Richard Guerrini                    Vice President
Christopher J. Hanlon               Senior Vice President
Stephen B. Harris                   Vice President
Ronald P. Herrmann                  Vice President
Andrew Hersey                       Vice President
Michael J. Hession                  Senior Vice President
Elizabeth Horvath                   Actuary, Vice President
Penelope A. Hrib                    Actuary, Vice President
Jeannie M. Iannello                 Vice President
Anne Iezzi                          Chief Compliance Officer, Vice President
Donna R. Jarvis                     Actuary, Vice President
Thomas D. Jones                     Vice President
Kathleen E. Jorens                  Assistant Treasurer, Vice President
Kristine J. Kelliher                Vice President
Claire Z. Kleckner                  Vice President
Michael Knipper                     Senior Vice President

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
Alan J. Kreczko                     Executive Vice President, General Counsel
David R. Kryzanski                  Vice President
David Lafrennie                     Vice President
Brian P. Laubacker                  Vice President/Regional Sales
Margaret Lesiak                     Vice President
David N. Levenson                   Chairman of the Board, Chief Executive Officer, President, Director*
Christopher M. Lewis                Senior Vice President
Edward P. Macdonald                 Vice President
Dana S. MacKinnon                   Vice President
Marialise Maroun                    Vice President
Patrick H. McEvoy                   Senior Vice President
William P. Meaney                   Senior Vice President
Vernon Meyer                        Senior Vice President
Donato L. Monaco                    Vice President
Harry S. Monti, Jr.                 Senior Vice President
Thomas Moran                        Director of Taxes, Senior Vice President
Craig D. Morrow                     Appointed Actuary, Vice President
Brian Murphy                        Executive Vice President
Brian J. Neary                      Vice President
Mark J. Niland                      Senior Vice President, Director
Robert W. Paiano                    Senior Vice President, Treasurer
Brian Pedersen                      Vice President
Thomas C. Peloquin                  Vice President/Financial Management
Glen-Roberts Pitruzzello            Vice President
Robert E. Primmer                   Senior Vice President
Darryl T. Rapini                    Vice President
Kari A. Ratajczak                   Vice President
Sharon A. Ritchey                   Executive Vice President
David C. Robinson                   Senior Vice President
Stephen A. Roche                    Vice President
Lori A. Rodden                      Vice President
Beverly L. Rohlik                   Chief Compliance Officer of Separate Accounts, Assistant Vice President
John P. Rogers                      Vice President
Michael J. Roscoe                   Actuary, Senior Vice President
Andrew Rubino                       Vice President
Eric Russman                        Vice President
Peter F. Sannizzaro                 Vice President
Laura Santirocco                    Assistant Secretary, Vice President
Wade A. Seward                      Vice President
Michael J. Shamburger               Vice President
Terence Shields                     Corporate Secretary, Asssistant Vice President
Robert R. Siracusa                  Vice President
Mark M. Socha                       Vice President
Kenneth J. Somers                   Vice President
John Sugar                          Vice President
Martin A. Swanson                   Vice President
Connie Tang                         Actuary, Vice President
Diane E. Tatelman                   Vice President
James P. Van Etten                  Vice President
Charles N. Vest                     Actuary, Vice President
Joanie Wieleba                      Vice President

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
Scott D. Witter                     Vice President
Jane Wolak                          Senior Vice President
James M. Yanosy                     Controller, Senior Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

* Denotes Board of Directors.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement on Form N-4, File No. 333-168986, filed on April 15, 2011.

ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of December 31, 2011, there were 83,774 Contract Owners.

ITEM 28.  INDEMNIFICATION

     Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

     ARTICLE VIII, Section 1(a) of the By-laws of the Depositor (as amended and restated effective July 25, 2000) provides that the Corporation, to the fullest extent permitted by applicable law as then in effect, shall indemnify any person who was or is a director or officer of the Corporation and who was or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal (including, without limitation, any action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor) (each, a Proceeding"), by reason of the fact that such a person was or is a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan or other entity (a "Covered Entity"), against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and actually and reasonably incurred by such person in connection with such Proceeding. Any such former or present director or officer of the Corporation finally determined to be entitled to indemnification as provided in this Article VIII is hereinafter called an "Indemnitee". Until such final determination is made such former or present director or officer shall be a "Potential Indemnitee" for purposes of this Article VIII. Notwithstanding the foregoing provisions of this Section 1(a), the Corporation shall not indemnify an Indemnitee with respect to any Proceeding commenced by such Indemnitee unless the commencement of such Proceeding by such Indemnitee has been approved by a majority vote of the Disinterested Directors (as defined in Section 5(d)); provided however, that such approval of a majority of the Disinterested Directors shall not be required with respect to any Proceeding commenced by such Indemnitee after a Change in Control (as defined in Section 5(d)) has occurred.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

       (a) HSD acts as principal underwriter for the following investment companies:

     Hartford Life Insurance Company - DC Variable Account I

     Hartford Life Insurance Company - Separate Account One

     Hartford Life Insurance Company - Separate Account Two

     Hartford Life Insurance Company - Separate Account Two (DC Variable Account
     II)

     Hartford Life Insurance Company - Separate Account Two (QP Variable
     Account)

     Hartford Life Insurance Company - Separate Account Two (Variable Account
     "A")

     Hartford Life Insurance Company - Separate Account Two (NQ Variable
     Account)

     Hartford Life Insurance Company - Separate Account Ten

     Hartford Life Insurance Company - Separate Account Three

     Hartford Life Insurance Company - Separate Account Five

     Hartford Life Insurance Company - Separate Account Seven

     Hartford Life Insurance Company - Separate Account Eleven

     Hartford Life Insurance Company - Separate Account Twelve

     Hartford Life and Annuity Insurance Company - Separate Account One

     Hartford Life and Annuity Insurance Company - Separate Account Ten

     Hartford Life and Annuity Insurance Company - Separate Account Three

     Hartford Life and Annuity Insurance Company - Separate Account Five

     Hartford Life and Annuity Insurance Company - Separate Account Six

     Hartford Life and Annuity Insurance Company - Separate Account Seven

     American Maturity Life Insurance Company - Separate Account AMLVA

     American Maturity Life Insurance Company - Separate Account One

     Nutmeg Life Insurance Company - Separate Account One

       (b) Directors and Officers of HSD

                                                              POSITIONS AND OFFICES
NAME                                                             WITH UNDERWRITER
----------------------------------------------------------------------------------------------------------------
Robert Arena (1)                  Executive Vice President/Business Line Principal and Director
Diana Benken (1)                  Chief Financial Officer and Controller/FINOP
Stuart M. Carlisle (1)            Vice President
Jared A. Collins (2)              Vice President
Christopher S. Conner (3)         AML Compliance Officer and Chief Compliance Officer
James Davey (1)                   Director
Kathleen E. Jorens (4)            Assistant Treasurer, Vice President
Vernon Meyer (1)                  Senior Vice President
Robert W. Paiano (4)              Treasurer, Senior Vice President
Sharon A. Ritchey (1)             President, Chief Executive Officer, Chairman of the Board and Director
Cathleen Shine (1)                Secretary
Martin A. Swanson (1)             Vice President/Marketing
Diane E. Tatelman (1)             Vice President

------------

(1)  Address: 200 Hopmeadow Street, Simsbury, CT 06089

(2)  Address: 31 St. James Ave., Suite 600, Boston, MA 02116-4190

(3)  Address: 1500 Liberty Ridge Dr., Wayne, PA 19087

(4)  Address: One Hartford Plaza, Hartford, CT 06155

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

ITEM 31.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32.  UNDERTAKINGS

       (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

       (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

       (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

       (d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 1st day of February, 2012.

HARTFORD LIFE INSURANCE COMPANY -
SEPARATE ACCOUNT SEVEN
(Registrant)

By:    David N. Levenson*                   *By:   /s/ Sarah M. Patterson
       -----------------------------------         -----------------------------------
       David N. Levenson,                          Sarah M. Patterson
       Chief Executive Officer, President,         Attorney-in-Fact
       Chairman of the Board

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:    David N. Levenson*
       -----------------------------------
       David N. Levenson,
       Chief Executive Officer, President,
       Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

David G. Bedard, Chief Financial Officer, Senior
 Vice President, Director*
Beth A. Bombara, Chief Accounting Officer*
David N. Levenson, Chief Executive Officer,
 President, Chairman of the Board, Director*                       *By:   /s/ Sarah M. Patterson
                                                                          -----------------------------------
Mark J. Niland, Senior Vice President,                                    Sarah M. Patterson
 Director                                                                 Attorney-in-Fact
                                                                   Date:  February 1, 2012

333-176149

                                 EXHIBIT INDEX

     (9)  Opinion and Consent of Sarah M. Patterson, Senior Counsel.
    (99)  Power of Attorney